EXHIBIT 10.1


                AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT



                            DATED AS OF APRIL 3, 2007



                                      AMONG



                          LASALLE BUSINESS CREDIT, LLC,
              SUCCESSOR BY MERGER TO LASALLE BUSINESS CREDIT, INC.,



                                    AS AGENT,



                                       AND



          THE FINANCIAL INSTITUTIONS FROM TIME TO TIME A PARTY HERETO,



                                   AS LENDERS,



                                       AND



                    PROTECTIVE APPAREL CORPORATION OF AMERICA
                           POINT BLANK BODY ARMOR INC.
                             AND NDL PRODUCTS, INC.,



                                  AS BORROWERS



                                       AND



                       DHB INDUSTRIES, INC., AS GUARANTOR





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                                TABLE OF CONTENTS


                                                                                                                PAGE

1.       DEFINITIONS..............................................................................................5

2.       LOANS....................................................................................................5
         (A)      REVOLVING LOANS.................................................................................5
         (B)      REPAYMENTS......................................................................................5
         (C)      NOTES...........................................................................................5
         (D)      BORROWER REPRESENTATIVE.........................................................................5


3.       LETTERS OF CREDIT........................................................................................5
         (A)      GENERAL TERMS...................................................................................5
         (B)      REQUESTS FOR LETTERS OF CREDIT..................................................................5
         (C)      OBLIGATIONS ABSOLUTE............................................................................5
         (D)      EXPIRATION DATES OF LETTERS OF CREDIT...........................................................5
         (E)      PARTICIPATION...................................................................................5

4.       INTEREST, FEES AND CHARGES...............................................................................5
         (A)      INTEREST RATE...................................................................................5
         (B)      OTHER LIBOR PROVISIONS..........................................................................5
         (C)      FEES AND CHARGES................................................................................5
         (D)      MAXIMUM INTEREST................................................................................5

5.       COLLATERAL...............................................................................................5
         (A)      REAFFIRMATION OF GRANT OF SECURITY INTEREST TO AGENT............................................5
         (B)      OTHER SECURITY..................................................................................5
         (C)      POSSESSORY COLLATERAL...........................................................................5
         (D)      ELECTRONIC CHATTEL PAPER........................................................................5

6.       PRESERVATION OF COLLATERAL AND PERFECTION OF SECURITY INTERESTS THEREIN..................................5

7.       POSSESSION OF COLLATERAL AND RELATED MATTERS.............................................................5

8.       COLLECTIONS..............................................................................................5

9.       COLLATERAL, AVAILABILITY AND FINANCIAL REPORTS AND SCHEDULES.............................................5
         (A)      BORROWING REPORTS...............................................................................5
         (B)      MONTHLY REPORTS AND FINANCIAL STATEMENTS........................................................5
         (C)      QUARTERLY AND ANNUAL FINANCIAL STATEMENTS.......................................................5
         (D)      ANNUAL PROJECTIONS..............................................................................5
         (E)      EXPLANATION OF BUDGETS AND PROJECTIONS..........................................................5
         (F)      PUBLIC REPORTING................................................................................5

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         (G)      ERISA...........................................................................................5
         (H)      OTHER INFORMATION...............................................................................5

10.      TERMINATION; AUTOMATIC RENEWAL...........................................................................5

11.      REPRESENTATIONS AND WARRANTIES...........................................................................5
         (A)      THE FINANCIAL AND OTHER INFORMATION.............................................................5
         (B)      LOCATIONS.......................................................................................5
         (C)      LOANS BY THE BORROWERS..........................................................................5
         (D)      ACCOUNTS AND INVENTORY..........................................................................5
         (E)      LIENS...........................................................................................5
         (F)      ORGANIZATION, AUTHORITY AND NO CONFLICT.........................................................5
         (G)      LITIGATION......................................................................................5
         (H)      COMPLIANCE WITH LAWS AND MAINTENANCE OF PERMITS.................................................5
         (I)      AFFILIATE TRANSACTIONS..........................................................................5
         (J)      NAMES AND TRADENAMES............................................................................5
         (K)      EQUIPMENT.......................................................................................5
         (L)      ENFORCEABILITY..................................................................................5
         (M)      SOLVENCY........................................................................................5
         (N)      INDEBTEDNESS....................................................................................5
         (O)      MARGIN SECURITY AND USE OF PROCEEDS.............................................................5
         (P)      PARENT, SUBSIDIARIES AND AFFILIATES.............................................................5
         (Q)      NO DEFAULTS.....................................................................................5
         (R)      EMPLOYEE MATTERS................................................................................5
         (S)      INTELLECTUAL PROPERTY...........................................................................5
         (T)      ENVIRONMENTAL MATTERS...........................................................................5
         (U)      ERISA MATTERS...................................................................................5
         (V)      LEVY, SEIZURE OR ATTACHMENT.....................................................................5
         (W)      FORMER DHB SUBSIDIARIES.........................................................................5
         (X)      GOVERNMENT CONTRACTS............................................................................5

12.      AFFIRMATIVE COVENANTS....................................................................................5
         (A)      MAINTENANCE OF RECORDS..........................................................................5
         (B)      NOTICES.........................................................................................5
         (C)      COMPLIANCE WITH LAWS AND MAINTENANCE OF PERMITS.................................................5
         (D)      INSPECTION AND AUDITS...........................................................................5
         (E)      INSURANCE.......................................................................................5
         (F)      COLLATERAL......................................................................................5
         (G)      USE OF PROCEEDS.................................................................................5
         (H)      TAXES...........................................................................................5
         (I)      INTELLECTUAL PROPERTY...........................................................................5
         (J)      MANAGEMENT TEAM.................................................................................5
         (K)      PATRIOT ACT, BANK SECRECY ACT AND OFFICE OF FOREIGN ASSETS CONTROL..............................5
         (L)      LISTING DEVELOPMENTS............................................................................5

13.      NEGATIVE COVENANTS.......................................................................................5
         (A)      GUARANTIES......................................................................................5

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         (B)      INDEBTEDNESS....................................................................................5
         (C)      LIENS...........................................................................................5
         (D)      MERGERS, SALES, ACQUISITIONS, SUBSIDIARIES AND OTHER TRANSACTIONS OUTSIDE THE ORDINARY COURSE OF
                  BUSINESS........................................................................................5
         (E)      DIVIDENDS AND DISTRIBUTIONS.....................................................................5
         (F)      INVESTMENTS; LOANS..............................................................................5
         (G)      FUNDAMENTAL CHANGES, LINE OF BUSINESS...........................................................5
         (H)      EQUIPMENT.......................................................................................5
         (I)      USE OF PROCEEDS.................................................................................5
         (J)      AFFILIATE TRANSACTIONS..........................................................................5
         (K)      SETTLING OF ACCOUNTS............................................................................5
         (L)      SUBORDINATION OF INTERCOMPANY INDEBTEDNESS......................................................5
         (M)      TRANSFER OF ASSETS..............................................................................5
         (N)      FINANCIAL COVENANT AMENDMENT....................................................................5
         (O)      OFAC............................................................................................5

14.      FINANCIAL COVENANTS......................................................................................5
         (A)      CAPITAL EXPENDITURES............................................................................5
         (B)      NET SALES.......................................................................................5

15.      DEFAULT..................................................................................................5
         (A)      PAYMENT.........................................................................................5
         (B)      BREACH OF THIS AGREEMENT AND THE OTHER AGREEMENTS...............................................5
         (C)      BREACHES OF OTHER OBLIGATIONS...................................................................5
         (D)      BREACH OF REPRESENTATIONS AND WARRANTIES........................................................5
         (E)      LOSS OF COLLATERAL..............................................................................5
         (F)      BANKRUPTCY OR SIMILAR PROCEEDINGS...............................................................5
         (G)      APPOINTMENT OF RECEIVER.........................................................................5
         (H)      JUDGMENT........................................................................................5
         (I)      DISSOLUTION OF OBLIGOR..........................................................................5
         (J)      DEFAULT OR REVOCATION OF GUARANTY...............................................................5
         (K)      LEVY, SEIZURE OR ATTACHMENT.....................................................................5
         (L)      CRIMINAL PROCEEDINGS............................................................................5
         (M)      CHANGE OF CONTROL...............................................................................5
         (N)      MATERIAL ADVERSE CHANGE.........................................................................5

16.      REMEDIES UPON AN EVENT OF DEFAULT........................................................................5

17.      CONDITIONS PRECEDENT.....................................................................................5

18.      SETTLEMENTS, DISTRIBUTIONS AND APPORTIONMENT OF PAYMENTS.................................................5

19.      AGENT....................................................................................................5
         (A)      APPOINTMENT OF AGENT............................................................................5
         (B)      NATURE OF DUTIES OF AGENT.......................................................................5
         (C)      LACK OF RELIANCE ON AGENT.......................................................................5

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         (D)      CERTAIN RIGHTS OF AGENT.........................................................................5
         (E)      RELIANCE BY AGENT...............................................................................5
         (F)      INDEMNIFICATION OF AGENT........................................................................5
         (G)      AGENT IN ITS INDIVIDUAL CAPACITY................................................................5
         (H)      HOLDERS OF NOTES................................................................................5
         (I)      SUCCESSOR AGENT.................................................................................5
         (J)      COLLATERAL MATTERS..............................................................................5
         (K)      ACTIONS WITH RESPECT TO DEFAULTS................................................................5
         (L)      DELIVERY OF INFORMATION.........................................................................5
         (M)      DEMAND..........................................................................................5
         (N)      NOTICE OF DEFAULT...............................................................................5

20.      ASSIGNABILITY............................................................................................5

21.      AMENDMENTS, ETC..........................................................................................5

22.      NONLIABILITY OF AGENT AND LENDERS........................................................................5

23.      INDEMNIFICATION..........................................................................................5

24.      NOTICE...................................................................................................5

25.      CHOICE OF GOVERNING LAW; CONSTRUCTION; FORUM SELECTION...................................................5

26.      CONFIRMATION OF EXISTING OBLIGATIONS.....................................................................5

27.      HEADINGS OF SUBDIVISIONS.................................................................................5

28.      POWER OF ATTORNEY........................................................................................5

29.      CONFIDENTIALITY..........................................................................................5

30.      SYNDICATION..............................................................................................5

31.      COUNTERPARTS.............................................................................................5

32.      ELECTRONIC SUBMISSIONS...................................................................................5

33.      WAIVER OF JURY TRIAL; OTHER WAIVERS......................................................................5

34.      JOINT AND SEVERAL OBLIGATIONS; GUARANTEES................................................................5

35.      WAIVER OF EXISTING DEFAULTS..............................................................................5

36.      EFFECT OF AMENDMENT AND RESTATEMENT......................................................................5


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EXHIBITS

Exhibit A.........Compliance Certificate

Exhibit B.........Business and Collateral Locations

Exhibit C.........Commercial Tort Claims

Exhibit D.........Form of Intercompany Note

Exhibit E.........Form of Assignment and Acceptance

SCHEDULES

Schedule 2(a)(ii)          Eligible Inventory Valuation

Schedule 9(b)(iii)         Financial Condition Matters

Schedule 11(g)             Litigation

Schedule 11(h)             Compliance with Laws

Schedule 11(i)             Affiliate Transactions

Schedule 11(j)             Names and Trade Names

Schedule 11(k)             Equipment

Schedule 11(o)             Margin Security

Schedule 11(p)             Parents, Subsidiaries and Affiliates

Schedule 11(u)             Plans

Schedule 11(x)             Government Contracts

Schedule 12(a)             Maintenance of Records

Schedule 13(b)             Indebtedness

Schedule 17(a)             Closing Document Checklist


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                AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT


         THIS AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT (as amended, modified or supplemented from time to time, this "AGREEMENT") made this 3rd day of April, 2007 by and among LASALLE BUSINESS CREDIT, LLC, a Delaware limited liability company, successor by merger to LaSalle Business Credit, Inc. (in its individual capacity, "LASALLE"), as administrative agent and collateral agent (in such agent capacities, "AGENT") for itself and all other lenders from time to time a party hereto ("LENDERS"), located at 135 South LaSalle Street, Chicago, Illinois 60603-4105, and PROTECTIVE APPAREL CORPORATION OF AMERICA, a New York corporation ("PACA"), POINT BLANK BODY ARMOR INC., a Delaware corporation ("POINT BLANK") and NDL PRODUCTS, INC., a Florida corporation ("NDL", and together with PACA and Point Blank, collectively, the "BORROWERS" and each, individually, a "BORROWER"), and DHB INDUSTRIES, INC., a Delaware corporation (f/k/a DHB Capital Group, Inc.) (the "PARENT" and a "GUARANTOR").

                                   WITNESSETH:

         WHEREAS, LaSalle extended a term credit facility and a revolving credit facility to Borrowers pursuant to that certain Loan and Security Agreement, dated September 24, 2001 (as amended, restated, supplemented or otherwise modified from time to time prior to giving effect to this Agreement, the "PRIOR LOAN AGREEMENT," and together with all Other Agreements as in effect immediately prior to giving effect to this Agreement, the "PRIOR LOAN DOCUMENTS"), by and among the Borrowers, Parent and LaSalle; and

         WHEREAS, Borrowers, Parent, Agent, and Lenders have agreed to further amend and to restate the terms of the Prior Loan Agreement as set forth herein.

         NOW, THEREFORE, in consideration of any Loan (including any Loan by renewal or extension) or Letter of Credit heretofore or hereafter made to or for the benefit of the Borrowers by Agent and/or Lenders, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by the parties hereto, including without limitation, any Lender, the parties hereto agree to amend and restate the Prior Loan Agreement in its entirety, as follows:

         1.       DEFINITIONS.

         "ACCOUNT", "ACCOUNT DEBTOR", "CHATTEL PAPER", "COMMERCIAL TORT CLAIMS", "DEPOSIT ACCOUNTS", "DOCUMENTS", "ELECTRONIC CHATTEL PAPER", "EQUIPMENT", "FIXTURES", "GENERAL INTANGIBLES", "GOODS", "INSTRUMENTS", "INVENTORY", "INVESTMENT PROPERTY", "LETTER-OF-CREDIT RIGHT", "PROCEEDS" and "TANGIBLE CHATTEL PAPER" shall have the respective meanings assigned to such terms in the New York Uniform Commercial Code, as the same may be in effect from time to time.

         "0014 CONTRACT" means contract number W91CRB-04-D-0014, dated as of June 7, 2004, by and between the United States Government and Point Blank, as amended, restated or otherwise modified from time to time, including, without limitation, by 0014 Modification P00006.

         "0014 MODIFICATION P00006" means amendment number P00006 to the 0014 Contract, dated and effective as of January 24, 2007.

         "0030 CONTRACT" means contract number W91CRB-06-D-0030, dated as of August 3, 2006, by and between the United States Government and Point Blank, as amended, restated or otherwise modified from time to time, including, without limitation, by 0030 Modification P00003.

         "0030 MODIFICATION P00003" means amendment number P00003 to the 0030 Contract, dated and effective as of December 11, 2006.

         "ACQUIRED DEBT" means indebtedness with respect to capitalized leases or purchase money security interest financing of a Person existing at the time such Person became a Subsidiary or assumed by Parent or any Subsidiary of Parent pursuant to a Permitted Acquisition (and not created or incurred in connection with or in anticipation of such Permitted Acquisition).

         "ADJUSTED AVAILABILITY" shall mean, as of any date of determination, an amount, determined by the Agent in a commercially reasonable manner, equal to the excess of (a) the Revolving Loan Limit OVER (b) the sum of (i) the principal amount of all outstanding Revolving Loans and all Letter of Credit Obligations PLUS (ii) the aggregate amount of all outstanding and unpaid trade payables and other obligations of Parent and the Borrowers which are more than sixty (60) days past due as of such date (excluding payables for professional and restructuring costs and expenses).

         "AFFILIATE" shall mean any Person (i) which directly or indirectly through one or more intermediaries controls, is controlled by, or is under common control with, Parent or any Borrower, (ii) which beneficially owns or holds ten percent (10%) or more of the voting control or outstanding equity interests of Parent or any Borrower, or (iii) ten percent (10%) or more of the voting control or outstanding equity interests of which is beneficially owned or held by Parent or any Borrower.

         "APPLICABLE MARGIN" means a percentage equal to: (i) with respect to all Prime Rate Loans, 0.25%; and (ii) with respect to all LIBOR Rate Loans, 2.25%.

         "APPRAISAL" means a Monthly Desktop Appraisal or Quarterly Appraisal.

         "APPRAISER" means Hilco Appraisal Services LLC or another appraiser selected by Borrowers which is reasonably acceptable to Agent.

         "ASSIGNMENT AND ACCEPTANCE" shall have the meaning in SUBSECTION 20(C) hereof.

         "AUDIT FEE" shall have the meaning specified in SUBSECTION 12(D) hereof.

         "AVAILABILITY" shall mean, as of any date of determination, an amount, determined by the Agent in a commercially reasonable manner, equal to the excess of (a) the Revolving Loan Limit OVER (b) the sum of the principal amount of all

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outstanding Revolving Loans and all Letter of Credit Obligations.

         "BLOCKED ACCOUNT" shall have the meaning specified in SUBSECTION 8(A) hereof.

         "BORROWER REPRESENTATIVE" shall mean Point Blank or any other Borrower that Borrowers and Parent shall collectively designate in writing from time to time after the Closing Date upon not less than five (5) Business Days' written notice to Agent.

         "BUSINESS  DAY" shall mean any day other than a  Saturday,  a Sunday or
(i) with respect to all matters, determinations, fundings and payments in connection with LIBOR Rate Loans, any day on which banks in London, England or Chicago, Illinois are required or permitted to close, and (ii) with respect to all other matters, any day that banks in Chicago, Illinois are required or permitted to close.

         "CAPITAL   ADEQUACY  CHARGE"  shall  have  the  meaning   specified  in
SUBSECTION 4(C)(V) hereof.

         "CAPITAL   ADEQUACY  DEMAND"  shall  have  the  meaning   specified  in
SUBSECTION 4(C)(V) hereof.

         "CAPITAL EXPENDITURES" shall mean, with respect to any period, the aggregate of all expenditures (whether paid in cash or accrued as liabilities and including expenditures for capitalized lease obligations) made by Parent and its Subsidiaries during such period that are required by generally accepted accounting principles, consistently applied, to be included in or reflected by the property, plant and equipment or similar fixed asset accounts (or intangible accounts subject to amortization) on the consolidated balance sheet of Parent and its Subsidiaries.

         "CLOSING DATE" shall mean April 3, 2007.

         "CLOSING DATE AVAILABILITY RESERVES" shall mean, collectively, the First Availability Reserve and the Second Availability Reserve.

         "CLOSING DOCUMENT CHECKLIST" shall have the meaning specified in SUBSECTION 17(A)(I) hereof.

         "COLLATERAL" shall mean all of the property of the Parent and the Borrowers described in SECTION 5 hereof, together with all other real or personal property of any Obligor or any other Person now or hereafter pledged or assigned to Agent, for the benefit of Agent and Lenders, to secure, either directly or indirectly, repayment of any of the Liabilities.

         "COMPLETED FINANCIAL PACKAGE" means all of the following, each in form and substance reasonably acceptable to Agent:

                  (a) the annual projections of Parent and its Subsidiaries described in SUBSECTION 9(D) hereof for the Fiscal Year ending December 31, 2008, which shall be accompanied by a written certification by the Chief Financial Officer of Parent (on behalf of

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         Parent and its Subsidiaries) that such annual projections were prepared in good faith based upon estimates, information and assumptions that Parent and its Subsidiaries believed were reasonable at the time of preparation thereof; and

                  (b) the Form 10-K of Parent and its Subsidiaries for Fiscal Year 2006 (which shall include a consolidated balance sheet as at each of December 31, 2005 and December 31, 2006, and a consolidated income statement and consolidated statement of cash flow for each of Fiscal Year 2004, Fiscal Year 2005 and Fiscal Year 2006), which Form 10-K (and all financial statements included therein) shall be prepared in accordance with generally accepted accounting principles (consistently applied) and all other applicable SEC reporting requirements, and shall be accompanied by: (i) an unqualified audit opinion by independent certified public accountants selected by Parent and reasonably satisfactory to Agent that such consolidated financial statements for each such Fiscal Year present fairly in all material respects the financial condition and results of operations of Parent and its Subsidiaries on a consolidated basis in accordance with generally accepted accounting principles consistently applied for each such Fiscal Year; and (ii) copies of all related management letters sent to Parent or any Subsidiary thereof by such accountants. Parent and Borrowers shall further use commercially reasonable efforts to cause such accountants to deliver to Agent (for the benefit of Agent and Lenders) a letter acknowledging that such accountants are aware that a primary intent of Parent and Borrowers in obtaining such financial statements and unqualified audit opinion is to influence Agent and Lenders and that Agent and Lenders are relying upon such financial statements and unqualified audit opinion in connection with the exercise of their rights hereunder.

         "COMPLIANCE CERTIFICATE" shall mean a certificate in the form attached hereto as EXHIBIT A and signed by the Chief Financial Officer of Parent and Borrowers.

         "DEFAULT" shall have the meaning specified in SUBSECTION 2(A) hereof.

         "DEFAULTING LENDER" shall have the meaning specified in SUBSECTION 2(A) hereof.

         "DFAS" shall mean the Defense Financing & Account Service or any department thereof, wherever located.

         "DISPROPORTIONATE   ADVANCE"  shall  have  the  meaning   specified  in
SUBSECTION 2(A) hereof.

         "DISTRIBUTION" shall have the meaning specified in SUBSECTION 13(L) hereof.

         "EBITDA" shall having the meaning specified in Schedule 1 to EXHIBIT A hereto.

         "ELIGIBLE ACCOUNT" shall mean an Account owing to a Borrower which is acceptable to Agent in its sole discretion, exercised in a commercially reasonable manner, for lending purposes. Without limiting Agent's discretion, Agent shall consider an Account (or portion thereof) to be an Eligible Account if it meets, and so long as it continues to meet, the following requirements:

         (i)      it is genuine and in all respects what it purports to be;

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         (ii)     it  is owned by a  Borrower,  such  Borrower  has the right to subject it to a security interest in favor of Agent or assign it to Agent and it is subject to a first priority perfected security interest in favor of Agent and to no other claim, lien, security interest or encumbrance whatsoever, other than Permitted Liens;

         (iii) it arises from (A) the performance of services by a Borrower in the ordinary course of such Borrower's business, and such services have been fully performed and acknowledged and accepted by the Account Debtor thereunder; or (B) the sale or lease of Goods by a Borrower in the ordinary course of such Borrower's business, and (w) such Goods have been completed in accordance with the Account Debtor's specifications (if any) and shipped to the Account Debtor,
(x) or, in the case of Accounts where the United States Government is the Account Debtor, such Goods have been segregated in an area of a warehouse where such Borrower to which such Accounts are owed stores Inventory, clearly designated as containing Goods to be shipped to the United States Government and which Goods have been accepted and approved by the United States Government on a completed and signed form DD-250, (y) and shall not include any portion of Goods which such Account Debtor has refused to accept, returned or offered to return, which are the subject of such Account, and (z) such Borrower has possession of, or such Borrower has delivered to Agent (at Agent's request), shipping and delivery receipts evidencing shipment of such Goods;

         (iv) it is evidenced by an invoice rendered to the Account Debtor thereunder and is not outstanding beyond the earlier of: (i) sixty (60) days past the due date; and (ii) (x) in the case of all Account Debtors other than the United States Government, ninety (90) days past the invoice date, and (y) in the case of the United States Government, one hundred and twenty (120) days past the invoice date; PROVIDED, HOWEVER, that Accounts owing by DFAS up to an aggregate maximum of $5,000,000 at any time outstanding shall not be deemed to be ineligible under this CLAUSE (IV) if, and to the extent, such Accounts are not outstanding beyond one hundred and fifty (150) days past the invoice date;

         (v) it is a valid, legally enforceable and unconditional obligation of the Account Debtor thereunder; PROVIDED that any portion of such Account, and only such portion, which is subject to setoff, counterclaim, credit, allowance or adjustment by such Account Debtor, or to any claim by such Account Debtor denying liability thereunder in whole or in part, shall not be deemed an "ELIGIBLE ACCOUNT" hereunder;

         (vi) it does not arise out of a contract or order which fails in any material respect to comply with the requirements of applicable law;

         (vii) the Account Debtor thereunder is not a current or former director, officer, employee or agent of Parent or a Borrower, a current or former Subsidiary of a Borrower or Parent or a current or former Affiliate of Parent or a Borrower;

         (viii) the Account Debtor is located within the United States of America or is owing by the United States Government wherever located;

         (ix) it is not an Account owing by the United States Government, unless the Borrower to which the Account is payable has duly assigned its right

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

to payment of such Account to the Agent pursuant to, and in full compliance with, the Federal Assignment of Claims Act of 1940; PROVIDED, HOWEVER, that an Account that is an "ELIGIBLE ACCOUNT" in all other respects shall not be deemed to be ineligible under this CLAUSE (IX) solely because it has not been duly assigned in compliance with the Federal Assignment of Claims Act of 1940, so long as: (A) the face amount of each such Account does not exceed $10,000 and
(B) the aggregate outstanding amount of all such Accounts referenced in the immediately preceding CLAUSE (A) does not exceed $60,000 at any time; PROVIDED, FURTHER, that from and after the Second Availability Reserve Termination Date, Accounts owing by the United States Government that have not been duly assigned to Agent pursuant to the Federal Assignment of Claims Act of 1940 as indicated above, up to an aggregate maximum of $500,000 at any time outstanding, shall be deemed "ELIGIBLE ACCOUNTS" if, and to the extent, such Accounts are otherwise deemed to be "ELIGIBLE ACCOUNTS" hereunder;

         (x) it is not an Account owing by any state or local government, or any department, agency or instrumentality thereof, unless the Borrower to which the Account is payable has assigned its right to payment of such Account to the Agent pursuant to, and in full compliance with, any local applicable law comparable to the Federal Assignment of Claims Act of 1940; PROVIDED, HOWEVER, that an Account that is an "ELIGIBLE ACCOUNT" in all other respects shall not be deemed to be ineligible under this CLAUSE (X) solely because it has not been duly assigned in compliance with such applicable local law, so long as: (A) the face amount of each such Account does not exceed $15,000 and (B) the aggregate outstanding amount of all such Accounts referenced in the immediately preceding CLAUSE (A) does not exceed $50,000 at any time;

         (xi) it is not an Account owing by an Account Debtor located in a state which requires the Borrower to which the Account is payable, as a precondition to commencing or maintaining an action in the courts of that state, either to (A) receive a certificate of authority to do business and be in good standing in such state; or (B) file a notice of business activities report or similar report with such state's taxing authority, unless (x) such Borrower has taken the actions described in the immediately preceding CLAUSES (A) or (B); (y) the failure to take one of the actions described in either immediately preceding CLAUSE (A) or (B) may be cured retroactively by such Borrower at its election; or (z) such Borrower has proven, to Agent's satisfaction, that it is exempt from any such requirements under any such state's laws;

         (xii) it is not an Account owing by an Account Debtor if, when such Account is added to such Account Debtor's other indebtedness to Parent and Borrowers, the result is that more than fifty percent (50%) of the face amount of all Accounts then owing by such Account Debtor are not "ELIGIBLE ACCOUNTS" hereunder;

         (xiii)   it  is not an  Account  with  respect  to  which  the  Account
Debtor's obligation to pay is subject to any repurchase obligation or return right, as with sales made on a bill-and-hold, guaranteed sale, sale on approval, sale or return or consignment basis;

         (xiv) it is not an Account (A) with respect to which any representation or warranty contained in this Agreement is untrue; or (B) which violates any of the covenants of Parent or any Borrower contained in this Agreement;

         (xv) it is not an Account owing by an Account Debtor which, when added to all other indebtedness to Parent and Borrowers owing by such Account Debtor, exceeds: (A) 20% of all Accounts owing by all Account Debtors except DFAS; provided, HOWEVER, that at no time shall the Accounts owing by DFAS exceed 80% of all Accounts owing by all Account Debtors, or (B) a credit limit determined by Agent in its sole discretion, exercised in a commercially reasonable manner, for that Account Debtor (except that (i) Accounts excluded from "ELIGIBLE ACCOUNTS" solely by reason of this CLAUSE (XV) shall be "ELIGIBLE ACCOUNTS" to the extent of such credit limit and (ii) Agent will not establish any credit limit under this CLAUSE (B) for the United States Government so long as no Default or Event of Default has occurred and is continuing);

         (xvi) it does not arise out of progress billings or prior to completion of an order, or is not subject to any adverse security deposit or other similar advance made by or for the benefit of the applicable Account Debtor;

         (xvii) it is not an Account which constitutes advertising, finance charges, service charges or excise taxes; and

         (xix) it is not an Account that is otherwise deemed to be ineligible by Agent in its sole discretion, exercised in a commercially reasonable manner.

         "ELIGIBLE ACCOUNT EXCESS AVAILABILITY" means, as of any date of determination, the amount by which the Eligible Account sublimit calculated pursuant to SUBSECTION 2(A)(I) hereof as of such date of determination exceeds the sum of (a) the aggregate unpaid principal balance of all Revolving Loans made to all Borrowers PLUS (b) the aggregate amount of all Letter of Credit Obligations of all Borrowers, in each case as of such date of determination.

         "ELIGIBLE INVENTORY" shall mean Inventory of a Borrower which is acceptable to Agent in its sole discretion, exercised in a commercially reasonable manner, for lending purposes. Without limiting Agent's discretion, Agent shall consider Inventory to be Eligible Inventory if it meets, and so long as it continues to meet, the following requirements:

         (i) it is owned by a Borrower, such Borrower has the right to subject it to a security interest in favor of Agent and it is subject to a first priority perfected security interest in favor of Agent and to no other claim, lien, security interest or encumbrance whatsoever, other than Permitted Liens;

         (ii) it is located on one of the premises listed on EXHIBIT B (or other locations of which Agent has been advised in writing pursuant to SUBSECTION 12(B)(I) hereof) and is not in transit except between such locations;

         (iii) if held for sale or lease or furnishing under contracts of service, it is (except as Agent may otherwise consent in writing) new and unused and free from defects which would, in Agent's sole determination, made in a commercially reasonable manner, affect its market value;

         (iv) it is not stored with a bailee, consignee, warehouseman, processor or similar party unless Agent has given its prior written approval and the relevant Borrower has caused any such bailee, consignee, warehouseman, processor or similar party to issue and deliver to Agent, in form and substance acceptable to Agent, such Uniform Commercial Code financing statements, warehouse receipts, waivers and other documents as Agent shall require, or is on consignment to a Borrower from any Person;

         (v) Agent has determined, in accordance with Agent's customary business practices, that it is not unacceptable due to age, type, category or quantity;

         (vi) it does not consist of supplies, packaging, parts or sample Inventory;

         (vii) no Borrower has returned, has attempted to return, is in the process of returning or intends to return such Inventory to the vendor thereof;

         (viii) it is not damaged, obsolete, slow moving or not currently usable or saleable in the normal course of the applicable Borrower's operations; and

         (ix) it is not Inventory (A) with respect to which any of the representations and warranties contained in this Agreement are untrue; or (B) which violates any of the covenants of any Borrower contained in this Agreement.

         "ENVIRONMENTAL LAWS" shall mean all federal, state, district, local and foreign laws, rules, regulations, ordinances, and consent decrees relating to health, safety, hazardous substances, pollution and environmental matters, as now or at any time hereafter in effect, applicable to any Borrower's business or facilities owned or operated by any Borrower, including laws relating to emissions, discharges, releases or threatened releases of pollutants, contamination, chemicals, or hazardous, toxic or dangerous substances, materials or wastes into the environment (including, without limitation, ambient air, surface water, ground water, land surface or subsurface strata) or otherwise relating to the generation, manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling of Hazardous Materials.

         "ERISA" shall mean the Employee Retirement Income Security Act of 1974, as amended, modified or restated from time to time.

         "ERISA AFFILIATE" shall mean, with respect to Parent or any Borrower, any trade or business (whether or not incorporated) that, together with Parent or such Borrower, are treated as a single employer under Section 4001(b)(1) of ERISA or Sections 414(b), (c), (m) or (o) of the Internal Revenue Code.

         "ERISA EVENT" shall mean, with respect to Parent, any Borrower or any ERISA Affiliate, (i) any event described in Section 4043 of ERISA with respect to a Title IV Plan; (ii) the withdrawal of Parent, any Borrower or any ERISA Affiliate from a Title IV Plan subject to Section 4063 of ERISA during a plan year in which it was a substantial employer, as defined in Section 4001(a)(2) of ERISA; (iii) the complete or partial withdrawal of Parent, any Borrower or any ERISA Affiliate from any Multiemployer Plan; (iv) the filing of a notice of intent to terminate a Title IV Plan or the treatment of a plan amendment as a termination under Section 4041 of ERISA; (v) the institution of proceedings to terminate a Title IV Plan or Multiemployer Plan by the PBGC; (vi) the failure by Parent, any Borrower or any ERISA Affiliate to make when due required contributions to a Multiemployer Plan or Title IV Plan unless such failure is cured within 30 days; (vii) any other event or condition that might reasonably be expected to constitute grounds under Section 4042 of ERISA for the termination of, or the appointment of a trustee to administer, any Title IV Plan or Multiemployer Plan or for the imposition of liability under Section 4069 or 4212(c) of ERISA; (viii) the termination of a Multiemployer Plan under Section 4041A of ERISA or the reorganization or insolvency of a Multiemployer Plan under
Section 4241 or 4245 of ERISA; or (ix) the loss of a Qualified Plan's qualification or tax exempt status; or (x) the termination of a Plan described in Section 4064 of ERISA.

         "EVENT OF DEFAULT" shall have the meaning specified in SECTION 15 hereof.

         "FEDERAL ASSIGNMENT OF CLAIMS ACT OF 1940" shall mean, collectively, the Assignment of Claims Act of 1940, as amended, 31 U.S.C. ss. 3727, 41 U.S.C. ss. 15, any applicable rules, regulations and interpretations issued pursuant thereto, and any amendments to any of the foregoing.

         "FINANCIAL COVENANT AMENDMENT" shall mean an amendment to this Agreement, in form and substance acceptable to Agent and Requisite Lenders in their sole discretion and duly executed and delivered by Parent, Borrowers, Agent and Requisite Lenders in accordance with the terms hereof, which shall, among other things: (i) establish financial covenants with respect to Senior Leverage Ratio, Total Leverage Ratio, minimum Tangible Net Worth, Fixed Charge Coverage Ratio and minimum Consolidated EBITDA, in each case, at levels reasonably acceptable to Parent, Borrowers, Agent and Requisite Lenders; and
(ii) amend the definition of "Applicable Margin" to include a pricing grid for determination of "Applicable Margin" percentages that is reasonably acceptable to Parent, Borrowers, Agent and Requisite Lenders.

         "FIRST AVAILABILITY RESERVE" shall have the meaning specified in SUBSECTION 2(A) hereof.

         "FIRST AVAILABILITY RESERVE TERMINATION DATE" means the earliest Business Day on which all of the following conditions shall have been satisfied by Borrowers or waived by Agent in its sole discretion: (i) Agent shall have received evidence satisfactory to the Agent that the Borrowers have established and implemented a perpetual inventory reporting system reasonably satisfactory to Agent; and (ii) no Default or Event of Default shall have occurred and be continuing as of such Business Day.

         "FISCAL QUARTER" shall mean any of the quarterly accounting periods of Parent ending on March 31, June 30, September 30 and December 31 of each year.

         "FISCAL YEAR" shall mean each twelve (12) month accounting period of Parent, which ends on December 31 of each year.

         "FIXED CHARGES" shall having the meaning specified in Schedule 2 to EXHIBIT A.

         "FORMER DHB SUBSIDIARY" shall mean each of DHB Armor Group, Inc., a Delaware corporation, DHB Sports Group, Inc., a Delaware corporation, Lanxide Armor Products Inc., a Delaware corporation, and Orthopedic Products, Inc., a Florida corporation.

         "GUARANTOR"  or  "GUARANTORS"   shall  have  the  respective   meanings
specified in SUBSECTION 34(B) hereof.

         "HAZARDOUS MATERIALS" shall mean any hazardous, toxic or dangerous substance, materials and wastes, including, without limitation, hydrocarbons (including naturally occurring or man-made petroleum and hydrocarbons), flammable explosives, asbestos, urea formaldehyde insulation, radioactive materials, biological substances, polychlorinated biphenyls, pesticides, herbicides and any other kind and/or type of pollutants or contaminants (including, without limitation, materials which include hazardous constituents), sewage, sludge, industrial slag, solvents and/or any other similar substances, materials, or wastes and including any other substances, materials or wastes that are or become regulated under any Environmental Law (including, without limitation any that are or become classified as hazardous or toxic under any Environmental Law).

         "INDEMNIFIED PARTY" shall have the meaning specified in SECTION 23 hereof.

         "INTEREST PERIOD" shall mean, with respect to any LIBOR Rate Loans, any continuous period of thirty (30), sixty (60), ninety (90) or one hundred eighty
(180) days, as selected from time to time by the Borrower Representative by irrevocable notice (in writing, by mail, facsimile, telecopy or other electronic transmission) given to Agent not less than two (2) Business Days prior to the first day of each respective Interest Period; PROVIDED that: (i) each such Interest Period occurring after such initial Interest Period shall commence on the day on which the immediately preceding Interest Period expires; (ii) the final Interest Period shall be such that its expiration occurs on or before the end of the Original Term or any Renewal Term, as applicable; and (iii) if for any reason a requesting Borrower shall fail to timely select an Interest Period, then such Loans shall continue as, or revert to, Prime Rate Loans.

         "INTERNAL REVENUE CODE" means the Internal Revenue Code of 1986, as amended, and all regulations promulgated thereunder.

         "INVENTORY   ADVANCE  LIMIT"  shall  have  the  meaning   specified  in
SUBSECTION 2(A) hereof.

         "LASALLE BANK" shall mean LaSalle Bank National Association, Chicago, Illinois.

         "LETTER OF CREDIT" shall mean any Letter of Credit issued on behalf of a Borrower in accordance with this Agreement.

         "LETTER OF CREDIT OBLIGATIONS" shall mean, as of any date of determination, the sum of (i) the aggregate undrawn face amount of all Letters of Credit and (ii) the aggregate unreimbursed amount of all drawn Letters of Credit not already converted to Loans hereunder.

         "LIABILITIES" shall mean any and all obligations, liabilities and indebtedness of Parent and each Borrower to Agent or any Lender or to any parent, affiliate or subsidiary of Agent or any Lender, of any and every kind and nature, arising under or pursuant to any of this Agreement, the Other Agreements or the Prior Loan Documents or the transactions contemplated hereunder or thereunder or, howsoever created, arising or evidenced and howsoever owned, held or acquired, whether now or hereafter existing, whether now due or to become due, whether primary, secondary, direct, indirect, absolute, contingent or otherwise (including, without limitation, obligations of performance), whether several, joint or joint and several, and whether arising or existing under written or oral agreement or by operation of law.

         "LIBOR RATE" shall mean, with respect to any LIBOR Rate Loan for any Interest Period, a rate per annum equal to (a) the offered rate for deposits in United States dollars for a period equal to such Interest Period as it appears on Reuters Screen LIBOR01 Page (or such other page as may replace the Reuters Screen LIBOR01 Page of that service or such other service) as of 11:00 a.m. (London time) two Business Days prior to the first day of such Interest Period, divided by (b) a number equal to 1.0 minus the maximum reserve percentages
(express as a decimal fraction) including, without limitation, basic supplemental, marginal and emergency reserves under any regulations of the Board of Governors of the Federal Reserve System or other governmental authority having jurisdiction with respect thereto, as now and from time to time in effect, for Eurocurrency funding (currently referred to as "EUROCURRENCY LIABILITIES" in Regulation D of such Board) which are required to be maintained by the Lenders by the Board of Governors of the Federal Reserve System. The LIBOR Rate shall be adjusted automatically on and as of the effective date of any change in such reserve percentage.

         "LIBOR RATE LOANS" shall mean the Loans bearing interest with reference to the LIBOR Rate.

         "LOANS" shall mean all loans and advances made by Agent and/or any Lender to or on behalf of any Borrower hereunder or under the Prior Loan Agreement.

         "LOCK BOX" shall have the meaning specified in SUBSECTION 8(B) hereof.

         "LOCK BOX ACCOUNT" shall have the meaning specified in SUBSECTION 8(B) hereof.

         "MATERIAL ADVERSE EFFECT" shall mean a material adverse effect on the business, property, assets, prospects, operations or condition, financial or otherwise, of a Person.

         "MAXIMUM REVOLVING LOAN LIMIT" shall have the meaning specified in SUBSECTION 2(A) hereof.

         "MONTHLY DESKTOP APPRAISAL" shall mean, at any time, the then most recently completed monthly desktop evaluation and appraisal of Borrowers' Inventory completed by Appraiser in a manner acceptable to Agent and substantially in the same form as the Monthly Hilco Report.

         "MONTHLY HILCO REPORT" means the updated monthly "desktop" inventory evaluation and appraisal of DHB Industries, Inc. dated January 9, 2007 and prepared by Hilco Appraisal Services LLC.

         "MULTIEMPLOYER PLAN" shall mean a "multiemployer plan" as defined in Section (3)(7) of ERISA, and to which Parent, any Borrower or any ERISA Affiliate is making, is obligated to make or has made or been obligated to make in the past five years contributions on behalf of participants who are or were employed by any of them or withdrawal liability payments.

         "NET ORDERLY LIQUIDATION VALUE" means, with respect to Inventory of any Borrower, the orderly liquidation value thereof as set forth in the then most recently prepared Appraisal, net of all costs of liquidation thereof; PROVIDED, HOWEVER, that the orderly liquidation value of Inventory consisting of raw materials and work-in-process shall be calculated in accordance with the "conversion scenario" methodology applied in the Monthly Hilco Report.

         "NET SALES"  shall have the meaning  specified in Schedule 6 to EXHIBIT
A.

         "OBLIGOR" shall mean Parent, each Borrower and each other Person who is or shall become primarily or secondarily liable for any of the Liabilities.

         "ORIGINAL TERM" shall have the meaning specified in SECTION 10 hereof.

         "OTHER AGREEMENTS" shall mean all agreements, instruments and documents, other than this Agreement, including, without limitation, guaranties, mortgages, trust deeds, pledges, powers of attorney, consents, assignments, contracts, notices, security agreements, leases, financing statements and all other writings heretofore, now or from time to time hereafter executed by or on behalf of Parent, one or more Borrowers, or any other Obligor and delivered to Agent and/or any Lender or to any parent, affiliate or subsidiary of Agent and/or any Lender in connection with the Liabilities or the transactions contemplated hereby (including, without limitation, the Prior Loan Documents), as each of the same may be amended, modified or supplemented from time to time.

         "PBGC" shall have the meaning specified in SUBSECTION 12(B)(V) hereof.

         "PERMITTED ACQUISITION" shall have the meaning specified in SUBSECTION 13(D) hereof.

         "PERMITTED INVESTMENTS" shall mean (i) marketable direct obligations issued or unconditionally guaranteed by the United States Government or issued by any agency thereof and backed by the full faith and credit of the United States of America, in each case, maturing within one year from the date of the acquisition thereof; (ii) commercial paper, maturing not more than 270 days after the date of issue rated P-1 by Moody's or A-1 by Standard & Poor's; (iii) certificates of deposit maturing not more than 270 days after the date of issue, issued by commercial banking institutions and money market or demand deposit accounts maintained at commercial banking institutions, each of which is a member of the Federal Reserve System and has a combined capital and surplus and undivided profits of not less than $500,000,000; (iv) repurchase agreements having maturities of not more than 90 days from the date of acquisition which are entered into with major money center banks included in the commercial banking institutions described in clause (iii) above and which are secured by readily marketable direct obligations of the United States Government or any agency thereof, (v) money market accounts maintained with mutual funds having assets in excess of $2,500,000,000; and (vi) tax exempt securities rated A or better by Moody's or A+ or better by Standard & Poor's.

         "PERMITTED LIENS" shall mean (i) liens of lessors under lease agreements and statutory liens of landlords, carriers, warehousemen, processors, mechanics, materialmen or suppliers incurred in the ordinary course of business and securing amounts not yet due or declared to be due by the claimant thereunder; (ii) liens or security interests in favor of Agent; (iii) zoning restrictions and easements, licenses, covenants and other restrictions affecting the use of real property that do not individually or in the aggregate have a material adverse effect on Parent's or any Borrower's ability to use such real property for its intended purpose in connection with such Parent's or Borrower's business; (iv) liens in connection with purchase money indebtedness and capitalized leases otherwise permitted pursuant to this Agreement; provided, that such liens attach only to the specific assets the purchase of which was financed by such purchase money indebtedness or which is the subject of such capitalized leases; (v) liens securing the payment of taxes not yet due or the payment of which is being contested in good faith and by appropriate proceedings; PROVIDED, that (a) adequate reserves for such taxes have been established to the extent required by generally accepted accounting principles, consistently applied, and (b) no notice of any such lien has been filed in any jurisdiction; (vi) deposits under workers compensation, unemployment insurance or social security laws, or to secure the performance of bids, tenders, contracts or leases, or to secure statutory obligations, surety or appeal bonds, or other bonds in the ordinary course of business; (vii) liens securing judgments or awards which do not constitute Events of Default hereunder and which are being appealed while a stay is in effect; (viii) the filing of Uniform Commercial Code financing statements solely as a precautionary measure in connection with operating leases or consignment of goods; (ix) leases or subleases of property of Parent or any Borrower, in each case entered into in the ordinary course of such Person's business; (x) licenses or sublicenses of intellectual property granted by Parent or any Borrower in the ordinary course of its business and not interfering in any material respect with the conduct of the business of Parent and the Borrowers, taken as a whole; (xi) liens securing Acquired Debt incurred or assumed in connection with any Permitted Acquisition; PROVIDED such liens attach only (a) in the case of mortgage indebtedness, to the real estate previously financed by such lienholder, (b) in the case of indebtedness with respect to capitalized leases, to the assets which are the subject of such capitalized leases, or (c) in the case of any other indebtedness in respect of purchase money security interest financing, to the assets which are the subject of such purchase money security interest financing; it being understood and agreed that in no event shall any liens under this clause (xii) attach to any assets constituting Collateral; (xiii) other liens that secure obligations, the aggregate principal amount of which does not exceed, as of any date of determination, One Hundred Thousand and No/100 Dollars ($100,000); and
(xiv) liens to which Agent has given its prior written consent.

         "PERSON" shall mean any individual, sole proprietorship, partnership, joint venture, trust, unincorporated organization, association, corporation, limited liability company, institution, entity, party or foreign or United
States government (whether federal, state, county, city, municipal or otherwise), including, without limitation, any instrumentality, division, agency, body or department thereof.

         "PLAN" shall mean, at any time, an "employee benefit plan," as defined in Section 3(3) of ERISA, that Parent, any Borrower or any ERISA Affiliate maintains, contributes to or has an obligation contribute to on behalf of its employees.

         "PRE-SETTLEMENT DETERMINATION DATE" shall have the meaning specified in SUBSECTION 18(A) hereof.

         "PRIMARY SYNDICATION" shall have the meaning specified in SECTION 30 hereof.

         "PRIME RATE" shall mean LaSalle Bank's publicly announced prime rate (which is not intended to be LaSalle Bank's lowest or most favorable rate in effect at any time) in effect from time to time.

         "PRIME RATE LOANS" shall mean the Loans bearing interest with reference to the Prime Rate.

         "PRIOR CLOSING DATE" means September 24, 2001.

         "PRIOR LIABILITIES" shall have the meaning specified in SECTION 36 hereof.

         "PRO RATA SHARE" shall mean at any time, with respect to any Lender, a fraction (expressed as a percentage in no more than nine (9) decimal places), the numerator of which shall be the sum of the Revolving Loan Commitment of such Lender at such time and the denominator of which shall be the Maximum Revolving Loan Limit at such time.

         "QUALIFIED PLAN" shall mean a Plan that is intended to be tax-qualified under Section 401(a) of the Internal Revenue Code.

         "QUARTERLY APPRAISAL" shall mean, at any time, the then most recently completed full quarterly evaluation and appraisal of Borrowers' Inventory completed by Appraiser in a manner acceptable to Agent and substantially in the same form as the Quarterly Hilco Report.

         "QUARTERLY HILCO REPORT" means the Inventory Evaluation and Appraisal of DHB Industries, Inc. dated September 22, 2006 and prepared by Hilco Appraisal Services LLC.

         "REGISTER" shall have the meaning specified in SUBSECTION 20(E) hereof.

         "REGULATORY CHANGE" shall have the meaning specified in SUBSECTION 4(B)(III) hereof.

         "RENEWAL TERM" shall have the meaning specified in SECTION 10 hereof.

         "REQUISITE LENDERS" shall mean, at any time, Lenders having Pro Rata Shares aggregating at least fifty and one-tenth percent (50.1%), unless there are only two Lenders, in which case both Lenders.

         "REVOLVING LOAN COMMITMENT" shall mean, with respect to each Lender, the maximum amount of Revolving Loans which such Lender has agreed to make to Borrowers, subject to the terms and conditions of this Agreement, as set forth on the signature page hereto or an Assignment and Acceptance executed by such Lender.

         "REVOLVING LOAN LIMIT" shall have the meaning specified in SUBSECTION 2(A) hereof.

         "REVOLVING LOANS" shall have the meaning specified in SUBSECTION 2(A) hereof.

         "SEC" shall mean the United States Securities and Exchange Commission.

         "SECOND AVAILABILITY RESERVE" shall have the meaning ascribed to such term in SUBSECTION 2(A) hereof.

         "SECOND AVAILABILITY RESERVE TERMINATION DATE" means the earliest Business Day on which all of the following conditions shall have been satisfied by the Borrowers or waived by Agent in its sole discretion: (i) the First Availability Reserve Termination Date shall have occurred; (ii) the Financial

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

Covenant Amendment shall have been duly executed and delivered by Borrowers, Parent, Agent, and Requisite Lenders and shall have become effective and enforceable against the parties thereto in accordance with its terms; (iii) Agent shall have received the Completed Financial Package; and (iv) no Default or Event of Default shall have occurred and be continuing as of such Business Day.

         "SENIOR LEVERAGE RATIO" shall having the meaning specified in Schedule 4 to EXHIBIT A hereto.

         "SETTLEMENT DATE" shall have the meaning specified in SUBSECTION 18(A) hereof.

         "SUBSIDIARY" shall mean, as to any Person, any corporation of which more than fifty percent (50%) of the outstanding capital stock having ordinary voting power to elect a majority of the board of directors of such corporation (irrespective of whether at the time stock of any other class of such corporation shall have or might have voting power by reason of the happening of any contingency) is at the time, directly or indirectly, owned by such Person, or any partnership, joint venture or limited liability company of which more than fifty percent (50%) of the outstanding equity interests are at the time, directly or indirectly, owned by such Person or any partnership of which such Person is a general partner.

         "TANGIBLE NET WORTH" shall having the meaning specified in Schedule 5 to EXHIBIT A hereto.

         "TAX" shall mean any tax, levy, impost, duty, deduction, withholding or charges of whatever nature required to be paid by Agent or any Lender (i) in relation to any LIBOR Rate Loans and the applicable LIBOR Rate, and/or (ii) to be withheld or deducted from any payment otherwise required hereby to be made by one or more Borrowers to Agent or any Lender; PROVIDED, that the term "TAX" shall not include any taxes imposed upon the net income of Agent or any Lender.

         "TITLE IV PLAN" shall mean a Plan (other than a Multiemployer Plan), that is covered by Title IV of ERISA or Section 412 of the Internal Revenue
Code, and that Parent, any Borrower or any ERISA Affiliate maintains, contributes to or has an obligation to contribute to on behalf of participants who are or were employed by any of them.

         "TOTAL LEVERAGE RATIO" shall having the meaning specified in Schedule 3 to EXHIBIT A hereto.
         "UNFUNDED PENSION LIABILITY" shall mean, at any time, the aggregate amount, if any, of the amount by which the present value of all accrued benefits under each Title IV Plan exceeds the fair market value of all assets of such Title IV Plan allocable to such benefits in accordance with Title IV of ERISA, all determined as of the most recent valuation date for each such Title IV Plan using the actuarial assumptions for purposes of determining the funded status of each such Title IV Plan under Section 412 of the Internal Revenue Code.

         "UNITED STATES GOVERNMENT" means the United States of America or any department, agency, instrumentality or other subdivision thereof.

         2.       LOANS.

                  (A)      REVOLVING LOANS.

         Subject to the terms and conditions of this Agreement and the Other Agreements, during the Original Term and each Renewal Term, if any, commencing on the date the conditions in SUBSECTION 17(A) are satisfied, each Lender, severally and not jointly, agrees to make its Pro Rata Share of revolving loans and advances to the Borrowers (the "REVOLVING LOANS") upon the request of the Borrower Representative, on behalf of the Borrowers, up to such Lender's Revolving Loan Commitment, so long as after giving effect to such Revolving Loans, the sum of the aggregate unpaid principal balance of the Revolving Loans and the Letter of Credit Obligations does not exceed an amount up to the sum of the following sublimits (the "REVOLVING LOAN LIMIT"):

                  (i) Up to eighty-five percent (85%) of the face amount of the Borrowers' Eligible Accounts (less maximum discounts, credits and allowances which may be taken by or granted to the Account Debtors in connection therewith in the ordinary course of the Borrowers' business); PLUS

                  (ii) Up to the lesser of: (A) sixty-five percent (65%) of the Borrowers' Eligible Inventory valued at cost (in accordance with the procedures described in SCHEDULE 2(A)(II)); (B) eighty-five percent (85%) of the Net Orderly Liquidation Value of the Borrowers' Eligible Inventory as determined by the then most recently completed Appraisal;
         (C) fifty percent (50%) of the Maximum Revolving Loan Limit; or (D) $17,500,000 (the "INVENTORY ADVANCE LIMIT"); MINUS

                  (iii) Prior to the First Availability Reserve Termination Date, an additional reserve in the amount of $3,500,000 (the "FIRST AVAILABILITY RESERVE"); MINUS

                  (iv) Prior to the Second Availability Reserve Termination Date, an additional reserve in the amount of $3,500,000 (the "SECOND AVAILABILITY RESERVE"); MINUS

                  (v) such additional reserves Agent elects to establish from time to time in its sole discretion, exercised in a commercially reasonable manner;

PROVIDED, that (x) the aggregate undrawn amount of all Letters of Credit issued or guaranteed by Lenders, with respect to all Borrowers, shall at no time exceed Five Million and No/100 Dollars ($5,000,000), and (y) the Revolving Loan Limit with respect to Revolving Loans made to all Borrowers, at any one time outstanding, shall in no event exceed Thirty-Five Million and No/100 Dollars ($35,000,000) (the "MAXIMUM REVOLVING LOAN LIMIT").

         The aggregate unpaid principal balance of the Revolving Loans made to all Borrowers, at any one time outstanding, shall not at any time exceed the lesser of (i) the Revolving Loan Limit MINUS the Letter of Credit Obligations of all Borrowers and (ii) the Maximum Revolving Loan Limit MINUS the Letter of Credit Obligations of all Borrowers. If at any time the outstanding aggregate principal amount of such Revolving Loans exceeds the Revolving Loan Limit MINUS such Letter of Credit Obligations, or any portion of the outstanding principal of such Revolving Loans and such Letter of Credit Obligations exceeds any applicable sublimit within the Revolving Loan Limit, the Borrowers shall immediately, on a joint and several basis, and without the necessity of demand by Agent, pay to Agent such amount as may be necessary to eliminate such excess, and Agent shall apply such payment to the Revolving Loans in such order as Agent shall determine in its sole discretion; PROVIDED, that Agent may, in its sole discretion, permit such excess (the "INTERIM ADVANCE") to remain outstanding and continue to advance Revolving Loans to any Borrower on behalf of Lenders without the consent of any Lender for a period of up to sixty (60) calendar days, so long as (i) the amount of the Interim Advances does not exceed at any time One Million and No/100 Dollars ($1,000,000), (ii) the aggregate outstanding principal balance of the Revolving Loans and Letter of Credit Obligations does not exceed the Maximum Revolving Loan Limit, and (iii) Agent has not been notified by Requisite Lenders to cease making such Revolving Loans. If the Interim Advance is not repaid in full within time period specified above, no future advances may be made to any Borrower without the consent of Requisite Lenders until the Interim Advance is repaid in full.

         Neither Agent nor any Lender shall be responsible for any failure by any other Lender to perform its obligations to make Revolving Loans hereunder, and the failure of any Lender to make its Pro Rata Share of any Revolving Loan hereunder shall not relieve any other Lender of its obligation, if any, to make its Pro Rata Share of any Revolving Loans hereunder.

         If Borrower Representative, on behalf of any Borrower, makes a request for a Revolving Loan as provided herein, Agent shall advance the amount of the proposed Revolving Loan to such Borrower(s) disproportionately (a "DISPROPORTIONATE ADVANCE") out of Agent's own funds on behalf of Lenders, which advance shall be on the same day as Borrower Representative's request therefor with respect to Prime Rate Loans if Borrower Representative notifies Agent of such request by 1:00 p.m. (New York time) on such day, and shall request settlement in accordance with SECTION 18 hereof such that upon such settlement each Lender's share of the outstanding Revolving Loans (including, without limitation, the amount of any Disproportionate Advance) equals its Pro Rata Share.

         If and to the extent that a Lender does not settle with Agent as required under this Agreement (a "DEFAULTING LENDER"), each Borrower and Defaulting Lender severally agree to repay to Agent forthwith on demand such amount required to be paid by such Defaulting Lender to Agent, together with interest thereon, for each day from the date such amount is made available to the applicable Borrower(s) until the date such amount is repaid to Agent (x) in the case of a Defaulting Lender, at the rate published by the Federal Reserve Bank of New York on the next succeeding Business Day as the "Federal Funds Rate" or if no such rate is published for any Business Day, at the average rate quoted for such day for such transactions from three (3) federal funds brokers of recognized standing selected by Agent, and (y) in the case of any Borrower, at the interest rate applicable at such time for such Loans; provided, that Borrowers' obligation to repay such advance to Agent shall not relieve such Defaulting Lender of its liability to Agent for failure to settle as provided in this Agreement.

         Each Borrower hereby authorizes Agent, in its sole discretion, exercised in a commercially reasonable manner, to charge any of such Borrower's accounts or advance Revolving Loans to make any payments of principal, interest, fees, costs or expenses required to be made to Agent under this Agreement or the Other Agreements.

         A request for a Revolving Loan shall be made or shall be deemed to be made, each in the following manner: Borrower Representative, on behalf of the Borrowers, shall give Agent same day notice, no later than 11:30 a.m. (New York time) for such day, of its request for a Revolving Loan as a Prime Rate Loan, and at least two (2) Business Days' prior notice of its request for a Revolving Loan as a LIBOR Rate Loan, in which notice Borrower Representative shall specify the amount and type of the proposed borrowing and the proposed borrowing date; PROVIDED, HOWEVER, that no such request may be made at a time when there exists an Event of Default or an event which, with the passage of time or giving of notice, will become an Event of Default (a "DEFAULT"). In the event that a Borrower maintains a control disbursement account at LaSalle Bank, each check presented for payment against such control disbursement account and any other charge or request for payment against such control disbursement account shall constitute a request for a Revolving Loan as a Prime Rate Loan. As an accommodation to each Borrower, Agent may permit telephone requests for Revolving Loans and electronic transmittal of instructions, authorizations, agreements or reports to Agent by such Borrower. Unless a Borrower specifically directs Agent in writing not to accept or act upon telephonic or electronic communications from such Borrower, Agent shall have no liability to such Borrower for any loss or damage suffered by such Borrower as a result of Agent's honoring of any requests, execution of any instructions, authorizations or agreements or reliance on any reports communicated to it telephonically or electronically and purporting to have been sent to Agent by such Borrower, and Agent shall have no duty to verify the origin of any such communication or the authority of the Person sending it.

         Each Borrower hereby irrevocably authorizes Agent to disburse the proceeds of each Revolving Loan requested by such Borrower, or deemed to be requested by such Borrower, as follows: the proceeds of each Revolving Loan requested under this SUBSECTION 2(A) shall be disbursed by Agent in lawful money of the United States of America in immediately available funds, in the case of the initial borrowing by such Borrower, in accordance with the terms of the written disbursement letter from Borrower Representative, and in the case of each subsequent borrowing, by wire transfer or Automated Clearing House (ACH) transfer to such bank account as may be agreed upon by such Borrower and Agent from time to time, or elsewhere if pursuant to a written direction from Borrower Representative.

                  (B)      REPAYMENTS.

         The obligation of the Borrowers to repay the Liabilities shall be joint and several. The Revolving Loans and all other Liabilities shall be repaid in full on the last day of the Original Term, or any Renewal Term, if this Agreement is renewed pursuant to SECTION 10 hereof. Revolving Loans borrowed as Prime Rate Loans may be repaid at any time in whole or in part. Revolving Loans borrowed as LIBOR Rate Loans may be repaid at the end of the relevant Interest Period. Any proceeds of tax refunds received by Borrowers shall be promptly delivered to Agent to be applied to the outstanding principal amount of the Revolving Loans which are Prime Rate Loans until paid in full, and thereafter, to any other outstanding Revolving Loans, in such order as Agent shall determine in its sole discretion; PROVIDED that so long as no Event of Default has occurred and is continuing, tax refund payments received by Agent shall not be applied to the unmatured portion of the LIBOR Rate Loans, but shall be held in an interest bearing cash collateral account maintained by Agent until the earlier of (i) the last Business Day of the Interest Period applicable to such LIBOR Rate Loans and (ii) the occurrence of an Event of Default.

                  (C)      NOTES.

         The Loans shall, in Agent's and Lender's sole discretion, exercised in a commercially reasonable manner, be evidenced by one or more promissory notes in form and substance satisfactory to each Lender, and the entries on such promissory notes shall be deemed to be accurate, absent manifest error. However, if such Loans are not so evidenced, such Loans may be evidenced solely by entries upon the books and records maintained by Agent and each Lender, absent manifest error.

                  (D)      BORROWER REPRESENTATIVE.

         Each Borrower hereby designates Borrower Representative as its representative and agent on its behalf for the purpose of requesting Loans, giving instructions with respect to the disbursement of the proceeds of the Loans, selecting interest rate options, requesting Letters of Credit, giving and receiving all other notices and consents hereunder or under any of the Other Agreements and taking all other actions (including in respect of compliance with covenants) on behalf of Borrowers under this Agreement or the Other Agreements. Borrower Representative hereby accepts such appointment. Agent and each Lender may regard any notice or other communication pursuant to this Agreement or any Other Agreement from Borrower Representative as a notice or communication from all Borrowers. Each warranty, covenant, agreement and undertaking made on any Borrower's behalf by Borrower Representative shall be deemed for all purposes to have been made by such Borrower and shall be binding upon and enforceable against such Borrower to the same extent as if the same had been made directly by such Borrower.

         3.       LETTERS OF CREDIT.

                  (A)      GENERAL TERMS.

         Subject to the terms and conditions of the Agreement and the Other Agreements, during the Original Term and each Renewal Term, commencing on the date the conditions in SUBSECTION 17(A) are satisfied, Agent shall from time to time cause to be issued and co-sign for or otherwise guarantee, upon Borrower Representative's request in respect of any Borrower, documentary and/or standby Letters of Credit; PROVIDED, that the aggregate undrawn face amount of all such Letters of Credit shall at no time exceed Five Million and No/100 Dollars ($5,000,000). Payments made by the issuer of a Letter of Credit to any Person on account of any Letter of Credit shall constitute Revolving Loans hereunder, and each Borrower agrees that each payment made by the issuer of a Letter of Credit in respect of a Letter of Credit shall constitute a request by the Borrowers for a Revolving Loan to reimburse such issuer. For each month during which any Letter of Credit Obligation shall remain outstanding, the Borrowers agree on a joint and several basis to remit to Agent, for the benefit of Lenders, a Letter of Credit fee in an amount equal to the product of the average daily undrawn face amount of all Letters of Credit issued, co-signed for or otherwise guaranteed hereunder multiplied by a per annum rate equal to the Applicable Margin in respect of LIBOR Rate Loans in effect from time to time. Such Letter of Credit fee shall be payable to Agent monthly in arrears on the last Business Day of each month. The Borrowers shall also agree on a joint and several basis to pay on demand the normal and customary administrative charges of the issuer of the Letter of Credit for issuance, amendment, negotiation, renewal or extension of any Letter of Credit.

                  (B)      REQUESTS FOR LETTERS OF CREDIT.

         The request by Borrower Representative, on behalf of Borrowers, for the issuance of a Letter of Credit shall be made in writing at least two (2) Business Days prior to the date such Letter of Credit is to be issued. Each such request shall specify the date such Letter of Credit is to be issued, the amount thereof, the name and address of the beneficiary thereof and a description of the transaction to be supported thereby. Any such notice shall be accompanied by the form of Letter of Credit requested and any application or reimbursement agreement required by the issuer of such Letter of Credit. If any term of such application or reimbursement agreement is inconsistent with this Agreement, then the provisions of this Agreement shall control to the extent of such inconsistency.

                  (C)      OBLIGATIONS ABSOLUTE.

         The Borrowers shall be obligated jointly and severally to reimburse the issuer of any Letter of Credit, or Agent and/or Lenders, if Agent and/or Lenders have reimbursed such issuer on any one or more of the Borrowers' behalf, for any payments made in respect of any Letter of Credit, which obligation shall be unconditional and irrevocable and shall be paid regardless of: (i) any lack of validity or enforceability of any Letter of Credit, (ii) any amendment or waiver of or consent or departure from all or any provisions of any Letter of Credit, this Agreement or any Other Agreement, (iii) the existence of any claim, set off, defense or other right which any Borrower or any other Person may have against any beneficiary of any Letter of Credit, or Agent, any Lender or the issuer of the Letter of Credit, (iv) any draft or other document presented under any Letter of Credit proving to be forged, fraudulent, invalid, or insufficient in any respect or any statement therein being untrue or inaccurate in any respect, (v) any payment under any Letter of Credit against presentation of a draft or other document that does not comply with the terms of such Letter of Credit, and (vi) any other act or omission to act or delay of any kind of the issuer of such Letter of Credit, Agent, any Lender or any other Person or any other event or circumstance that might otherwise constitute a legal or equitable discharge of any of the Borrowers' obligations hereunder, except in any case to the extent of the issuer's or the Lender's gross negligence or willful misconduct. It is understood and agreed by each Borrower that the issuer of any Letter of Credit may accept documents that appear on their face to be in order without further investigation or inquiry, regardless of any notice or information to the contrary.

                  (D)      EXPIRATION DATES OF LETTERS OF CREDIT.

         The expiration date of each Letter of Credit shall be no later than the earlier of (i) one (1) year from the date of issuance and (ii) the thirtieth
(30th) day prior to the end of the Original Term or any Renewal Term. Notwithstanding the foregoing, a Letter of Credit may provide for automatic extensions of its expiration date for one or more one (1) year periods, so long as the issuer thereof has the right to terminate the Letter of Credit at the end of each one (1) year period and no extension period extends past the thirtieth

(30th) day prior to the end of the Original Term or any Renewal Term.

                  (E)      PARTICIPATION.

         Immediately upon the issuance of a Letter of Credit in accordance with this Agreement, each Lender shall be deemed to have irrevocably and unconditionally purchased and received from Agent, without recourse or warranty, an undivided interest and participation therein to the extent of such Lender's Pro Rata Share (including, without limitation, all obligations of Borrowers with respect thereto). Each Borrower hereby indemnifies Agent and each Lender against any and all liability and expense it may incur in connection with any Letter of Credit and agrees to reimburse Agent and each Lender for any payment made by Agent or any Lender to the issuer.

         4.       INTEREST, FEES AND CHARGES.

                  (A)      INTEREST RATE.

         Subject to the terms and conditions set forth below, the Loans shall bear interest at the per annum rates of interest set forth in SUBSECTION (I),
(II), or (III) below:

                  (i)      Revolving  Loans  borrowed  as Prime  Rate Loans (and
         all other Liabilities (other than contingent indemnification obligations as to which no unsatisfied claim has been asserted) not otherwise referenced in this SECTION 4(A)) shall bear interest for each day at the Prime Rate in effect for such day PLUS the Applicable Margin in respect of Prime Rate Loans in effect for such day.

                  (ii) Each Revolving Loan borrowed as a LIBOR Rate Loan shall bear interest each day of the Interest Period therefor at the LIBOR Rate in effect for such Interest Period PLUS the Applicable Margin in respect of LIBOR Rate Loans in effect for such day.

                  (iii) Upon the occurrence of an Event of Default and during the continuance thereof, all Loans and other Liabilities shall bear interest at the rate of two percent (2.0%) per annum in excess of the interest rate otherwise payable thereon, which interest shall be payable on demand.

                  (iv) All interest shall be calculated on the basis of a 360-day year. Unless otherwise indicated herein, interest shall be payable in arrears on the first Business Day of each month.

                  (B)      OTHER LIBOR PROVISIONS.

                  (i) Subject to the provisions of this Agreement, the Borrowers shall have the option (A) as of any date, to convert all or any part of the Prime Rate Loans to, or request that new Loans be made as, LIBOR Rate Loans of various Interest Periods; (B) as of the last day of any Interest Period, to continue all or any portion of the relevant LIBOR Rate Loans as LIBOR Rate Loans; (C) as of the last day of any Interest Period, to convert all or any portion of the LIBOR Rate Loans to Prime Rate Loans; and (D) at any time, to request new Loans as LIBOR Rate Loans or Prime Rate Loans; PROVIDED that Loans may not be continued as or converted to LIBOR Rate Loans, if the continuation or conversion thereof would violate the provisions of SUBSECTIONS 4(B)(II) or 4(B)(III) of this Agreement or if an Event of Default has occurred and is continuing.

                  (ii) Agent's determination of LIBOR as provided above, shall be conclusive, absent manifest error. Furthermore, if Agent or any Lender determines, in good faith (which determination shall be conclusive, absent manifest error), prior to the commencement of any Interest Period, that (A) U.S. Dollar deposits of sufficient amount and maturity for funding the Loans are not available to Agent or such Lender in the London Interbank Eurodollar market in the ordinary course of business, or (B) by reason of circumstances affecting the London Interbank Eurodollar market, adequate and fair means do not exist for ascertaining the rate of interest to be applicable to the Loans requested by Borrower Representative, on behalf of Borrowers, to be LIBOR Rate Loans or the Loans bearing interest at the rates set forth in SUBSECTION 4(A) of this Agreement shall not represent the effective pricing to such Lender for U.S. Dollar deposits of a comparable amount for the relevant period (such as for example, but not limited to, official reserve requirements required by Regulation D to the extent not given effect in determining the rate), Agent shall promptly notify Borrower Representative and (1) all existing LIBOR Rate Loans shall convert to Prime Rate Loans upon the end of the applicable Interest Period, and (2) no additional LIBOR Rate Loans shall be made until such circumstances are cured.

                  (iii) If, after the date hereof, the introduction of,or any change in, any applicable law, treaty, rule, regulation or guideline or in the interpretation or administration thereof by any governmental authority or any central bank or other fiscal, monetary or other authority having jurisdiction over Agent or any Lender or its lending offices (a "REGULATORY CHANGE"), shall, in the opinion of counsel to Lender, make it unlawful for Agent or such Lender to make or maintain LIBOR Rate Loans, then Agent shall promptly notify Borrower Representative and (A) the LIBOR Rate Loans shall immediately convert to Prime Rate Loans on the last Business Day of the then existing Interest Period or Interest Periods, or on such earlier date as required by law and (B) no additional LIBOR Rate Loans shall be made until such circumstance is cured.

                  (iv) If, for any reason, a LIBOR Rate Loan is repaid prior to the last Business Day of any Interest Period or if a LIBOR Rate Loan does not occur on a date specified by Borrower Representative in its request (other than as a result of a default by Agent or a Lender), the Borrowers agree jointly and severally to indemnify Agent and each Lender against any loss (including any loss on redeployment of the deposits or other funds acquired by Agent or such Lender to fund or maintain such LIBOR Rate Loan), cost or expense incurred by Agent or such Lender as a result of such prepayment.

                  (v) If any Regulatory Change (whether or not having the force of law) shall (A) impose, modify or deem applicable any assessment, reserve, special deposit or similar requirement against assets held by, or deposits in or for the account of or loans by, or any other acquisition of funds or disbursements by, Agent or any Lender; (B) subject Agent or any Lender or the LIBOR Rate Loans to any

         Tax or change the basis of taxation of payments to Agent or any Lender of principal or interest due from the Borrowers to Agent or such Lender hereunder (other than a change in the taxation of the overall net income of Agent or such Lender); or (C) impose on Lenders any other condition regarding the LIBOR Rate Loans or Agent's or any Lender's funding thereof, and Agent or any Lender shall determine (which determination shall be conclusive, absent any manifest error) that the result of the foregoing is to increase the cost to Agent or such Lender of making or maintaining the LIBOR Rate Loans or to reduce the amount of principal or interest received by Agent or such Lender hereunder, then the Borrowers shall be jointly and severally obligated to pay to such party, on demand, such additional amounts as such party shall, from time to time, determine are sufficient to compensate and indemnify such party from such increased cost or reduced amount.

                  (vi) Each of Agent and each Lender shall receive payments of amounts of principal of and interest with respect to the LIBOR Rate Loans free and clear of, and without deduction for, any Taxes. If (A) Agent or any Lender shall be subject to any Tax in respect of any LIBOR Rate Loans or any part thereof or, (B) the Borrowers shall be required to withhold or deduct any Tax from any such amount, the LIBOR Rate applicable to such LIBOR Rate Loans shall be adjusted by Agent or such Lender to reflect all additional costs incurred by Agent or such Lender in connection with the payment by Agent or such Lender or the withholding by the Borrowers of such Tax and the Borrowers shall provide Agent or such Lender with a statement detailing the amount of any such Tax actually paid by the Borrowers. Determination by Agent or any Lender of the amount of such costs shall be conclusive, absent manifest error. If after any such adjustment any part of any Tax paid by Agent or any Lender is subsequently recovered by Agent or such Lender, such party shall reimburse the Borrowers to the extent of the amount so recovered. A certificate of an officer of Agent or any Lender setting forth the amount of such recovery and the basis therefor shall be conclusive, absent manifest error.

                  (vii) Each request for LIBOR Rate Loans shall be in an amount of not less than Five Hundred Thousand and No/100 Dollars ($500,000), and in integral multiples of One Hundred Thousand and No/100 Dollars ($100,000).

                  (viii) Unless otherwise specified by Borrower Representative, all Loans shall be Prime Rate Loans.

                  (ix) No more than three (3) Interest Periods may be in effect with respect to outstanding LIBOR Rate Loans at any one time.

                  (x) No more than ninety percent (90%) of the aggregate principal amount of Loans outstanding at any one time may be LIBOR Rate Loans.

                  (C)      FEES AND CHARGES.

                  (i) COMMITMENT FEE: The Borrowers shall jointly and severally pay to Agent, for the benefit of Lenders according to their respective Pro Rata Shares, a commitment fee of Two Hundred Sixty Two Thousand Five Hundred and No/100 Dollars ($262,500), which fee shall be fully earned and payable in immediately available funds on the Closing Date and non-refundable upon receipt by Agent.

                  (ii) UNUSED LINE FEE: The Borrowers jointly and severally agree to pay to Agent, for the benefit of Lenders according to their respective Pro Rata Shares, an unused line fee of half of one percent per annum (0.50%) of the difference each month between (i) the Maximum Revolving Loan Limit and (ii) the average daily balance of the Revolving Loans, PLUS the outstanding Letter of Credit Obligations, in each case for such month, PROVIDED, HOWEVER, that such fee shall not exceed One Hundred Thousand and No/100 Dollars ($100,000) per calendar year for all years following the year in which the Second Availability Reserve Termination Date occurred. Said fee shall be fully earned by Lenders and payable in immediately available funds monthly in arrears on the first Business Day of each month for the previous month, and shall be calculated on the basis of a 360 day year.

                  (iii) COLLATERAL MANAGEMENT FEE: The Borrowers jointly and severally agree to pay to Agent, for its own account, a collateral management fee of Seven Thousand Five Hundred and No/100 Dollars ($7,500) per month, provided, however, that such fee will be reduced to Two Thousand Five Hundred and No/100 Dollars ($2,500) per month for all months following the month in which the Second Availability Reserve Termination Date occurred. Said fee shall be fully earned by Agent and payable in immediately available funds monthly in arrears on the first Business Day of each month for the previous month, shall be calculated on the basis of a 360 day year and shall be non-refundable upon receipt by Agent.

                  (iv)     COSTS AND EXPENSES: The Borrowers shall be  obligated
         jointly and severally to reimburse Agent for all out-of-pocket costs and expenses, including, without limitation, legal expenses and reasonable attorneys' fees incurred by Agent, in connection with the
         (i) negotiation, documentation and consummation of this transaction and any other transactions among the Parent and/or Borrowers, Agent and Lenders, including, without limitation, Uniform Commercial Code and other public record searches and filings, overnight courier or other express or messenger delivery, appraisal costs, surveys, title insurance and environmental audit or review costs; (ii) collection, protection or enforcement of any rights in or to the Collateral; (iii) collection of any Liabilities; and (iv) administration and enforcement of any of Agent's and/or any Lender's rights or remedies under this Agreement or any Other Agreement (including, without limitation, reasonable costs and expenses of any third party provider engaged by Agent for such purposes). The Borrowers shall also agree jointly and severally to pay all normal service charges with respect to all accounts maintained by each Borrower with any Lender, Affiliate of any Lender or LaSalle Bank and any additional services requested by any of the Borrowers from any Lender, Affiliate of any Lender or LaSalle Bank, as applicable. All such costs, expenses and charges shall, if owed to LaSalle Bank, be reimbursed by the Lenders (according to their respective Pro Rata Shares) and, in such event or in the event such costs and expenses are owed to Agent and Lenders, constitute Liabilities hereunder, shall be payable by the Borrowers jointly and severally to Agent on demand, and, until paid, shall bear interest at the highest rate then applicable to Loans hereunder.

                  (v) CAPITAL ADEQUACY CHARGE. If any Lender shall have determined that the adoption after the date hereof of any law, rule or regulation regarding capital adequacy, or after the date hereof any change therein or in the interpretation or application thereof, or compliance by such Lender with any request or directive after the date hereof regarding capital adequacy (whether or not having the force of law) from any central bank or governmental authority enacted after the date hereof, does or shall have the effect of reducing the rate of return on such party's capital as a consequence of its obligations hereunder to a level below that which such Lender could have achieved but for such adoption, change or compliance (taking into consideration such party's policies with respect to capital adequacy) by a material amount, then from time to time, after submission by such Lenders to Borrower Representative of a written demand therefor ("CAPITAL ADEQUACY DEMAND") together with the certificate described below, Borrowers shall pay to such party such additional amount or amounts ("CAPITAL ADEQUACY CHARGE") as will compensate such party for such reduction, such Capital Adequacy Demand to be made with reasonable promptness following such determination. A certificate of Agent or such Lender claiming entitlement to payment as set forth above shall be conclusive in the absence of manifest error. Such certificate shall set forth the nature of the occurrence giving rise to such reduction, the amount of the Capital Adequacy Charge to be paid to Agent or such Lender, and the method by which such amount was determined. In determining such amount, the applicable party may use any reasonable averaging and attribution method, applied on a non-discriminatory basis.

                  (D)      MAXIMUM INTEREST.

         It is the intent of the parties that the rate of interest and other charges to the Borrowers under this Agreement and the Other Agreements shall be lawful; therefore, if for any reason the interest or other charges payable under this Agreement are found by a court of competent jurisdiction, in a final determination, to exceed the limit which Agent or any Lender may lawfully charge the Borrowers, then the obligation to pay interest and other charges shall automatically be reduced to such limit and, if any amount in excess of such limit shall have been paid, then such amount shall be refunded to the Borrowers.

         5.       COLLATERAL.

                  (A)      REAFFIRMATION OF GRANT OF SECURITY INTEREST TO AGENT.

         As security for the payment of all Loans and Letters of Credit outstanding or in the future made or issued to Borrowers hereunder and for the payment or other satisfaction of all other Liabilities (including, without limitation, all Prior Liabilities), each of Parent and each Borrower, pursuant to Section 5 of the Prior Loan Agreement, assigned and granted to LaSalle a continuing security interest in all property referenced in Section 5 of the
Prior Loan Agreement. Each of Parent and each Borrower hereby ratifies and reaffirms such assignment and grant of continuing security, and acknowledges and agrees that such assignment and grant of security shall continue and remain in full force and effect from and after the execution, delivery and effectiveness of this Agreement with the same validity, enforceability, perfection and priority under this Agreement as existed under the Prior Loan Agreement. Without in any way limiting or otherwise affecting such existing assignment and grant of continuing security (including, without limitation, the attachment, validity, enforceability, perfection or priority thereof), and out of the abundance of caution, each of Parent and each Borrower hereby re-assigns and grants to Agent, for the benefit of itself and the Lenders, a continuing security interest in the following property of Parent or such Borrower, whether now or hereafter owned, existing, acquired or arising and wherever now or hereafter located: (a) all Accounts (whether or not Eligible Accounts) and all Goods whose sale, lease or other disposition by Parent or such Borrower, has given rise to Accounts and have been returned to, or repossessed or stopped in transit by, Parent or such Borrower; (b) all Chattel Paper, Instruments, Documents and General Intangibles (including, without limitation, all patents, patent applications, trademarks, trademark applications, tradenames, trade secrets, goodwill, copyrights, copyright applications, registrations, licenses, software, franchises, customer lists, tax refund claims, claims against carriers and shippers, guarantee claims, contracts rights, payment intangibles, security interests, security deposits and rights to indemnification); (c) all Inventory (whether or not Eligible Inventory); (d) all Goods (other than Inventory), including, without limitation, Equipment, vehicles and Fixtures; (e) all Investment Property; (f) all Deposit Accounts, bank accounts, deposits, cash and such cash equivalents;
(g) all Letter-of-Credit Rights; (h) Commercial Tort Claims listed on EXHIBIT C hereto; (i) all policies and certificates of insurance of Parent insuring the property and assets of any of the Borrowers and the Life Insurance Policy, and all policies and certificates of insurance of each Borrower; (j) any other property of Parent and each Borrower, now or hereafter in the possession, custody or control of Agent or any Lender or any agent or any parent, affiliate or subsidiary of Agent or any Lender or any participant with any Lender in the Loans or Letters of Credit, for any purpose (whether for safekeeping, deposit, collection, custody, pledge, transmission or otherwise) and (k) all additions and accessions to, substitutions for, and replacements, products and Proceeds of the foregoing property, including, without limitation, proceeds of all insurance policies insuring the foregoing property, and all of Parent's or such Borrower's books and records relating to any of the foregoing and to such Parent's or Borrower's business.

                  (B)      OTHER SECURITY.

         Agent, in its sole discretion, without waiving or releasing any obligation, liability or duty of Parent or any Borrower under this Agreement or the Other Agreements or any Default or Event of Default, may at any time or times hereafter, but shall not be obligated to, pay, acquire or accept an assignment of any security interest, lien, encumbrance or claim (other than Permitted Liens) asserted by any Person in, upon or against the Collateral. All sums paid by Agent in respect thereof and all costs, fees and expenses including, without limitation, reasonable attorney fees, all court costs and all other charges relating thereto incurred by Agent shall constitute Liabilities, payable by the Borrowers on a joint and several basis to Agent on demand and, until paid, shall bear interest at the highest rate then applicable to Loans hereunder.

                  (C)      POSSESSORY COLLATERAL.

         Immediately upon the receipt by Parent and/or one or more Borrowers of any portion of the Collateral evidenced by an agreement, Instrument or Document, including, without limitation, any Tangible Chattel Paper and any Investment Property consisting of certificated securities, Parent and/or such Borrower or Borrowers shall deliver the original thereof to Agent together with an appropriate endorsement, issuer acknowledgment, irrevocable proxy or other specific evidence of assignment thereof to Agent (in form and substance acceptable to Agent). PARENT AND EACH BORROWER EACH HEREBY IRREVOCABLY CONSTITUTES AND APPOINTS AGENT (ON BEHALF OF THE LENDERS) AS THE PROXY AND ATTORNEY-IN-FACT OF SUCH PERSON WITH RESPECT TO THE PLEDGED COLLATERAL REFERENCED IN THIS SUBSECTION 5(C), INCLUDING THE RIGHT TO VOTE THE PLEDGED SHARES, WITH FULL POWER OF SUBSTITUTION TO DO SO. THE APPOINTMENT OF AGENT AS PROXY AND ATTORNEY-IN-FACT IS COUPLED WITH AN INTEREST AND SHALL BE IRREVOCABLE UNTIL THE INDEFEASIBLE SATISFACTION IN FULL OF ALL LIABILITIES (OTHER THAN CONTINGENT INDEMNIFICATION OBLIGATIONS AS TO WHICH NO UNSATISFIED CLAIM HAS BEEN ASSERTED). IN ADDITION TO THE RIGHT TO VOTE THE PLEDGED SHARES, THE APPOINTMENT OF AGENT AS PROXY AND ATTORNEY-IN-FACT SHALL INCLUDE THE RIGHT TO EXERCISE ALL OTHER RIGHTS, POWERS, PRIVILEGES AND REMEDIES TO WHICH A HOLDER OF THE PLEDGED COLLATERAL WOULD BE ENTITLED (INCLUDING GIVING OR WITHHOLDING WRITTEN CONSENTS OF SHAREHOLDERS, CALLING SPECIAL MEETINGS OF SHAREHOLDERS AND VOTING AT SUCH MEETINGS). SUCH PROXY SHALL BE EFFECTIVE, AUTOMATICALLY AND WITHOUT THE NECESSITY OF ANY ACTION (INCLUDING ANY TRANSFER OF ANY PLEDGED SHARES ON THE RECORD BOOKS OF PARENT OR ANY BORROWER) BY ANY PERSON (INCLUDING PARENT, ANY BORROWER OR ANY OFFICER OR AGENT THEREOF), UPON THE OCCURRENCE OF ANY EVENT OF DEFAULT. NOTWITHSTANDING THE FOREGOING, AGENT SHALL NOT HAVE ANY DUTY TO EXERCISE ANY SUCH RIGHT OR TO PRESERVE THE SAME AND SHALL NOT BE LIABLE FOR ANY FAILURE TO DO SO OR FOR ANY DELAY IN DOING SO.

                  (D)      ELECTRONIC CHATTEL PAPER.

         To the extent that Parent and/or one or more Borrowers obtain or maintain any Electronic Chattel Paper, Parent and/or such Borrower or Borrowers shall create, store and assign the record or records comprising the Electronic Chattel Paper in such a manner that (i) a single authoritative copy of the record or records exists which is unique, identifiable and except as otherwise provided in clauses (iv), (v) and (vi) below, unalterable, (ii) the authoritative copy identifies Agent as the assignee of the record or records,
(iii) the authoritative copy is communicated to and maintained by the Agent or its designated custodian, (iv) copies or revisions that add or change an identified assignee of the authoritative copy can only be made with the participation of Agent, (v) each copy of the authoritative copy and any copy of a copy is readily identifiable as a copy that is not the authoritative copy and
(vi) any revision of the authoritative copy is readily identifiable as an authorized or unauthorized revision.

         6. PRESERVATION OF COLLATERAL AND PERFECTION OF SECURITY INTERESTS THEREIN.

         The Parent and the Borrowers shall, at Agent's request, at any time and from time to time, authenticate, execute and deliver to Agent such financing statements, documents and other agreements and instruments (and pay the cost of filing or recording the same in all public offices deemed necessary or desirable by Agent) and do such other acts and things or cause third parties to do such other acts and things as Agent may deem necessary or desirable in its sole discretion in order to establish and maintain a valid, attached and perfected security interest in the Collateral in favor of Agent (free and clear of all other liens, claims, encumbrances and rights of third parties whatsoever, whether voluntarily or involuntarily created, except Permitted Liens) to secure payment of the Liabilities, and in order to facilitate the collection of the Collateral. Each of Parent and each Borrower irrevocably hereby makes, constitutes and appoints Agent (and all Persons designated by Agent for that purpose) as Parent's or such Borrower's true and lawful attorney and agent-in-fact to execute and file such financing statements, documents and other agreements and instruments and do such other acts and things as may be necessary to preserve and perfect Agent's security interest in the Collateral. Each of Parent and each Borrower further agrees that a carbon, photographic, photostatic or other reproduction of this Agreement or of a financing statement shall be sufficient as a financing statement. Each of Parent and each Borrower further ratifies and confirms the prior filing by Agent of any and all financing statements which identify Parent or such Borrower as debtor, Agent as secured party (or LaSalle in its individual capacity as a secured party pursuant to the Prior Loan Agreement) and any or all Collateral as collateral.

         7.       POSSESSION OF COLLATERAL AND RELATED MATTERS.

         Unless an Event of Default has occurred and is continuing, each Borrower shall have the right, except as otherwise expressly provided in this Agreement, in the ordinary course of such Borrower's business, to (a) sell, lease or furnish under contracts of service any of such Borrower's Inventory normally held by such Borrower for any such purpose; and (b) use and consume any raw materials, work in process or other materials normally held by such Borrower for such purpose; PROVIDED, HOWEVER, that a sale in the ordinary course of business shall not include any transfer or sale in satisfaction, partial or complete, of a debt owed by such Borrower.

         8.       COLLECTIONS.

         (a) Each Obligor shall direct all of its Account Debtors that remit payment on the Accounts due to such Obligor by electronic funds transfer to remit such amounts directly to one or more deposit accounts in Agent's name established by such Obligor at LaSalle Bank or at another financial institution acceptable to Agent (each a "BLOCKED ACCOUNT," and collectively the "BLOCKED ACCOUNTS"). The financial institution with which such Blocked Account is established shall acknowledge and agree, in a manner satisfactory to Agent, that the amounts in such Blocked Accounts are the sole and exclusive property of Agent, that such financial institution will follow the instructions of Agent with respect to the disposition of funds in the Blocked Accounts without further consent of such Obligor, that such financial institution has no right of setoff or recoupment against the Blocked Accounts or against any account maintained by such financial institution into which any amounts are remitted by Account Debtors of such Obligor, and that the financial institution shall wire, or otherwise transfer in immediately available funds to Agent in a manner satisfactory to Agent, funds deposited into the Blocked Accounts on a daily basis as such funds are collected. Each Obligor agrees that all payments made to the Blocked Accounts of such Obligor or otherwise received by Agent, whether in respect of the Accounts or as Proceeds of other Collateral or otherwise, will be applied on account of the Liabilities then due and payable in accordance with the terms of this Agreement; PROVIDED that so long as no Event of Default has occurred and is continuing, payments received by Agent shall not, unless requested by Borrower Representative in advance of such payment, be applied to the unmatured portion of the LIBOR Rate Loans, but shall be held in an interest bearing cash collateral account maintained by Agent, until the earlier of (i) the last Business Day of the Interest Period applicable to such LIBOR Rate Loans and (ii) the occurrence of an Event of Default. The Obligors jointly and severally agree to pay all fees, costs and expenses in connection with opening and maintaining the Blocked Accounts. All of such fees, costs and expenses, if not paid by the Obligors, may be paid by Agent and in such event all amounts paid by Agent shall constitute Liabilities hereunder, shall be payable to Agent by the Obligors jointly and severally upon demand, and, until paid, shall bear interest at the highest rate then applicable to Loans hereunder. For the purpose of this section, each Obligor irrevocably hereby makes, constitutes and appoints Agent (and all Persons designated by Agent for that purpose) as such Obligor's true and lawful attorney and agent-in-fact to perform all acts and other things that Agent reasonably deems necessary to perfect, preserve, or realize upon such Obligor's property or assets and Agent's liens thereon.

         (b) Each Obligor shall direct all of its Account Debtors to make all payments on the Accounts due to such Obligor, other than payments by electronic funds transfer addressed in SUBSECTION 8(A) above, directly to a post office box (a "LOCK BOX") designated by, and under the exclusive control of Agent at a financial institution acceptable to Agent. Each Obligor shall establish an account (the "LOCK BOX ACCOUNT") in Agent's name with LaSalle Bank or another financial institution acceptable to Agent, into which all payments received in the Lock Box shall be deposited, and into which such Obligor will immediately deposit all payments received by such Obligor on Accounts in the identical form in which such payments were received, whether by cash or check. If an Obligor, any Affiliate or Subsidiary of any Obligor, any shareholder, officer, director, employee or agent of any Obligor or any Affiliate or Subsidiary of any Obligor, or any other Person acting for or in concert with any Obligor shall receive any monies, checks, notes, drafts or other payments relating to or as Proceeds of Accounts or other Collateral, such Obligor and each such other Person shall receive all such items in trust for, and as the sole and exclusive property of, Agent and, except as otherwise permitted pursuant to SUBSECTION (F) below, shall remit the same (or cause the same to be remitted) in kind to the Lock Box Account immediately upon the receipt thereof. The financial institution with which the Lock Box Account is established shall acknowledge and agree, in a manner satisfactory to Agent, that the amounts on deposit in such Lock Box and Lock Box Account are the sole and exclusive property of Agent, that such financial institution will follow the instructions of Agent with respect to disposition of funds in the Lock Box and Lock Box Account without further consent from such Obligor, that such financial institution has no right to setoff against the Lock Box or Lock Box Account or against any other account maintained by such financial institution into which the contents of the Lock Box or Lock Box Account are transferred, and that such financial institution shall wire, or otherwise transfer in immediately available funds to Agent in a manner satisfactory to Agent, funds deposited in the Lock Box Account on a daily basis as such funds are collected. Each Obligor agrees that all payments made to such Lock Box Account or otherwise received by Agent, whether in respect of the Accounts or as Proceeds of other Collateral, will be applied on account of the Liabilities in accordance with the terms of this Agreement; PROVIDED, that so long as no Event of Default has occurred, payments received by Agent shall not, unless requested by Borrower Representative in advance of Agent receiving such payment, be applied to the unmatured portion of the LIBOR Rate Loans, but shall be held in an interest bearing cash collateral account maintained by Agent, until the earlier of (i) the last Business Day of the Interest Period applicable to such LIBOR Rate Loan and (ii) the occurrence of an Event of Default;

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

PROVIDED, FURTHER, that so long as no Event of Default has occurred, the immediately available funds in such cash collateral account may be disbursed, at the Borrowers' discretion, to one or more of the Borrowers so long as after giving effect to such disbursement, the Borrowers' Availability at such time equals or exceeds the sum of outstanding Revolving Loans and outstanding Letter of Credit Obligations at such time. All checks, drafts, instruments and other items of payment or Proceeds of Collateral shall be endorsed by the applicable Obligor to Agent, and, if that endorsement of any such item shall not be made for any reason, Agent is hereby irrevocably authorized to endorse the same on such Obligor's behalf. For the purpose of this section, each Obligor irrevocably hereby makes, constitutes and appoints Agent (and all persons designated by Agent for that purpose) as such Obligor's true and lawful attorney and agent-in-fact (i) to endorse such Obligor's name upon said items of payment and/or Proceeds of Collateral and upon any Chattel Paper, Document, Instrument, invoice or similar document or agreement relating to any Account of such Obligor or Goods pertaining thereto; (ii) to take control in any manner of any item of payment or Proceeds thereof and (iii) to have access to any lock box or postal box into which any of such Obligor's mail is deposited, and open and process all mail addressed to such Obligor and deposited therein.

         (c) Agent may, at any time and from time to time after the occurrence and during the continuance of an Event of Default, whether before or after notification to any Account Debtor and whether before or after the maturity of any of the Liabilities, (i) enforce collection of any of any Obligor's Accounts or other amounts owed to any Obligor by suit or otherwise;
(ii) exercise all of Obligor's respective rights and remedies with respect to proceedings brought to collect any Accounts or other amounts owed to such Obligor; (iii) surrender, release or exchange all or any part of any Accounts or other amounts owed to such Obligor, or compromise or extend or renew for any period (whether or not longer than the original period) any indebtedness thereunder, as Agent may deem appropriate in its reasonable judgment; (iv) sell or assign any Account of any Obligor or other amount owed to any Obligor upon such terms, for such amount and at such time or times as Agent deems advisable in its reasonable judgment; (v) prepare, file and sign any Obligor's name on any proof of claim in bankruptcy or other similar document against any Account Debtor or other Person obligated to any Obligor; and (vi) do all other acts and things which are necessary, in Agent's sole discretion, exercised in a commercially reasonable manner, to fulfill any Obligor's obligations under this Agreement and to allow Agent to collect the Accounts or other amounts owed to any Obligor. In addition to any other provision hereof, Agent may at any time, after the occurrence and during the continuance of an Event of Default, at Obligors' expense, notify any parties obligated on any of the Accounts to make payment directly to Agent of any amounts due or to become due thereunder.

         (d) For purpose s of calculating interest and fees, Agent shall, within one (1) Business Day after receipt by Agent at its office in Chicago, Illinois of (i) checks and (ii) cash or other immediately available funds from collections of items of payment and Proceeds of any Collateral, apply such collections or Proceeds against the Liabilities then due in such order as provided herein or, if any Event of Default shall have occurred and be continuing, as Agent shall determine in its sole discretion. For purposes of determining the amount of Loans available for borrowing purposes, checks and cash or other immediately available funds from collections of items of payment and Proceeds of any Collateral shall be applied against the Liabilities then due, in such order as Agent shall determine in its sole discretion, on the day of receipt, subject to actual collection.

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

         (e) On a monthly basis, Agent shall deliver to Borrower Representative an account statement showing all Loans, charges and payments, which shall be deemed final, binding and conclusive upon the Borrowers, unless Borrower Representative notifies Agent in writing, specifying any error therein, within sixty (60) days of the date such account statement is received by Borrower Representative and any such notice shall only constitute an objection to the items specifically identified.

         (f) Notwithstanding anything in this SECTION 8 to the contrary, Parent and Borrowers shall not be required to make Account Number 2000015077343 maintained by Point Blank at Wachovia Bank, N.A. or Account Number 3601061876 maintained by PACA at Regions Bank a Blocked Account and may deposit monies, checks, notes, drafts or other payments relating to or as Proceeds of Accounts or other Collateral into such accounts; PROVIDED that the aggregate amount of all funds deposited into such accounts shall at no time exceed Twenty-Five Thousand and No/Dollars ($25,000) in the aggregate.

         9.       COLLATERAL, AVAILABILITY AND FINANCIAL REPORTS AND SCHEDULES.

                  (A)      BORROWING REPORTS.

         Borrower Representative, on behalf of the Borrowers, shall deliver to Agent an executed loan report and certificate in Agent's then current form on each day on which Borrower Representative, on behalf of the Borrowers, requests a Revolving Loan. Not less than once each week, Borrower Representative, on behalf of the Parent and Borrowers, shall deliver to Agent (i) copies of each Borrower's and Parent's sales journal, cash receipts journal and credit memo journal for the immediately preceding week, and (ii) and a calculation of Borrowers' aggregate Availability as at the immediately preceding Business Day. Such report shall reflect the activity of each such Borrower and Parent with respect to Accounts of each such Borrower for the immediately preceding week, and shall be in a form and with such specificity as is reasonably satisfactory to Agent, and shall contain such additional information concerning Accounts and Inventory as may be reasonably requested by Agent, including, without limitation, but only if specifically requested by Agent, copies of all invoices prepared in connection with such Accounts. To the extent that information concerning Inventory is required to be provided more often than monthly under this SUBSECTION 9(A), Agent acknowledges and agrees that such information shall only be required to be updated on a monthly basis.

                  (B)      MONTHLY REPORTS AND FINANCIAL STATEMENTS.

         Borrower Representative, on behalf of Parent and the Borrowers, shall deliver to Agent (in addition to any other reports), in form and substance reasonably acceptable to Agent, as soon as practicable and in any event:

                  (i) within fifteen(15)days after the end of each calendar month, (A) an amended SCHEDULE 11(X), (B) a detailed trial balance of Accounts, aged per invoice date, that shall include without limitation, the names and addresses (which may be in a separate document or ledger) or such comparable information as is reasonably satisfactory to the Agent of all Accounts, and (C) a summary and detail of accounts payable

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

         (such Accounts and accounts payable divided into such time intervals as Agent may require in its reasonable discretion), including a listing of any held checks, in the case of CLAUSES (A), (B) and (C), as of the last day of such calendar month;

                  (ii) within forty-five (45) days after the end of each calendar month, (A) the general ledger inventory account balance and an inventory report in Agent's standard form of Inventory report then in effect or in the form most recently requested from the Borrower Representative by Agent, in each case for Parent and Borrowers by each category of Inventory, together with a description of the monthly change in each category of Inventory; and (B) prior to the month during which the First Availability Reserve Termination Date occurred, a Monthly Desktop Appraisal, in the case of CLAUSES (A) and (B), as of the last day of such calendar month; PROVIDED, HOWEVER, that the items referenced in CLAUSES (A) and (B) above shall be delivered within thirty (30) days after the end of each calendar month from and after the earliest to occur of: (x) the first calendar month in which Availability for any Business Day during such month does not exceed Ten Million and No/100 Dollars ($10,000,000), (y) the calendar month during which the First Availability Reserve Termination Date occurs, or (z) the calendar month ending September 30, 2007; PROVIDED, FURTHER, that Borrowers shall not be required to deliver a Monthly Desktop Appraisal for any month if the Eligible Account Excess Availability as at the last day of such month exceeds Fifteen Million and No/100 Dollars ($15,000,000); and

                  (iii) within forty-five (45) days after the end of each calendar month from the calendar month ending on January 31, 2007 through and including the calendar month ending on September 30, 2007, and thereafter within thirty (30) days after the end of each subsequent calendar month, unaudited consolidated and consolidating monthly balance sheets, statements of income, and shareholders' equity and consolidated statements of cash flows of Parent and its Subsidiaries as of the last day of each such calendar month, as certified in writing by the Chief Financial Officer of Parent (on behalf of Parent and its Subsidiaries) as presenting fairly in all material respects the financial condition and results of operations of Parent and its Subsidiaries for such calendar month; PROVIDED, HOWEVER, that for each month from and after the month during which the First Availability Reserve Termination Date occurred, such financial statements must be
         (A) prepared in accordance with generally accepted accounting principles consistently applied for each such month, and (B) certified in writing by the Chief Financial Officer of Parent (on behalf of Parent and its Subsidiaries) as presenting fairly in all material respects the financial condition and results of operations of Parent and its Subsidiaries on a consolidated basis in accordance with generally accepted accounting principles consistently applied for each such calendar month, subject to the finalization of the matters listed in SCHEDULE 9(B)(III).

                  (C)      QUARTERLY AND ANNUAL FINANCIAL STATEMENTS.

         The Borrower Representative, on behalf of the Parent and Borrowers, shall deliver to Agent the following financial information, all of which shall be accompanied by a Compliance Certificate which shall include a calculation of all financial covenants referenced therein (both prior to and after execution and delivery of the Financial Covenant Amendment):

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


                  (i) within sixty (60) days after the end of each Fiscal Quarter through and including the Fiscal Quarter ending on or about June 30, 2007, and thereafter within forty-five (45) days after the end of each subsequent Fiscal Quarter, unaudited consolidated and consolidating balance sheets, statements of income and shareholders' equity and consolidated statements of cash flows of Parent and its Subsidiaries as of the last day of each such Fiscal Quarter, as certified in writing by the Chief Financial Officer of Parent (on behalf of Parent and its Subsidiaries) as presenting fairly in all material respects the financial condition and results of operations of Parent and its Subsidiaries on a consolidated and consolidating basis for such Fiscal Quarter; PROVIDED, HOWEVER, that for each Fiscal Quarter from and after the Fiscal Quarter during which the First Availability Reserve Termination Date occurred, such financial statements must be (A) prepared in accordance with generally accepted accounting principles consistently applied for each such Fiscal Quarter, and (B) certified in writing by the Chief Financial Officer of Parent (on behalf of Parent and its Subsidiaries) as presenting fairly in all material respects the financial condition and results of operations of Parent and its Subsidiaries on a consolidated basis in accordance with generally accepted accounting principles consistently applied for each such Fiscal Quarter;

                  (ii) within sixty (60) days after the end of each Fiscal Quarter through and including the Fiscal Quarter ending on or about June 30, 2007, and thereafter within forty-five (45) days after the end of each subsequent Fiscal Quarter, in each case until the First Availability Reserve Termination Date, a Quarterly Appraisal as of the last day of such Fiscal Quarter; and

                  (iii) within ninety (90) days after the end of each Fiscal Year (except for the Fiscal Year ended December 31, 2006, which deadline shall be September 30, 2007), audited annual financial statements including, without limitation, balance sheets and statements of income, retained earnings, cash flows and stockholders equity, of Parent and its Subsidiaries, on a consolidated basis, which shall be accompanied by (A) an unqualified audit opinion by independent certified public accountants selected by Parent and reasonably satisfactory to Agent, that such consolidated financial statements present fairly in all material respects the financial condition and results of operations of Parent and its Subsidiaries on a consolidated basis in accordance with generally accepted accounting principles consistently applied for each such Fiscal Year; and (B) copies of all related management letters sent to Parent or any Subsidiary thereof by such accountants. Parent and Borrowers shall further use commercially reasonable efforts to cause such accountants to deliver to Agent (for the benefit of Agent and Lenders) a letter acknowledging that such accountants are aware that a primary intent of Parent and Borrowers in obtaining such financial statements and unqualified audit opinion is to influence Agent and Lenders and that Agent and Lenders are relying upon such financial statements and unqualified audit opinion in connection with the exercise of their rights hereunder.

                  (D)      ANNUAL PROJECTIONS.

         As soon as practicable and in any event no later than thirty (30) days following the beginning of each Fiscal Year from and after the Fiscal Year ending December 31, 2008, Borrower Representative shall deliver to Agent and

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

each Lender projected balance sheets, statements of income, cash flow and Availability for Parent and its Subsidiaries, on a consolidated and consolidating basis, for each of the twelve (12) months during such Fiscal Year, which shall include the assumptions used therein, together with appropriate supporting details as reasonably requested by Agent.

                  (E)      EXPLANATION OF BUDGETS AND PROJECTIONS.

         In  conjunction  with  the  delivery  of  the  annual  presentation  of projections or budgets referred to in SUBSECTION 9(D) above, Borrower Representative, on behalf of the Borrowers, shall deliver a letter, signed by the President or a Vice President of Parent and by the Treasurer or Chief Financial Officer of Parent and otherwise in a form and with reasonable detail reasonably acceptable to Agent, describing and analyzing such projections or budgets.

                  (F)      PUBLIC REPORTING.

         Promptly upon the filing thereof, Borrower Representative shall deliver to Agent copies of all registration statements and annual, quarterly, monthly or other regular reports which Parent or any of its Subsidiaries files with the SEC, as well as promptly providing to Agent copies of any reports and proxy statements delivered to its shareholders.

                  (G)      ERISA.

         Borrower Representative shall provide Agent copies of the then most recent actuarial reports with respect to any Title IV Plans within five (5) Business Days of each such report becoming available. Promptly upon Parent or any Borrower becoming aware of any fact or condition which could reasonably be expected to result in an ERISA Event, Borrower Representative shall deliver to Agent a summary of such facts and circumstances and any action Parent and Borrowers intend to take regarding such facts and circumstances.

                  (H)      OTHER INFORMATION.

         Promptly following request therefor by Agent, such other business or financial data, reports, appraisals and projections as Agent may reasonably request, which may include, but not be limited to, reports showing daily sales and collections, monthly accounts receivable agings and reconciliations, Inventory by category and location, and accounts payable agings.

         10.      TERMINATION; AUTOMATIC RENEWAL.

         THIS AGREEMENT SHALL BE IN EFFECT FOR A PERIOD (SUCH PERIOD, THE "ORIGINAL TERM") FROM THE DATE HEREOF UNTIL APRIL 3, 2010, AND SHALL BE EXTENDED THEREAFTER FOR SUCCESSIVE TWELVE MONTH PERIODS (EACH SUCH EXTENSION BEING REFERRED TO HEREIN AS A "RENEWAL TERM") SOLELY AT THE OPTION OF THE AGENT OR REQUISITE LENDERS, AS APPLICABLE, UNLESS (A) AGENT, AT THE REQUEST OF THE
REQUISITE LENDERS, MAKES DEMAND FOR REPAYMENT PRIOR TO THE END OF THE ORIGINAL TERM OR THE THEN CURRENT RENEWAL TERM; (B) THE DUE DATE OF THE LIABILITIES IS ACCELERATED PURSUANT TO SECTION 16 HEREOF OR (C) ANY BORROWER OR ANY LENDER

ELECTS TO TERMINATE THIS AGREEMENT AT THE END OF THE ORIGINAL TERM OR AT THE END OF ANY RENEWAL TERM BY GIVING THE OTHER PARTIES HERETO WRITTEN NOTICE OF SUCH ELECTION AT LEAST THIRTY (30) DAYS PRIOR TO THE END OF THE ORIGINAL TERM OR THE THEN CURRENT RENEWAL TERM AND BY THE BORROWERS PAYING ALL OF THE LIABILITIES (OTHER THAN CONTINGENT INDEMNIFICATION OBLIGATIONS AS TO WHICH NO UNSATISFIED CLAIM HAS BEEN ASSERTED) IN FULL ON THE LAST DAY OF SUCH TERM. If one or more of the events specified in clauses (A), (B) or (C) occurs, or this Agreement otherwise expires, then (i) Agent and Lenders shall not make any additional Loans or issue any additional Letters of Credit on or after the date identified as the date on which such Liabilities are to be repaid; and (ii) this Agreement shall terminate on the date thereafter that such Liabilities are paid in full. At such time as the Borrowers have repaid all of the Liabilities (other than contingent indemnification obligations as to which no unsatisfied claim has been asserted) and this Agreement has terminated in accordance with the terms hereof,
(i) Parent and the Borrowers shall deliver to Agent and Lenders a release, in form and substance reasonably satisfactory to Agent and Lenders, of all obligations and liabilities of Agent and Lenders and their respective officers, directors, employees, agents, parents, subsidiaries and affiliates to Parent and the Borrowers, and if the Parent and/or Borrowers are obtaining new financing from another lender, Parent and the Borrowers shall deliver such lender's indemnification of Agent and Lenders, in form and substance reasonably satisfactory to Agent, effective for a period not longer than ninety (90) days after the termination of this Agreement, for checks which Agent has credited to any account of Parent and the Borrowers, but which subsequently are dishonored for any reason or for automatic clearinghouse or wire transfers not yet posted to any account of Parent or the Borrowers, and (ii) the Agent shall deliver to the Borrowers and all other Obligors, in form and substance reasonably satisfactory to the Borrowers, a release of all obligations and shall discharge all liens and security interests, including any filed financing statements, and shall provide Borrowers copies thereof. Borrowers may terminate this Agreement and prepay all of the Liabilities in full in cash solely upon satisfaction of all of the following conditions: (i) Agent shall have received from Borrowers not less than thirty (30) days' written notice of such prepayment and termination, and (ii) Borrowers shall pay Agent, for the benefit of the Lenders according to their respective Pro Rata Shares, a prepayment premium (in addition to the payment of all other Liabilities) in immediately available funds as follows: (A) in the event Borrowers terminate this Agreement and prepay all of the Liabilities on or before April 3, 2008, then, in such event, on the date of such prepayment the Borrowers shall jointly and severally pay to Agent an amount equal to one and one-half percent (1.5%) of the Maximum Revolving Loan Limit in effect on such date; (B) in the event Borrowers terminate this Agreement and prepay all of the Liabilities after April 3, 2008 but on or before April 3, 2009, then, in such event, on the date of such prepayment the Borrowers shall jointly and severally pay to Agent an amount equal to three-fourths percent (0.75%) of the Maximum Revolving Loan Limit in effect on such date; or (C) in the event Borrowers terminate this Agreement and prepay all of the Liabilities after April 3, 2009 but before the expiration of the Original Term or any then current Renewal Term, as applicable, then, in such event, on the date of such prepayment the Borrowers shall jointly and severally pay to Agent an amount equal to one-fourth percent (0.25%) of the Maximum Revolving Loan Limit in effect on such date.

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


         11.      REPRESENTATIONS AND WARRANTIES.

         Parent and each Borrower hereby represent and warrant to Agent and each Lender, as applicable, which representations and warranties (whether appearing in this SECTION 11 or elsewhere) shall be true at the time of such Borrower's execution hereof and the closing of the transactions described herein or related hereto, shall remain true until the repayment in full and satisfaction of all the Liabilities and termination of this Agreement, and shall be remade by Parent and each Borrower, as applicable, at the time each Loan is made pursuant to this Agreement.

                  (A)      THE FINANCIAL AND OTHER INFORMATION.

         The financial information delivered or to be delivered by Parent and the Borrowers to Agent or any Lender at or prior to the date of this Agreement accurately reflect the financial condition of Parent and each Borrower as of the dates thereof and for the periods covered thereby. As of the date of this Agreement, there has been no material adverse change in the financial condition, the operations or any other status of Parent or any Borrower since August 22, 2006. All written information furnished since August 22, 2006 by Parent and the Borrowers to LaSalle, Agent or any Lender is true and correct in all material respects as of the date with respect to which such information was furnished.

                  (B)      LOCATIONS.

         The office where Parent and each Borrower keeps its books, records and accounts (or copies thereof) concerning the Collateral, such Parent's and Borrower's principal place of business and all of such Parent's and Borrower's other places of business, locations of Collateral and post office boxes and locations of bank accounts are as set forth in EXHIBIT B and at other locations within the continental United States of which Agent has been advised by the Parent and Borrowers in accordance with SUBSECTION 12(B)(I). The Collateral, including, without limitation, the Equipment (except any part thereof which the Parent or any Borrower shall have advised Agent in writing consists of Collateral normally used in more than one state) is kept, or, in the case of vehicles, based, only at the addresses set forth on EXHIBIT B, and at other locations within the continental United States of which Agent has been advised by the Parent or any Borrower in writing in accordance with SUBSECTION 12(B)(I) hereof.

                  (C)      LOANS BY THE BORROWERS.

         Neither Parent nor any Borrower has made any loans or advances to any Affiliate or other Person except for advances authorized hereunder to employees, officers and directors of Parent or any of the Borrowers for travel and other expenses arising in the ordinary course of Parent's or such Borrower's business and loans permitted pursuant to SUBSECTION 13(F) hereof.

                  (D)      ACCOUNTS AND INVENTORY.

         Each Account or item of Inventory which the Borrowers shall, expressly or by implication, request Agent to classify as an Eligible Account or as Eligible Inventory, respectively, shall, as of the time when such request is made, conform in all respects to the requirements of such classification as set forth in the respective definitions of "ELIGIBLE ACCOUNT" and "ELIGIBLE INVENTORY" as set forth herein.

                  (E)      LIENS.

         Parent and each Borrower is the lawful owner of all Collateral now purportedly owned or hereafter purportedly acquired by Parent or such Borrower, free from all liens, claims, security interests and encumbrances whatsoever, whether voluntarily or involuntarily created and whether or not perfected, other than the Permitted Liens.

                  (F)      ORGANIZATION, AUTHORITY AND NO CONFLICT.

                  (i) PACA is duly organized, validly existing and in good standing in the State of New York, but does not have a state organizational identification number; (ii) Point Blank is duly organized, validly existing and in good standing in the State of
         Delaware, and its state organizational identification number is 2475533; (iii) NDL is duly organized, validly existing and in good standing in the State of Florida, and its state organizational identification number is P94000091162; and (iv) Parent is duly organized, validly existing and in good standing in the State of Delaware and its state organizational identification number is 2431782. Parent and each Borrower is duly qualified and in good standing in all states where the nature and extent of the business transacted by it or the ownership of its assets makes such qualification necessary and where the failure to be so qualified would not have a Material Adverse Effect on the Parent or such Borrower. Parent and each Borrower has the right and power and is duly authorized and empowered to enter into, execute and deliver this Agreement and the Other Agreements and perform its obligations hereunder and thereunder. Parent's and each Borrower's execution, delivery and performance of this Agreement and the Other Agreements does not conflict with the provisions of the organizational documents of Parent or such Borrower, any statute, regulation, ordinance or rule of law, or any agreement, contract or other document which may now or hereafter be binding on Parent or such Borrower, and Parent's and such Borrower's execution, delivery and performance of this Agreement and the Other Agreements shall not result in the imposition of any lien or other encumbrance upon any of Parent's or such Borrower's property under any existing indenture, mortgage, deed of trust, loan or credit agreement or other agreement or instrument by which Parent or such Borrower or any of its property may be bound or affected.

                  (G)      LITIGATION.

         Except as disclosed on SCHEDULE 11(G) attached hereto, there are no actions or proceedings which are pending or threatened against Parent or any Borrower which could reasonably be expected to have a Material Adverse Effect on Parent and the Borrowers, taken as a whole, and Parent and each Borrower shall, promptly upon becoming aware of any such pending or threatened action or proceeding, give written notice thereof to Agent. Neither Parent nor any Borrower has any Commercial Tort Claims other than those set forth on EXHIBIT C hereto, as EXHIBIT C may be amended from time to time.

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

                  (H)      COMPLIANCE WITH LAWS AND MAINTENANCE OF PERMITS.

         Parent and each Borrower has obtained all governmental consents, franchises, certificates, licenses, authorizations, approvals and permits, the lack of which would have a Material Adverse Effect on Parent and the Borrowers, taken as a whole. Parent and each Borrower are in compliance in all material respects with all applicable federal, state, local and foreign statutes, orders, regulations, rules and ordinances (including, without limitation, Environmental Laws and, except as described on SCHEDULE 11(H) attached hereto, statutes, orders, regulations, rules and ordinances relating to taxes, employer and employee contributions and similar items, securities, ERISA or employee health and safety) the failure to comply with which would have a Material Adverse Effect on Parent and the Borrowers, taken as a whole.

                  (I)      AFFILIATE TRANSACTIONS.

         Except as set forth on SCHEDULE 11(I) hereto or as permitted pursuant to SUBSECTIONS 13(B), 13(D), 13(E) and 13(F) hereof, neither Parent nor any Borrower is conducting, permitting or suffering to be conducted, any transaction with any Affiliate other than: (i) transactions in the ordinary course of business pursuant to terms that are no less favorable to Parent or such Borrower than the terms upon which such transfers or transactions would have been made had they been made to or with a Person that is not an Affiliate, or (ii) transactions between Parent and its Subsidiaries with respect to the purchase from third parties of raw materials, other inventory and centralized services by Parent on behalf of Borrowers, payment of taxes and similar charges, repayment of indebtedness permitted under SUBSECTION 13(F) hereof, expenses of litigation and other legal and administrative proceedings, and general and administrative expenses, in each case pursuant to transfer pricing and other terms compliant with generally accepted accounting principles.

                  (J)      NAMES AND TRADENAMES.

         Parent's and each Borrower's name has always been as set forth on the first page of this Agreement and Parent and each Borrower uses no tradenames, assumed names, fictitious names or division names in the operation of its business, except in each case as set forth on SCHEDULE 11(J) hereto.

                  (K)      EQUIPMENT.

         Except as described in SCHEDULE 11(K), Parent and each Borrower has good and indefeasible and merchantable title to and ownership of all of its Equipment, and no Equipment is a Fixture to real estate unless such real estate is owned by Parent or such Borrower and is subject to a mortgage in favor of Agent, or if such real estate is leased, is subject to a landlord's agreement in favor of Agent on terms acceptable to Agent, or an accession to other personal property unless such personal property is subject to a first priority lien in favor of Agent.

                  (L)      ENFORCEABILITY.

         This Agreement and the Other Agreements to which Parent or any Borrower is a party are the legal, valid and binding obligations of Parent or such Borrower, and are enforceable against Parent or such Borrower in accordance with their respective terms, except as such enforceability may be limited by

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

bankruptcy,   insolvency,   fraudulent   conveyance  and  other  laws  affecting
creditors' rights, and by general limitations on the availability of equitable remedies.

                  (M)      SOLVENCY.

         Parent and its Subsidiaries, taken as a whole, are, and Parent and each Borrower, individually, is, after giving effect to the transactions contemplated hereby, solvent, able to pay its debts as they become due, has capital sufficient to carry on its business, now owns property having a value both at fair valuation and at present fair saleable value greater than the amount required to pay its debts, and will not be rendered insolvent by the execution and delivery of this Agreement or any of the Other Agreements or by completion of the transactions contemplated hereunder or thereunder.

                  (N)      INDEBTEDNESS.

         Except for indebtedness permitted under SUBSECTION 13(B) hereof, neither Parent nor any Borrower is obligated (directly or indirectly), for any loans or other indebtedness for borrowed money other than the Loans and the Letters of Credit.

                  (O)      MARGIN SECURITY AND USE OF PROCEEDS.

         Except as set forth on SCHEDULE 11(O) hereto, none of Parent or any Borrower owns any margin securities, and none of the proceeds of the Loans hereunder shall be used for the purpose of purchasing or carrying any margin securities or for the purpose of reducing or retiring any indebtedness which was originally incurred to purchase any margin securities or for any other purpose not permitted by Regulation U of the Board of Governors of the Federal Reserve System as in effect from time to time.

                  (P)      PARENT, SUBSIDIARIES AND AFFILIATES.

         Except as set forth on SCHEDULE 11(P) hereto, Parent and each Borrower has no parents, Subsidiaries or other Affiliates or divisions, and neither Parent nor any Borrower is engaged in any joint venture or partnership with any other Person. The percentage of ownership of each Subsidiary and Affiliate of Parent or any Borrower listed on SCHEDULE 11(P) (which Schedule may be amended from time to time with the prior written consent of Agent) and all certificates representing such ownership, are set forth on SCHEDULE 11(P) hereto.

                  (Q)      NO DEFAULTS.

         Neither Parent nor any Borrower is in default in any respect under any contract, lease or commitment to which it is a party or by which it is bound, nor does Parent nor any Borrower know of any dispute regarding any such contract, lease or commitment which in any such case would have a Material Adverse Effect on Parent and the Borrowers, taken as a whole.

                  (R)      EMPLOYEE MATTERS.

         There are no controversies pending or, to any Borrower's or Parent's knowledge threatened between Parent or any Borrower and any of its respective employees, agents or independent contractors other than employee grievances arising in the ordinary course of business which would not, in the aggregate, have a Material Adverse Effect on Parent and the Borrowers, taken as a whole, and Parent and each Borrower is in compliance with all federal and state laws respecting employment and employment terms, conditions and practices, except for such non-compliance which would not have a Material Adverse Effect on Parent and the Borrowers, taken as a whole.

                  (S)      INTELLECTUAL PROPERTY.

         Parent and each Borrower possess adequate licenses, patents, patent applications, copyrights, service marks, trademarks, trademark applications, tradestyles and tradenames to continue to conduct their respective businesses substantially as heretofore conducted by them.

                  (T)      ENVIRONMENTAL MATTERS.

         Neither Parent nor any Borrower has generated, used, stored, treated, transported, manufactured, handled, produced or disposed of any Hazardous Materials, on or off its premises (whether or not owned by it) in any manner which at any time violates any Environmental Law or any license, permit, certificate, approval or similar authorization thereunder, and the operations of Parent and each Borrower comply in all material respects with all Environmental Laws and all licenses, permits, certificates, approvals and similar authorizations thereunder. There has been no investigation, proceeding, complaint, order, directive, claim, citation or notice by any governmental authority or any other Person, nor is any pending or to the best of Parent's and each Borrower's knowledge threatened with respect to any non-compliance with or violation of the requirements of any Environmental Law by Parent or such Borrower or the release, spill or discharge, threatened or actual, of any Hazardous Materials or the generation, use, storage, treatment, transportation, manufacture, handling, production or disposal of any Hazardous Materials or any other environmental, health or safety matter, which affects Parent or such Borrower or its business, operations or assets or any properties at which Parent or such Borrower has transported, stored or disposed of any Hazardous Materials. Neither Parent nor any Borrower has material liability (contingent or otherwise) in connection with a release, spill or discharge, threatened or actual, of any Hazardous Materials or the generation, use, storage, treatment, transportation, manufacture, handling, production or disposal of any Hazardous Materials.

                  (U)      ERISA MATTERS.

                  (i) SCHEDULE 11 (U) lists all Title IV Plans and Multiemployer Plans to which Parent or any Borrower is subject as of the Closing Date. As of the Closing Date, copies of all such listed Plans, together with a copy of the three most recent form IRS/DOL 5500-series for each such Plan, to the extent applicable, have been delivered to Agent. Parent and each Borrower has paid and discharged all obligations and liabilities arising under ERISA of a character which, if unpaid or unperformed, might result in the imposition of a lien against any of its properties or assets. Except with respect to Multiemployer Plans, each Qualified Plan has been determined by the Internal Revenue Service to qualify under Section 401(a) of the Internal Revenue Code, and to the knowledge of Parent or the applicable Borrower, nothing has occurred that would cause the loss of such qualification. Except as would not reasonably be expected to have a Material Adverse Effect, each Plan is in material compliance with the applicable provisions of ERISA and the Internal Revenue Code. Neither Parent, any Borrower nor any ERISA Affiliate has failed to make any contribution or pay any amount due as required by either Section 412 of the Internal Revenue Code or Section 302 of ERISA or the terms of any Title IV Plan. Neither Parent nor any Borrower has engaged in any "prohibited transaction," as defined in Section 406 of ERISA and
         Section 4975 of the Internal Revenue Code, in connection with any Plan, that would subject Parent or any Borrower to any material tax on prohibited transactions imposed by Section 502(i) of ERISA or Section 4975 of the Internal Revenue Code.

                  (ii) As of the Closing Date: (A) no Title IV Plan has any Unfunded Pension Liability; (B) no ERISA Event or event described in Section 4062(e) of ERISA with respect to any Title IV Plan has occurred or is reasonably expected to occur; (C) there are no pending, or to the knowledge of Parent or any Borrower, threatened claims (other than claims for benefits in the normal course), sanctions, actions or lawsuits, asserted or instituted against any Plan or any Person as fiduciary or sponsor of any Plan that could result in liability to Parent or any Borrower; (D) within the last five years no Title IV Plan of Parent, any Borrower or any ERISA Affiliate has been terminated, whether or not in a "standard termination" as that term is used in
         Section 404(b)(1) of ERISA, that remains unsatisfied or could reasonably be expected to result in liability to Parent and Borrowers, nor has any Title IV Plan of Parent, any Borrower or any ERISA Affiliate (determined at any time within the past five years) with Unfunded Pension Liabilities been transferred outside of the "controlled group" (within the meaning of Section 4001(a)(14) of ERISA) of Parent, any Borrower or any ERISA Affiliate that has or could reasonably be expected to result in a Material Adverse Effect.

         (V)      LEVY, SEIZURE OR ATTACHMENT.

         No Person has made or has attempted to make any levy, seizure or attachment upon any of the Collateral which could reasonably be expected to have a Material Adverse Effect on the Parent and the Borrowers, taken as a whole.

         (W)      FORMER DHB SUBSIDIARIES.

         Each Former DHB Subsidiary has either been dissolved in accordance with applicable law or is an inactive Subsidiary of the Parent or Borrowers, as applicable, and in any event does not (i) own, lease or otherwise have any interest in any assets or properties, (ii) have any liabilities, or (iii) engage in any business activities.

         (X)      GOVERNMENT CONTRACTS.

         Attached hereto as SCHEDULE 11(X) is a complete and accurate list of all contracts in effect as of the Closing Date between any of Parent or any Borrower, on the one hand, and the United States Government, on the other hand, concerning the sale of Inventory and other products to the United States Government. All of the following information set forth in SCHEDULE 11(X) with respect to each contract listed therein is true and correct as of the Closing
Date: (i) the name and address of the particular department, agency or instrumentality of the United States Government that is the counter-party to the contract; (ii) the name and address of the contracting officer and disbursing officer of the United States Government, (iii) the contract term, (iv) the contract number, and (v) the general description of the subject Inventory and other products. Each amended SCHEDULE 11(X) delivered to Agent pursuant to SUBSECTION 9(B)(I) hereof, and all information of the type described above which is contained therein, shall be true and correct as of the last day of the month for which it is delivered. No Account owing by the United States Government exists that (i) arose under the 0014 Contract prior to the effectiveness of the 0014 Modification P00006, or (ii) arose under the 0030 Contract prior to the effectiveness of the 0030 Modification P00003.

         12.      AFFIRMATIVE COVENANTS.

         Until payment and satisfaction in full of all Liabilities (other than contingent indemnification obligations as to which no unsatisfied claim has been asserted) and termination of this Agreement in accordance with the terms hereof, unless Parent or the Borrowers obtain Requisite Lenders' prior written consent waiving or modifying any of their covenants hereunder in any specific instance, Parent and each Borrower, as applicable, covenant and agree as follows:

                  (A)      MAINTENANCE OF RECORDS.

         Parent and each Borrower shall at all times keep accurate and complete books, records and accounts with respect to all of such Borrower's business activities, in accordance with sound accounting practices and generally accepted accounting principles consistently applied, except as described on SCHEDULE 12(A) hereto, and shall keep such books, records and accounts, and any copies thereof, only at the addresses indicated for such purpose on EXHIBIT B.

                  (B)      NOTICES.

         Parent and the Borrowers shall:

                  (i)      LOCATIONS.  Promptly  (but in no event less than  ten
         (10) days prior to the occurrence thereof) notify Agent of the proposed opening of any new place of business or new location of Collateral, the closing of any existing place of business or location of Collateral, any change in the location of any Borrower's books, records and accounts (or copies thereof), the opening or closing of any post office box, the opening or closing of any bank account or, if any of the Collateral consists of Goods of a type normally used in more than one state, the use of any such Goods in any state other than a state in which the Borrowers have previously advised Agent that such Goods will be used.

                  (ii) ELIGIBLE ACCOUNTS AND INVENTORY. Promptly upon senior management of Parent or any Borrower becoming aware thereof, notify Agent if any Account with a face amount, or any Inventory with a book value, greater than Twenty-Five Thousand and No/100 Dollars ($25,000) identified by the Borrowers to Agent as an Eligible Account or Eligible Inventory, as applicable, becomes ineligible for any reason.

                  (iii) LITIGATION AND PROCEEDINGS. Promptly upon becoming aware thereof, notify Agent of any actions or proceedings which are pending or threatened against Parent or any Borrower which might have a

         Material Adverse Effect on Parent and Borrowers, taken as a whole, and of each Commercial Tort Claim in excess of $100,000 of Parent or any Borrower which may arise, which notice shall constitute Parent's or such Borrower's authorization to amend EXHIBIT C to add such Commercial Tort Claim.

                  (iv) NAMES AND TRADENAMES. Notify Agent within ten (10) days of any change of any Borrower's or Parent's name or the use of any tradename, assumed name, fictitious name or division name not previously disclosed to Agent in writing by a Borrower or Parent.

                  (v) ERISA MATTERS. Promptly notify Agent of (x) the occurrence of any "reportable event" (as defined in ERISA) which might result in the termination by the Pension Benefit Guaranty Corporation (the "PBGC") of any Plan covering any officers or employees of the Parent or any Borrower, any benefits of which are, or are required to be, guaranteed by the PBGC, (y) receipt of any notice from the PBGC of its intention to seek termination of any Plan or appointment of a trustee therefor or (z) its intention to terminate or withdraw from any Plan.

                  (vi) ENVIRONMENTAL MATTERS. Immediately notify Agent upon becoming aware of any investigation, proceeding, complaint, order, directive, claim, citation or notice with respect to any non-compliance with or violation of the requirements of any Environmental Law by Parent or any Borrower or the generation, use, storage, treatment, transportation, manufacture, handling, production or disposal of any Hazardous Materials or any other environmental, health or safety matter which affects Parent or any Borrower or its respective business operations or assets or any properties at which Parent or any Borrower has transported, stored or disposed of any Hazardous Materials.

                  (vii) DEFAULT; MATERIAL ADVERSE CHANGE. Promptly advise Agent of any material adverse change in the business, property, assets, prospects, operations or condition, financial or otherwise, of Parent and the Borrowers, taken as a whole, and of the occurrence of any Default or Event of Default hereunder.

                  (viii) UNITED STATES GOVERNMENT CONTRACTS. Within ten (10) Business Days of entering into any new contract with the United States Government, notify Agent of such event and provide Agent a copy of such new contract and all information and documentation Agent may request, such as size and duration of such contract, the existence of a "no offset commitment" provision, and all information necessary for due submission of a Notice of Assignment under the Federal Assignment of Claims Act of 1940, including any required instruments of assignment executed by the applicable Borrower as required under the Federal Assignment of Claims Act of 1940 (and any comparable notice of assignment under applicable state or local law) with respect to such contract; PROVIDED, HOWEVER, that Parent and Borrowers shall not be required to notify Agent of any new contract with the United States Government so long as at such time the aggregate of all payments contemplated under all contracts with the United States Government not previously disclosed to the Agent (including the contract in question) do not exceed $500,000 in the aggregate. Each contract entered into with the United States Government by Parent or any Borrower on or after the Closing Date shall: (i) not prohibit the assignment thereof to

         Agent (for the benefit of Agent and Lenders), and (ii) if Accounts arising under such contract will be included in Eligible Accounts, expressly provide that, in compliance with 48 C.F.R. 52.232.23 Alternate I (April 1984), all payments to an assignee of any amounts due or to become due under such contract shall not, to the extent specified in the Federal Assignment of Claims Act of 1940, be subject to reduction or setoff by the United States Government.

                  (ix) NOTICE OF DEFAULT UNDER CERTAIN LEASES. Promptly, but in any event within three (3) Business Days of senior management of Parent or any Borrower becoming aware of such default, provide Agent written notice of any default or alleged default under any lease of any property of any Obligor subject to a landlord waiver or similar agreement that could give the applicable landlord the right to terminate such lease.

All of the foregoing notices shall be provided by the Borrowers to Agent in writing.

                  (C)      COMPLIANCE WITH LAWS AND MAINTENANCE OF PERMITS.

                  (i) Parent and each Borrower shall maintain all governmental consents, franchises, certificates, licenses, authorizations, approvals and permits, the lack of which would have a Material Adverse Effect on Parent and the Borrowers, taken as a whole, and Parent and each Borrower shall remain in compliance with all applicable federal, state, local and foreign statutes, orders, regulations, rules and ordinances (including, without limitation,
         Environmental Laws and statutes, orders, regulations, rules and ordinances relating to taxes, employer and employee contributions and similar items, securities, ERISA or employee health and safety) the failure with which to comply would have a Material Adverse Effect on Parent and the Borrowers, taken as a whole. Following any commercially reasonable determination by Agent that there is non-compliance, or any condition which requires any action by or on behalf of Parent or any Borrower in order to avoid non-compliance, with any Environmental Law, Agent may cause, at such Borrower's expense, an independent environmental engineer acceptable to Agent to conduct such tests of the relevant site(s) as are appropriate and prepare and deliver a report to Agent setting forth the results of such tests, a proposed plan for remediation and an estimate of the costs thereof.

                  (ii) Parent and each Borrower shall use its best efforts to comply with all of the provisions of the Federal Assignment of Claims Act of 1940 within sixty (60) days of the Closing Date with respect to each material contract such Borrower entered into with the United States Government prior to the date of this Agreement; PROVIDED that the failure by a Borrower to obtain countersignatures on any notice of assignment shall not, of itself, constitute a Default hereunder. After the Closing Date, each Borrower shall provide Agent with all necessary information and instruments of assignment for each new contract such Borrower enters into with the United States Government that would require notice to Agent pursuant to SUBSECTION 12(B)(VIII) hereof, within five (5) Business Days of entering into such new contract. If within sixty (60) days of the Agent sending a Notice of Assignment to the applicable contracting or disbursement officer indicated by such Borrower with respect to each such new contract, the Agent shall not have received an acknowledgement by the United States Government of receipt of such Notice of Assignment, then Agent may, in its sole discretion, deem any Account related to such new contract to be thereafter excluded from the definition of Eligible Account herein.

                  (D)      INSPECTION AND AUDITS.

         Parent and the Borrowers shall permit Agent, or any Person designated by Agent, to call at any of the respective places of business of Parent and Borrowers, upon reasonable notice and at any reasonable times, and, without hindrance or delay, but without undue disruption to the Parent's and Borrowers' business, to inspect the Collateral and to inspect, audit, check and make extracts from any books, records, journals, orders, receipts and any correspondence of Parent or any Borrower and other data relating to Parent's or any Borrower's business, the Collateral or any transactions between the parties hereto, and shall have the right to make such verification concerning Parent's or any Borrower's business as Agent may consider commercially reasonable under the circumstances. Parent and the Borrowers shall furnish to Agent such information relevant to Agent's and/or any rights under this Agreement and the Other Agreements as Agent shall at any time and from time to time request. Notwithstanding whether the Parent and Borrowers are required to deliver Monthly Desktop Appraisals or Quarterly Appraisals pursuant to SUBSECTIONS 9(B) or 9(C) hereto, Agent hereby expressly reserves the right to require such appraisals be delivered from time to time upon the Agent's reasonable request pursuant to this SUBSECTION 12(D). Agent, through its officers, employees or agents shall have the right, at any time and from time to time, in Agent's name, to verify the validity, amount or any other matter relating to any of the Accounts of any Borrower, by mail, telephone, facsimile, electronic mail or otherwise. Parent and each Borrower authorizes Agent and Lenders to discuss the affairs, finances and business of Parent or such Borrower with any officers, employees or directors of such Borrower or Parent or any Affiliate thereof, and to discuss the financial condition of Parent or such Borrower with Parent's and such Borrower's independent public accountants. Any such discussions shall be without liability to Agent or any Lender or to Parent's or such Borrower's independent public accountants. The Borrowers shall agree jointly and severally to pay to Agent all reasonable and customary fees and all reasonable costs and out-of-pocket expenses incurred by Agent in the exercise of its rights hereunder, including fees in connection with any audits or inspections of any Collateral or Parent's and Borrowers' respective operations or businesses (such fee, the "AUDIT FEE"), which Audit Fee shall be in the amount of $800 per day, per person. All of such fees, costs and expenses shall constitute Liabilities hereunder, shall be payable on demand and, until paid, shall bear interest at the highest rate then applicable to Loans hereunder.

                  (E)      INSURANCE.

         Parent and each Borrower shall:

                  (i) Keep the Collateral properly housed and insured for the full insurable value thereof against loss or damage by fire, theft, explosion, sprinklers, collision (in the case of motor vehicles) and such other risks as are customarily insured against by Persons engaged in businesses similar to that of such Borrower, with such companies, in such amounts, with such deductibles, and under policies in such form, as shall be reasonably satisfactory to Agent. Original (or certified) copies of such policies of insurance have been or shall be, within thirty (30) days of the date hereof, delivered to Agent, together with

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

         evidence of payment of all premiums due therefor, and shall contain an endorsement, in form and substance acceptable to Agent, showing loss under such insurance policies payable to Agent, for the benefit of Agent and Lenders. Such endorsement, or an independent instrument furnished to Agent, shall provide that the insurance company shall give Agent at least thirty (30) days written notice before any such policy of insurance is materially altered or canceled and that no act, whether willful or negligent, or default of Parent, such Borrower or any other Person shall affect the right of Agent to recover under such policy of insurance in case of loss or damage. In addition, after the occurrence and during the continuance of an Event of Default, Parent and each Borrower shall cause to be executed and delivered to Agent an assignment of proceeds of its business interruption insurance policies. Parent and each Borrower hereby directs all insurers under all policies of insurance to pay all proceeds payable thereunder directly to Agent. Parent and each Borrower irrevocably makes, constitutes and appoints Agent (and all officers, employees or agents designated by Agent) as such Parent's or Borrower's true and lawful attorney (and agent-in-fact), after the occurrence and during the continuance of an Event of Default, for the purpose of making, settling and adjusting claims under such policies of insurance, endorsing the name of such Parent or Borrower on any check, draft, instrument or other item of payment for the proceeds of such policies of insurance and making all determinations and decisions with respect to such policies of insurance.

                  (ii) Maintain, at its expense, such public liability and third party property damage insurance as is customary for Persons engaged in businesses similar to that of such Borrower with such companies and in such amounts, with such deductibles and under policies in such form as shall be reasonably satisfactory to Agent and original (or certified) copies of such policies have been or shall be, within thirty (30) days after the date hereof, delivered to Agent, together with evidence of payment of all premiums due therefor; each such policy shall contain an endorsement showing Agent and Lenders as additional insured thereunder and providing that the insurance company shall give Agent at least thirty (30) days written notice before any such policy shall be materially altered or canceled.

If Parent or any Borrower at any time or times hereafter shall fail to obtain or maintain any of the policies of insurance required above or to pay when due any premium relating thereto, then Agent, without waiving or releasing any obligation or default by such Parent or Borrower hereunder, may (but shall be under no obligation to) obtain and maintain such policies of insurance and pay such premiums and take such other actions with respect thereto as Agent deems advisable. Such insurance, if obtained by Agent, may, but need not, protect such Parent's or Borrower's interests or pay any claim made by or against such Parent or Borrower with respect to the Collateral. Such insurance may be more expensive than the cost of insurance such Parent or Borrower may be able to obtain on its own and may be cancelled only upon such Parent or Borrower providing evidence that it has obtained the insurance as required above. All sums disbursed by Agent in connection with any such actions, including, without limitation, court costs, expenses, other charges relating thereto and reasonable attorneys' fees, shall constitute Revolving Loans hereunder, shall be payable on demand by the Borrowers jointly and severally to Agent and, until paid, shall bear interest at the highest rate then applicable to Revolving Loans hereunder.

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

                  (F)      COLLATERAL.

         Parent and each Borrower shall keep the Collateral owned by it in good condition, repair and order (reasonable wear and tear excepted) and shall make all commercially reasonable repairs to the Equipment and replacements thereof so that the operating efficiency and the value thereof shall at all times be preserved and maintained. Parent and each Borrower shall permit Agent and Lenders to examine any of the Collateral owned by it at any time and wherever the Collateral may be located and, Parent and each Borrower shall, immediately upon request therefor by Agent, deliver to Agent any and all evidence of ownership of any of the Equipment owned by it, including, without limitation, certificates of title and applications of title. Parent and each Borrower shall, at the request of Agent, indicate on its records concerning Collateral owned by it a notation, in form satisfactory to Agent, of the security interest of Agent hereunder.

                  (G)      USE OF PROCEEDS.

         All monies and other property obtained by Parent and the Borrower from Agent and Lenders pursuant to this Agreement shall be used (i) for the general business purposes of the Parent and Borrower, including, without limitation, funding the ongoing working capital requirements of the Parent and Borrower and the acquisition of Equipment, and (ii) to fund the payment of transaction costs and expenses in connection with the transactions described in this Agreement.

                  (H)      TAXES.

         Except as set forth on SCHEDULE 11(H), the Parent and each Borrower shall file all required tax returns and pay all of its taxes when due, including, without limitation, taxes imposed by federal, state or municipal agencies, and shall cause any liens for taxes to be promptly released; PROVIDED that Parent and each Borrower shall have the right to contest the assessment or payment of such taxes in good faith by appropriate proceedings so long as (i) the amount so contested is shown on Parent's or such Borrower's financial statements or in the notes thereto; (ii) the contesting of any such assessment or payment does not give rise to a lien for taxes; and (iii) Parent or such Borrower shall establish an adequate reserve therefor to the extent required by generally accepted accounting principles, consistently applied; and PROVIDED, FURTHER, that the items set forth on SCHEDULE 11(H) hereto shall not be excepted from application of this SUBSECTION 12(H) from and after October 1, 2007. If Parent or any Borrower fails to pay any such taxes and in the absence of any such contest by Parent or Borrower, the Lenders may (but shall be under no obligation to) advance and pay any sums required to pay any such taxes and/or to secure the release of any lien therefor, and any sums so advanced by the Lenders shall constitute Revolving Loans hereunder, shall be payable by Parent or Borrowers to Agent (for the benefit of the Lenders) on demand, and, until paid, shall bear interest at the highest rate then applicable to Revolving Loans hereunder. Notwithstanding anything in this SUBSECTION 12(H) to the contrary, Parent and Borrowers shall have thirty (30) days from the filing of the Fiscal Year 2006 Form 10-K of Parent and its Subsidiaries referenced in clause (b) of the definition of "Completed Financial Package" to file any amended tax returns required as a result of the restated financial statements set forth in such Form 10-K.

                  (I)      INTELLECTUAL PROPERTY.

         Parent and each Borrower shall maintain licenses, patents, patent applications, copyrights, service marks, trademarks, trademark applications, tradestyles and tradenames which such Person reasonably deems to be adequate to continue its business substantially as heretofore conducted by it or as hereafter conducted by it.

                  (J)      MANAGEMENT TEAM.

         Parent shall at all times employ (in the same or substantially similar capacities) the senior management personnel that were employed by it as of the Closing Date, or such other senior management personnel selected by Parent and reasonably acceptable to Agent.

                  (K) PATRIOT ACT, BANK SECRECY ACT AND OFFICE OF FOREIGN ASSETS CONTROL.

         As required by federal law and the Agent's and each Lender's policies and practices, the Agent and each Lender may need to obtain, verify and record certain customer identification information and documentation in connection with opening or maintaining accounts, or establishing or continuing to provide services and Parent and each Borrower agrees to provide such information. In addition, and without limiting the foregoing sentence, Parent and each Borrower shall (a) ensure, and cause each Subsidiary to ensure, that no Person who owns a controlling interest in or otherwise controls Parent or any Borrower or any Subsidiary thereof is or shall be listed on the Specially Designated Nationals and Blocked Person List or other similar lists maintained by the Office of Foreign Assets Control ("OFAC"), the Department of the Treasury or included in any Executive Orders, (b) not use or permit the use of the proceeds of the Loans to violate any of the foreign asset control regulations of OFAC or any enabling statute or Executive Order relating thereto, and (c) comply, and cause each of its Subsidiaries to comply, with all applicable Bank Secrecy Act ("BSA") laws and regulations, as amended.

                  (L)      LISTING DEVELOPMENTS.

         On or prior to the first Business day of each calendar month commencing with the calendar month ending October 31, 2007, Parent shall prepare and deliver to Agent a written summary of the status and anticipated timing of Parent becoming relisted on the American Stock Exchange or other nationally recognized stock exchange, which summary shall be in form and substance reasonably acceptable to Agent. Without limiting the foregoing, within five (5) Business Days of becoming aware of any adverse determination with respect to such relisting made by the applicable stock exchange or the SEC, Parent shall notify Agent in writing of such adverse determination and the asserted basis therefor.

         13.      NEGATIVE COVENANTS.

         Until payment and satisfaction in full of all Liabilities (other than contingent indemnification obligations as to which no unsatisfied claim has been asserted) and termination of this Agreement in accordance with the terms hereof, unless Parent and Borrowers obtain Requisite Lenders' prior written consent waiving or modifying any of their covenants hereunder in any specific instance, Parent and each Borrower, as applicable, agree as follows:

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

                  (A)      GUARANTIES.

         No Borrower or Parent shall assume, guarantee or endorse, or otherwise become liable in connection with, the obligations of any Person, except (i) by endorsement of instruments for deposit or collection or similar transactions in the ordinary course of business, (ii) for guaranties given to suppliers, other vendors and customers in the ordinary course of business, (iii) for indemnifications given to the officers, directors and professional advisors of Parent and each Borrower and (iv) pursuant to this Agreement.

                  (B)      INDEBTEDNESS.

         Neither Parent nor any Borrower shall create, incur, assume or become obligated (directly or indirectly), for any loans or other indebtedness for borrowed money other than the Loans and Liabilities, except that Parent or any of the Borrowers may (i) borrow money from a Person other than Agent and Lenders on an unsecured and subordinated basis if a subordination agreement in favor of Agent and Lenders and in form and substance satisfactory to Agent is executed and delivered to Agent relative thereto; (ii) maintain the existing indebtedness listed on SCHEDULE 13(B) hereto; (iii) incur unsecured indebtedness to trade creditors in the ordinary course of business and for the financing of the payment of insurance premiums; (iv) incur indebtedness to extend, renew, replace or refinance any indebtedness expressly permitted hereunder that does not (a) accelerate the scheduled date for payment thereof, (b) increase the principal amounts thereof, (c) materially increase any interest rate or fees applicable thereto, (d) add additional obligors therefor, (e) enhance the collateral thereof or the priority thereof, or (f) include terms and conditions with respect to Parent or any Borrower which are more burdensome or restrictive in any material respect than those included in the indebtedness so extended, renewed, replaced or refinanced; (v) incur Acquired Debt assumed in a Permitted Acquisition under SUBSECTION 13(D) hereof; (vi) incur indebtedness consisting of guaranties or similar contingent obligations if the primary obligations are permitted hereunder (in which case, such guaranties or contingent obligations shall not be considered additional indebtedness); (vii) incur purchase money indebtedness or capitalized lease obligations in connection with Capital
Expenditures permitted pursuant to SUBSECTION 14(A) hereof in an aggregate principal amount not to exceed One Million and No/100 Dollars ($1,000,000) during any Fiscal Year; (ix) incur indebtedness on account of intercompany loans permitted under SUBSECTION 13(F) hereof; and (x) incur other unsecured indebtedness up to Two Hundred Fifty Thousand and no/100 Dollars ($250,000) in principal amount in any Fiscal Year.

                  (C)      LIENS.

         Neither  Parent  nor any  Borrower  shall  grant  or  permit  to  exist
(voluntarily or involuntarily) any lien, claim, security interest or other encumbrance whatsoever on any of its assets, other than Permitted Liens.

                  (D) MERGERS, SALES, ACQUISITIONS, SUBSIDIARIES AND OTHER TRANSACTIONS OUTSIDE THE ORDINARY COURSE OF BUSINESS.

         Neither Parent nor any Borrower shall: (i) enter into any merger or consolidation; PROVIDED, HOWEVER, that any Borrower may merge with and into any other Person, so long as such Borrower is the surviving entity of such merger, and any Borrower may merge with and into any other Borrower; (ii) change the state of its organization or enter into any transaction which has the effect of changing its state of organization (iii) purchase the stock, other equity interests or all or a material portion of the assets of any Person or division of such Person, PROVIDED, HOWEVER, that Parent and Borrowers may purchase out of the ordinary course of their business assets of other Persons in one or more transactions  in an  aggregate  amount not to exceed Two  Million  Five  Hundred
Thousand and no/100 Dollars ($2,500,000) in any one Fiscal Year (each a "PERMITTED ACQUISITION", and collectively, the "PERMITTED ACQUISITIONS") so long as (A) no Default or Event of Default is then continuing or would result from the proposed acquisition, and (B) Borrowers' Adjusted Availability exceeds Twenty Million and no/100 Dollars ($20,000,000) as of each and every day for the thirty (30) day period prior to the consummation of the proposed acquisition and immediately after giving effect to such acquisition, and Borrower Representative, on behalf of Parent and Borrowers, provides evidence reasonably satisfactory to Agent that such condition has been satisfied; or (iv) purchase, redeem or retire any shares of any class of its stock or any other equity interest; PROVIDED, HOWEVER, that Parent may purchase, redeem or retire shares of its stock (or warrants or other rights to receive or purchase shares thereof) solely if: (A) no Default or Event of Default is then continuing or would result from the proposed transaction, (B) both immediately before, and immediately after, giving effect to the proposed transaction, Parent and each Borrower is solvent as described in SUBSECTION 11(M) hereof; and (C) Borrowers' Adjusted Availability shall exceed Twenty Million and no/100 Dollars ($20,000,000) as of each and every day for the thirty (30) day period prior to the consummation of the proposed transaction and immediately after giving effect to such transaction, and Borrower Representative, on behalf of Parent and Borrowers, provides evidence reasonably satisfactory to Agent that such condition has been satisfied. Except to the extent permitted by SUBSECTION 13(F) hereof, no Borrower shall form any Subsidiaries or enter into any joint ventures or partnerships with any other Person.

                  (E)      DIVIDENDS AND DISTRIBUTIONS.

         Neither Parent nor any Borrower shall declare or pay any dividend or other distribution (whether in cash or in kind) on any class of its stock (if it is a corporation) or on account of any equity interest in itself (if it is a partnership, limited liability company or other type of entity), except:

                  (i) to the extent permitted under SUBSECTION 13(F)hereof, and solely for the purposes described therein;

                  (ii) in the event Borrowers file a consolidated income tax return with Parent, the Borrowers may make distributions to Parent to permit Parent to pay federal and state income taxes then due and owing, franchise taxes and other similar licensing taxes incurred in the ordinary course of business; PROVIDED, that the amount of each such distribution shall not be greater, nor the receipt by the Borrowers of tax benefits less, than they would have been had the Borrowers not filed a consolidated income tax return with Parent;

                  (iii) any Borrower may make other cash distributions to Parent not permitted elsewhere in this SUBSECTION 13(E) if: (a) such distributions are used by Parent for the purposes described in subclause (ii) of SUBSECTION 11(I); (b) no Default or Event of Default is then continuing or would result from the proposed distribution, (c) both immediately before, and immediately after, giving effect to such distribution, such Borrower is solvent as described in SUBSECTION 11(M) hereof; and (d) at all times on or prior to the Second Availability Reserve Termination Date, Borrowers' Availability shall exceed Ten Million and no/100 Dollars ($10,000,000) immediately after giving effect to the proposed distribution; and

                  (iv) at any time following the Second Availability Reserve Termination Date, Parent may pay cash dividends on account of its outstanding capital stock if: (a) no Default or Event of Default is then continuing or would result from the proposed dividend, (b) both immediately before, and immediately after, giving effect to such dividend, Parent and each Borrower is solvent as described in SUBSECTION 11(M) hereof, and (c) Borrowers' Adjusted Availability shall exceed Twenty Million and no/100 Dollars ($20,000,000) as of each and every day for the thirty (30) day period prior to the making of the proposed dividend and immediately after giving effect to such dividend, and Borrower Representative, on behalf of Parent and Borrowers, shall have provided evidence reasonably satisfactory to Agent that such condition has been satisfied.

                  (F)      INVESTMENTS; LOANS.

         No Borrower or Parent shall purchase or otherwise acquire, or contract to purchase or otherwise acquire, the obligations or stock of any Person, nor shall Parent or any Borrower lend or otherwise advance funds to any Person, except:

                  (i) to the extent permitted under SUBSECTION 13(E)hereof, and solely for the purposes described therein;

                  (ii) for advances made to employees,officers and directors for travel and other expenses arising in the ordinary course of business;

                  (iii) other loans to employees not exceeding Fifty Thousand Dollars and No/100 Dollars ($50,000) in the aggregate outstanding for all such Persons at any one time;

                  (iv) Permitted Investments which, within a reasonable time following Agent's request, shall be made subject to an account control agreement in form and substance reasonably acceptable to Agent;

                  (v) any Obligor (for purposes of this CLAUSE (V), each a "LENDING OBLIGOR") may loan monies to any other Obligor (for purposes of this SUBSECTION (V), a "BORROWING OBLIGOR"); PROVIDED, that: (a) such loan is permitted under all applicable laws, (b) no Default or Event of Default shall be continuing immediately prior to the time of, or would occur as a result of, making such loan; (c) the proceeds of the loan are used for a purpose not otherwise prohibited under this Agreement or any Other Agreement; (d) both immediately before, and immediately after, giving effect to the loan, each of the Lending Obligor and the Borrowing Obligor is solvent as described in SUBSECTION 11(M) hereof, and (e) the Borrowing Obligor shall have duly executed a

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

         subordinated intercompany note in the form attached hereto as EXHIBIT D and the applicable Lending Obligor making such loan shall have executed an assignment of such subordinated intercompany note in favor of Agent in the form attached as EXHIBIT D; PROVIDED, HOWEVER, that at all times prior to the Second Availability Reserve Termination Date, as a further condition precedent to any Obligor making any loan to any other Obligor, Borrowers' Availability shall exceed Ten Million and no/100 Dollars ($10,000,000) immediately after giving effect to such loan;

                  (vi) Parent and Borrowers may make investments in joint ventures in one or more transactions in an aggregate amount not to exceed Two Million Five Hundred Thousand and No/100 Dollars ($2,500,000) in any one Fiscal Year (each a "PERMITTED JV INVESTMENT," and collectively, the "PERMITTED JV INVESTMENTS") so long as (A) no Default or Event of Default is then continuing or would result from the proposed investment, and (B) Borrowers' Adjusted Availability shall exceed Twenty Million and no/100 Dollars ($20,000,000) as of each and every day for the thirty (30) day period prior to the consummation of the proposed investment and immediately after giving effect to such investment, and Borrower Representative, on behalf of Parent and Borrowers, shall have provided evidence reasonably satisfactory to Agent that such condition has been satisfied; PROVIDED, HOWEVER, that the maximum liability which Parent and the Borrowers can incur in connection with each Permitted JV Investment shall be limited to the amount invested therein.

                  (G)      FUNDAMENTAL CHANGES, LINE OF BUSINESS.

         Neither Parent nor any Borrower shall amend its organizational documents or change its fiscal year in any manner adverse to the interests of the Agent or Lenders, and no Borrower shall enter into a new line of business materially different from its current business of manufacturing, distributing and/or selling protective apparel and equipment (and activities incidental thereto).

                  (H)      EQUIPMENT.

         No Borrower or Parent shall (i) permit any Equipment to become a Fixture to real property unless such real property is owned by such Borrower and is subject to a mortgage in favor of Agent, or (ii) permit any of its Equipment (other than Equipment acquired under purchase money arrangements) to become an accession to any other personal property unless such personal property is subject to a first priority lien in favor of Agent.

                  (I)      USE OF PROCEEDS.

         No Borrower nor any Affiliate thereof shall use any portion of the proceeds of the Loans, either directly or indirectly, for the purpose of (i) purchasing any securities underwritten or privately placed by ABN AMRO Securities (USA) Inc. ("AASI"), an affiliate of Agent, (ii) purchasing from AASI any securities in which AASI makes a market, or (iii) refinancing or making payments of principal, interest or dividends on any securities issued by a Borrower or any Affiliate, and underwritten, privately placed or dealt in by AASI. The proceeds of distributions made by the Borrowers to Parent pursuant to SUBSECTION 13(E) hereof shall only be used by Parent for the respective purposes specified in SUBSECTION 13(E).

                  (J)      AFFILIATE TRANSACTIONS.

         Except as permitted pursuant to SUBSECTIONS 13(B), 13(D), 13(E) and 13(F) hereof, neither Parent nor any Borrower shall conduct, permit or suffer to be conducted, transactions with Affiliates other than in the ordinary course of business (i) pursuant to terms that are less favorable to such Borrower than the terms upon which such transfers or transactions would have been made had they been made to or with a Person that is not an Affiliate, or (ii) transactions between Parent and its Subsidiaries with respect to the purchase from third parties of raw materials, other inventory and centralized services by Parent on behalf of Borrowers, payment of taxes and similar charges, repayment of indebtedness permitted under SUBSECTION 13(F) hereof, expenses of litigation and other legal and administrative proceedings, and general and administrative expenses, in each case pursuant to transfer pricing and other terms compliant with generally accepted accounting principles.

                  (K)      SETTLING OF ACCOUNTS.

         Except in the ordinary course of its business, no Borrower shall settle or adjust any Account identified by the Borrowers as an Eligible Account or with respect to which the Account Debtor is an Affiliate without the consent of Lender; PROVIDED that following the occurrence and during the continuance of an Event of Default, no Borrower shall settle or adjust any Account exceeding $5,000 in value without the consent of Agent.

(                 L)       SUBORDINATION OF INTERCOMPANY INDEBTEDNESS.

         Parent and each Borrower agrees and acknowledges that its right to receive any distribution, dividend, loan or other payment from Parent or any other Borrower pursuant to SUBSECTIONS 13(E) and (F) hereof or otherwise (each, for purposes of this SUBSECTION 13(L), a "DISTRIBUTION") shall be subordinate and junior in right of payment to Agent's and Lenders' right to receive payment of the Liabilities. Parent and each Borrower agrees that, until all of the Liabilities shall have been repaid in full in cash, it shall instruct Parent and each other Borrower not to pay, and agrees not to accept payment of, any Distribution of any kind from Parent or any other Borrower except as expressly permitted under SUBSECTION 13(E). If Parent or any Borrower receives any Distribution or any other amounts from Parent or any other Borrower in violation of this SUBSECTION 13(L) or any other terms of this Agreement, Parent and each Borrower agrees to receive and hold in trust for and promptly turn over to the Agent, in the form received, any such sums at any time paid to, or received by, the Parent or such other Borrower until payment in full of the Liabilities, and to reimburse the Agent for all costs, including reasonable attorney's fees, incurred by the Agent in the course of collecting said sums, should Parent or such Borrower fail voluntarily to turn the same over to the Agent as herein required.

                  (M)      TRANSFER OF ASSETS.

         Notwithstanding the terms of SUBSECTION 13(J) hereof, neither Parent nor any Borrower shall sell, lease, convey or otherwise transfer any of its interest in any assets or property to any Former DHB Subsidiary.

                  (N)      FINANCIAL COVENANT AMENDMENT.

         On or prior to December 31, 2007, Parent and Borrowers shall execute and deliver to Agent the Financial Covenant Amendment, in form and substance reasonably satisfactory to Agent and Requisite Lenders; PROVIDED, HOWEVER, that the deadline for execution and delivery of such Financial Covenant Amendment shall be extended to June 30, 2008 solely if the Borrowers' Availability exceeds $15,000,000 for each Business Day from and including October 1, 2007 through and including June 29, 2008; PROVIDED, FURTHER, that if, on any Business Day from and including January 1, 2008 through and including June 29, 2008 Borrowers' Availability does not exceed $15,000,000, Parent and Borrowers shall execute and deliver to Agent the Financial Covenant Amendment within ten (10) Business Days after the Business Day on which Borrowers' Availability first failed to exceed $15,000,000.

                  (O)      OFAC.

         Neither Holdings nor any Subsidiary of Holdings (i) is a person whose property or interest in property is blocked or subject to blocking pursuant to
Section 1 of Executive Order 13224 of September 23, 2001 Blocking Property and Prohibiting Transactions With Persons Who Commit, Threaten to Commit, or Support Terrorism (66 Fed. Reg. 49079 (2001)), (ii) engages in any dealings or transactions prohibited by Section 2 of such executive order, or is otherwise knowingly associated with any such person in any manner violative of Section 2, or (iii) is a person on the list of Specially Designated Nationals and Blocked Persons or subject to the limitations or prohibitions under any other U.S. Department of Treasury's Office of Foreign Assets Control regulation or executive order.

         14.      FINANCIAL COVENANTS.

         Parent and the Borrowers shall maintain and keep in full force and effect each of the financial covenants set forth below:

                  (A)      CAPITAL EXPENDITURES.

         Parent and Borrowers shall not make any Capital Expenditure if, after giving effect to such Capital Expenditure, the aggregate cost of all such fixed assets purchased or otherwise acquired by Parent and Borrowers would exceed Ten Million and No/100 Dollars ($10,000,000) during any Fiscal Year, commencing with the Fiscal Year ending December 31, 2007.

                  (B)      NET SALES.

         Parent and Borrowers on a consolidated basis shall have, at the end of each period set forth below, Net Sales for such period of not less than the following:

         -------------------------------------------------- ------------------
         PERIOD                                             AMOUNT
         -------------------------------------------------- ------------------
         January 1, 2007  through and  including  February  $47,150,000
         28, 2007
         -------------------------------------------------- ------------------

         -------------------------------------------------- ------------------
         PERIOD                                             AMOUNT
         -------------------------------------------------- ------------------
         January 1, 2007 through and  including  March 31,  $68,465,000
         2007
         -------------------------------------------------- ------------------
         January 1, 2007 through and  including  April 30,  $83,997,000
         2007
         -------------------------------------------------- ------------------
         January 1, 2007  through  and  including  May 31,  $101,260,000
         2007
         -------------------------------------------------- ------------------
         January 1, 2007  through and  including  June 30,  $120,925,000
         2007
         -------------------------------------------------- ------------------
         January 1, 2007  through and  including  July 31,  $136,850,000
         2007
         -------------------------------------------------- ------------------
         January 1, 2007 through and including  August 31,  $155,210,000
         2007
         -------------------------------------------------- ------------------
         January 1, 2007 through and  including  September  $178,900,000
         30, 2007
         -------------------------------------------------- ------------------
         January 1, 2007  through  and  including  October  $186,950,000
         31, 2007
         -------------------------------------------------- ------------------
         January 1, 2007  through and  including  November  $202,580,000
         30, 2007
         -------------------------------------------------- ------------------
         January 1, 2007  through and  including  December  $214,810,000
         31, 2007
         -------------------------------------------------- ------------------
         The twelve  month  period  ending on the last day  $214,810,000 of each  calendar  month from and after the month
         ending January 31, 2008
         -------------------------------------------------- ------------------


15.      DEFAULT.

         The occurrence of any one or more of the following events shall constitute an "EVENT OF DEFAULT" hereunder:

                  (A)      PAYMENT.

         The failure of any of the Borrowers to pay when due, declared due, or demanded by Agent, with the consent or at the request of the Requisite Lenders, any of the Liabilities.

                  (B)      BREACH OF THIS AGREEMENT AND THE OTHER AGREEMENTS.

                  (i) The failure of any Obligor to perform,keep or observe any of the covenants, conditions, promises, agreements or obligations of such Obligor under SECTION 5 (other than SECTION 5(C)), SECTION 6,
         SECTION 7, SECTION 8, SUBSECTIONS 12(A), 12(B)(I), 12(B)(III), 12(B)(VIII), 12(D), 12(E), 12(G), 12(H), 12(K), SECTION 13 or SECTION
         14 of this Agreement or any provision of any Other Agreement to the extent such breach is not capable of being cured;

                  (ii) The failure of any Obligor to perform,keep or observe any covenant contained in any of SUBSECTIONS 9(A), 9(B) or 12(B)(II), and such failure shall have continued unremedied for a period of five
         (5) days;

                  (iii) The failure of any Obligor to perform,keep or observe any covenant contained in any of SUBSECTIONS 9(C), 9(D) or 9(E), and such failure shall have continued unremedied for a period of ten (10) days; and

                  (iv) The failure of any Obligor to perform,keep or observe any of the other covenants, conditions, promises, agreements or obligations of such Obligor under this Agreement or any of the Other Agreements (other than any such term, provision, covenant or agreement that is the subject of another provision of this SECTION 15, in which event such other provision of this SECTION 15 shall apply) and such failure continues for a period of thirty (30) days following the occurrence thereof.

                  (C)      BREACHES OF OTHER OBLIGATIONS.

         The  failure  of  any  Obligor  to  (i)  pay  any  amount  when  due on indebtedness of such Obligor for borrowed money, the then unpaid aggregate principal amount of which is One Hundred Thousand and No/100 Dollars ($100,000) or greater; or (ii) perform, keep or observe any of the covenants, conditions, promises, agreements or obligations of such Obligor under any other agreement with any Person if such failure could reasonably be expected to have a Material Adverse Effect on Parent and Borrower, taken as a whole.

                  (D)      BREACH OF REPRESENTATIONS AND WARRANTIES.

         The making or furnishing by any Obligor to Agent or any Lender of any representation, warranty, certificate, schedule, report or other communication within or in connection with this Agreement or the Other Agreements or in connection with any other agreement between such Obligor and Lender, which is untrue or misleading in any material respect.

                  (E)      LOSS OF COLLATERAL.

         The loss, theft, damage or destruction of, or (except to the extent expressly permitted hereunder) sale, lease or furnishing under a contract of service of any of the Collateral (excluding, for the avoidance of doubt, any write downs of inventory in accordance with generally accepted accounting principles) (each, a "LOSS") having a fair market value in excess of Five
Hundred Thousand and No/100 Dollars ($500,000) unless (i) such Loss is reasonably determined by Agent to be covered by an insurance policy as to which coverage has been or will be accepted by the applicable insurer (less applicable deductible), and (ii) the insurance proceeds in respect of such Loss are paid to the applicable Obligor(s) within one hundred twenty (120) days of the occurrence of such Loss.

                  (F)      BANKRUPTCY OR SIMILAR PROCEEDINGS.

         The commencement of any proceedings in bankruptcy by or against any Obligor or for the liquidation or reorganization of any Obligor, or alleging that such Obligor is insolvent or unable to pay its debts as they mature, or for the readjustment or arrangement of any such Obligor's debts, whether under the United States Bankruptcy Code or under any other law, whether state or federal, now or hereafter existing, for the relief of debtors, or the commencement of any analogous statutory or non-statutory proceedings involving any such Obligor; PROVIDED, HOWEVER, that if such commencement of proceedings against such Obligor is involuntary, such action shall not constitute an Event of Default unless such proceedings are not dismissed within forty-five (45) days after the commencement of such proceedings.

                  (G)      APPOINTMENT OF RECEIVER.

         The appointment of a receiver or trustee for any Obligor, for any of the Collateral or for any substantial part of any such Obligor's assets or the institution of any proceedings for the dissolution, or the full or partial liquidation, or the merger or consolidation (unless such merger or consolidation is otherwise permitted hereunder), of any Obligor which is a corporation, limited liability company or a partnership; PROVIDED, HOWEVER, that if such appointment or commencement of proceedings against such Obligor is involuntary, such action shall not constitute an Event of Default unless such appointment is not revoked or such proceedings are not dismissed within forty-five (45) days after the commencement of such proceedings.

                  (H)      JUDGMENT.

         The entry of any judgment or order in an amount in excess of Two Hundred Fifty Thousand and No/100 Dollars ($250,000) against any Obligor which remains unsatisfied or undischarged and in effect for thirty (30) days after such entry without a stay of enforcement or execution.

                  (I)      DISSOLUTION OF OBLIGOR.

         The dissolution of any Obligor, except by operation of law in connection with a merger transaction expressly permitted under SUBSECTION 13(D) hereof.

                  (J)      DEFAULT OR REVOCATION OF GUARANTY.

         The occurrence of an event of default under, or the revocation or termination of, any agreement, instrument or document executed and delivered by any Person to Agent or any Lender pursuant to which such Person has guaranteed to Agent or any Lender the payment of all or any of the Liabilities or has granted Agent a security interest in or lien upon some or all of such Person's real and/or personal property to secure the payment of all or any of the Liabilities.

                  (K)      LEVY, SEIZURE OR ATTACHMENT.

         The making by any Person of any levy, seizure or attachment upon any of the Collateral having a fair market value in excess of One Hundred Thousand and No/100 Dollars ($100,000).

                  (L)      CRIMINAL PROCEEDINGS.

         The indictment or conviction of any Obligor for any felony.

                  (M)      CHANGE OF CONTROL.

         The failure of Parent to own beneficially and of record 100% of the issued and outstanding shares of capital stock of PACA and at least 99.35% of the issued and outstanding shares of capital stock of Point Blank, or the failure of Parent and Point Blank to collectively own beneficially and of record 100% of the issued and outstanding shares of capital stock of NDL.

                  (N)      MATERIAL ADVERSE CHANGE.

         Any material adverse change in the Collateral, business, property, assets, prospects, operations or condition, financial or otherwise of Parent and the Borrowers, taken as a whole, as determined by Requisite Lenders in their sole judgment, exercised in a commercially reasonable manner, or the occurrence of any event which, in Requisite Lenders' sole judgment, exercised in a commercially reasonable manner, could have a Material Adverse Effect on Parent and the Borrowers, taken as a whole.

          16.     REMEDIES UPON AN EVENT OF DEFAULT.

         (a) Upon the occurrence of an Event of Default described in SUBSECTION 15(F) hereof, all of the Liabilities shall immediately and automatically become due and payable, without notice of any kind. Upon the occurrence of any other Event of Default, all Liabilities may, at the option of Requisite Lenders, and without demand, notice or legal process of any kind, be declared, and immediately shall become, due and payable.

         (b) Upon the occurrence and during the continuance of an Event of Default, (i) Agent may exercise from time to time any rights and remedies available to it under the Uniform Commercial Code and any other applicable law in addition to, and not in lieu of, any rights and remedies expressly granted in this Agreement or in any of the Other Agreements and all of Agent's rights and remedies shall be cumulative and non-exclusive to the extent permitted by law,
(ii) in particular, but not by way of limitation of the foregoing, Agent may, without notice, demand or legal process of any kind (to the extent permitted by applicable law), take possession of any or all of the Collateral (in addition to Collateral of which it already has possession), wherever it may be found, and for that purpose may pursue the same wherever it may be found, and may enter onto any of premises of the Borrowers where any of the Collateral may be, and search for, take possession of, remove, keep and store any of the Collateral until the same shall be sold or otherwise disposed of, and Agent shall have the right to store the same at any of premises of the Borrowers without cost to Agent or Lenders, and (iii) at Agent's request, the Borrowers shall, at Borrowers' expense, which they agree shall be a joint and several obligation, assemble the Collateral and make it available to Agent at one or more places to be designated by Agent and reasonably convenient to Agent and the Borrowers. The Borrowers recognize that if Borrowers fail to perform, observe or discharge any of their Liabilities under this Agreement or the Other Agreements, no remedy at law will provide adequate relief to Agent and Lenders, and agree that Agent shall be entitled to temporary and permanent injunctive relief in any such case without the necessity of proving actual damages. Any notification of intended disposition of any of the Collateral required by law will be deemed to be a reasonable authenticated notification of disposition if given at least ten (10) days prior to such disposition and such notice shall (i) describe Agent and the Borrowers, (ii) describe the Collateral that is the subject of the intended disposition, (iii) state the method of the intended disposition, (iv) state that Borrowers are entitled to an accounting of the Liabilities and state the charge, if any, for an accounting and (v) state the time and place of any public disposition or the time after which any private sale is to be made. Agent and Lenders may disclaim any warranties that might arise in connection with the sale, lease or other disposition of the Collateral and has no obligation to provide any warranties at such time. Any Proceeds of any disposition by Agent of any of the Collateral may be applied by Agent to the payment of reasonable expenses in connection with the Collateral, including, without limitation, legal expenses and reasonable attorneys' fees, and any balance of such Proceeds may be applied by Agent toward the payment of such of the Liabilities, and in such order of application, as Agent may from time to time elect.

         17.      CONDITIONS PRECEDENT.

         (a) The effectiveness of this Agreement and the obligation of Agent and Lenders to fund the Loans, and to issue or cause to be issued Letters of Credit hereunder, is subject to the satisfaction or waiver on or before such funding date of the following conditions precedent as determined by Agent in its sole discretion (provided, that Agent shall notify Parent and Borrowers in writing once it has determined all such conditions have been satisfied or waived):

                  (i) Agent shall have received each of the agreements, opinions, reports, approvals, consents, certificates and other documents set forth on the closing document checklist attached hereto as SCHEDULE 17(A) (the "CLOSING DOCUMENT CHECKLIST");

                  (ii) Since August 22, 2006, no event shall have occurred which has had or could reasonably be expected to have a Material Adverse Effect on Parent and its Subsidiaries, taken as a whole, or on Parent or any Borrower, individually, as determined by Agent or Requisite Lenders in their sole discretion, exercised in a commercially reasonable manner;

                  (iii) Agent shall have received payment in full of all fees and expenses payable to it by the Borrowers or any other Obligor in connection herewith, on or before the Closing Date;

                  (iv) Agent shall have determined that immediately after giving effect to:

                           (A) the making of any Revolving Loans, if any, requested to be made on the Closing Date;

                           (B) the  issuance  of any Letter of  Credit,  if any,
                  requested to be made on the Closing Date;

                           (C) the  payment  of all fees  due  upon the  Closing
                  Date;

                           (D) the payment or  reimbursement by the Borrowers of
                  Agent  for  all  closing   costs  and  expenses   incurred  in
                  connection with the transactions contemplated hereby;

                           (E) all Availability Closing Date Reserves; and

                           (F) assuming  all of  Borrowers'  trade  payables and
                  outstanding debt other than professional fees and restructuring expenses which remain unpaid more than sixty
                  (60) days after the due dates thereof on the date of determination, are paid by drawing additional Revolving Loans, on a PRO FORMA basis, Adjusted Availability shall not be less than Ten Million and No/100 Dollars ($10,000,000);

                  (v) Agent shall have completed to its satisfaction its due diligence review of the Parent and the Borrowers, their business and financial affairs and the members of their management team, Agent shall have received background investigations on the key operating members of such team, and shall have reviewed to its satisfaction the results of a field examination performed by Agent, as of a recent date, of the Collateral, including a Monthly Desktop Appraisal of the Borrowers' Inventory, based on acceptable valuation definitions, and of the Parent's and each Borrower's books and records;

                  (vi) Parent and the Borrowers, taken as a whole, shall be in compliance in all material respects with all applicable legal requirements and shall not be in material default of any of their respective obligations to any third parties;

                  (vii) Agent shall have received and reviewed to its satisfaction evidence of each Borrower's insurance coverage and Agent and Lenders, as applicable, shall have been named as loss payee or additional insured under each policy of insurance (other than workers compensation insurance), the terms of each endorsement naming Agent as loss payee or additional insured to be satisfactory to Agent;

                  (viii) Agent shall have had satisfactory discussions with appropriate personnel of financial institutions with which Parent and/or the Borrowers have had banking or lending relationships;

                  (ix) Agent and counsel to Agent shall have received and reviewed to their reasonable satisfaction all documentation and agreements evidencing and governing any indebtedness of Parent or any Borrower;

                  (x) Agent shall have reviewed to its reasonable satisfaction the corporate and capital structure of Parent and its Subsidiaries, on a consolidated basis, as of the date of this Agreement;

                  (xi) Agent shall have received (i) landlord's waivers with respect to each property being leased by Parent or a Borrower and where a material portion of the Collateral is being stored, and, if required, a waiver from any landlord's mortgagees and (ii) an acknowledgement and waiver of liens from each warehouse in which Parent or a Borrower is storing a material portion of the Inventory;

                  (xii) Agent shall have received and reviewed to its reasonable satisfaction (A) the unclassified sections of each government sales contract to which Parent or a Borrower is party, including without imitation each material contract between DFAS and a Borrower and (B) the duly executed amendments to contract number W91CRB-06-D-0030 between Point Blank and DFAS dated as of August 3, 2006 and contract number W91CRB-04-D-0014 between Point Blank and DFAS dated as of June 7, 2004 which specify that the United States
         Government cannot exercise any offset rights against any of the Borrowers' Accounts;

                  (xiii) Agent shall have received and reviewed to its reasonable satisfaction a Notice of Assignment under the Federal Assignment of Claims Act of 1940 which has been countersigned by DFAS with respect to (A) contract number W91CRB-06-D-0030 between Point Blank and DFAS dated as of August 3, 2006 and (B) contract number W91CRB-04-D-0014 between Point Blank and DFAS dated as of June 7, 2004;

                  (xiv)    no   Default  or   Event   of  Default  would   occur
         immediately after giving effect to this Agreement; and

                  (xv) The Obligors shall have executed and delivered to Agent all such other documents, instruments and agreements which Agent determines are reasonably necessary to consummate the transactions contemplated hereby.

         (b) After the date of the making of the initial Revolving Loans and issuance of the initial Letters of Credit on the Closing Date, if any, the obligation of Agent and Lenders to make any requested Loan or issue any Letter of Credit is subject to the satisfaction of the conditions precedent set forth below. Each such request shall constitute a representation and warranty that such conditions are satisfied:

                  (i) All representations and warranties contained in this Agreement and the Other Agreements shall be true and correct in all material respects on and as of the date of such request, as if then made, other than representations and warranties that relate solely to an earlier date;

                  (ii) No Default or Event of Default shall have occurred and be continuing, or would result from the making of the requested Loan or issuance of the requested Letter of Credit, which has not been waived; and

                  (iii) Since August 22, 2006, no event has occurred which has had or would be reasonably likely to have a Material Adverse Effect on Parent and its Subsidiaries, taken as a whole.

18.      SETTLEMENTS, DISTRIBUTIONS AND APPORTIONMENT OF PAYMENTS.

         (a) On a weekly basis (or more frequently if requested by Agent (a "SETTLEMENT DATE")), Agent shall provide each Lender with a statement of the outstanding balance of the Liabilities as of the end of the Business Day immediately preceding the Settlement Date (the "PRE-SETTLEMENT DETERMINATION DATE") and the current balance of the Loans funded by each Lender (whether made directly by such Lender to Borrowers or constituting a settlement by such Lender of a previous Disproportionate Advance made by Agent on behalf of such Lender to Borrowers). If such statement discloses that such Lender's current balance of the Loans as of the Pre-Settlement Determination Date exceeds such Lender's Pro Rata Share of the Liabilities outstanding as of the Pre-Settlement Determination Date, then Agent shall, on the Settlement Date, transfer, by wire transfer, the net amount due to such Lender in accordance with such Lender's instructions, and if such statement discloses that such Lender's current balance of the Loans as of the Pre-Settlement Determination Date is less than such Lender's Pro Rata Share of the Liabilities outstanding as of the Pre-Settlement Determination Date, then such Lender shall, on the Settlement Date, transfer, by wire transfer the net amount due to Agent in accordance with Agent's instructions. In addition, payments actually received by Agent with respect to the following items shall be distributed by Agent to Lenders as follows:

         (b) Within one (1) Business Day of receipt thereof by Agent, payments to be applied to interest on the Loans shall be paid to each Lender in proportion to its Pro Rata Share, subject to any adjustments for any Disproportionate Advances as provided in SUBSECTION 2(A), so that Agent shall receive interest on the Disproportionate Advances and each Lender shall only receive interest on the amount of funds actually advanced by such Lender;

         (c) Within one (1) Business Day of receipt thereof by Agent, payments to be applied to the Letter of Credit fee set as provided in SUBSECTION 3(A) hereof shall be paid to each Lender in proportion to its Pro Rata Share;

         (d) Within one (1) Business Day of receipt thereof by Agent, payments to be applied to the commitment fee as provided in SUBSECTION 4(C)(I) shall be paid to each Lender in proportion to its Pro Rata Share;

         (e) Within one (1) Business Day of receipt thereof by Agent, payments to be applied to the unused line fee set forth in SUBSECTION 4(C)(II) hereof shall be paid to each Lender in proportion to its Pro Rata Share; and

         (f) Within one (1) Business Day of receipt thereof by Agent, payments to be applied to the prepayment fee set forth in SECTION 10 hereof shall be paid to each Lender in proportion to its Pro Rata Share.

         Notwithstanding the foregoing, Agent shall not be obligated to transfer to any Defaulting Lender any payment made by any Borrower to Agent, nor shall such Defaulting Lender be entitled to share any interest, fees or other payment hereunder, until payment is made by such Defaulting Lender to Agent as required in this Agreement.

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         19.      AGENT.

                  (A)      APPOINTMENT OF AGENT.

                  (i) Each Lender hereby designates LaSalle as Agent to act as herein specified. Each Lender hereby irrevocably authorizes Agent to take such action on its behalf under the provisions of this Agreement and the notes and any other instruments and agreements referred to herein and to exercise such powers and to perform such duties hereunder and thereunder as are specifically delegated to or required of Agent by the terms hereof and thereof and such other powers as are reasonably incidental thereto. Except as otherwise provided herein, Agent shall hold all Collateral and all payments of principal, interest, fees, charges and expenses received pursuant to this Agreement or any of the Other Agreements for the benefit of Lenders. Agent may perform any of its duties hereunder by or through its agents or employees.

                  (ii) The provisions of this SECTION 19 are solely for the benefit of Agent and Lenders (and their respective successors and assigns), and neither Parent, Borrowers, nor any other Obligor shall have any rights as a third party beneficiary of any of the provisions hereof. In performing its functions and duties under this Agreement, Agent shall act solely as agent of Lenders and does not assume and shall not be deemed to have assumed any obligation toward or relationship of agency or trust with or for any Obligor.

                  (B)      NATURE OF DUTIES OF AGENT.

         Agent shall not have duties, obligations or responsibilities except those expressly set forth in this Agreement and the Other Agreements. Neither Agent nor any of its officers, directors, employees or agents shall be liable for any action taken or omitted by it as such hereunder or in connection herewith, unless caused by its or their gross negligence or willful misconduct. The duties of Agent shall be mechanical and administrative in nature; Agent shall not have by reason of this Agreement or the Other Agreements a fiduciary relationship in respect of any Lender; and nothing in this Agreement or the Other Agreements, expressed or implied, is intended to or shall be so construed as to impose upon Agent any obligations in respect of this Agreement or the Other Agreements except as expressly set forth herein.

                  (C)      LACK OF RELIANCE ON AGENT.

                  (i) Independently and without reliance upon Agent, each Lender, to the extent it deems appropriate, has made and shall continue to make (A) its own independent investigation of the financial or other condition and affairs of Agent, each Obligor and any other Lender in connection with the taking or not taking of any action in connection herewith and (B) its own appraisal of the creditworthiness of Agent, each Obligor and any other Lender, and, except as expressly provided in this Agreement, Agent shall not have any duty or responsibility, either initially or on a continuing basis, to provide any Lender with any credit or other information with respect thereto, whether coming into its possession before the making of the Loans or at any time or times thereafter.

                  (ii) Agent shall not be responsible to any Lender for any recitals, statements, information, representations or warranties herein or in any document, certificate or other writing delivered in

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         connection herewith or for the execution,  effectiveness,  genuineness, validity, enforceability, collectibility, priority or sufficiency of this Agreement or the Other Agreements or any notes or the financial or other condition of any Obligor. Agent shall not be required to make any inquiry concerning either the performance or observance of any of the terms, provisions or conditions of this Agreement or the Other Agreements, or the financial condition of any Obligor, or the existence or possible existence of any Event of Default.

                  (D) CERTAIN RIGHTS OF AGENT.

         Agent shall have the right to request instructions from Requisite Lenders or all Lenders, as applicable, pursuant to this Agreement, by notice to each Lender. If Agent shall request instructions from Requisite Lenders or all Lenders, as applicable, with respect to any act or action (including the failure to act) in connection with this Agreement, Agent shall be entitled to refrain from such act or taking such action unless and until Agent shall have received instructions from Requisite Lenders or all Lenders, as applicable, and Agent shall not incur liability to any Person by reason of so refraining. Without limiting the foregoing, no Lender shall have any right of action whatsoever against Agent as a result of Agent acting or refraining from acting hereunder in accordance with the instructions of Requisite Lenders or all Lenders, as applicable.

                  (E)      RELIANCE BY AGENT.

         Agent shall be under no duty to examine, inquire into, or pass upon the validity, effectiveness or genuineness of this Agreement, any of the Other Agreements or any instrument, document or communication furnished pursuant hereto or thereto or in connection herewith or therewith. Agent shall be entitled to rely, and shall be fully protected in relying, upon any note, writing, resolution, notice, statement, certificate, telex, teletype or telecopier message, cablegram, radiogram, order, electronic mail or other documentary, teletransmission or telephone message believed by it to be genuine and correct and to have been signed, sent or made by the proper person. Agent may consult with legal counsel (including counsel for any Obligor with respect to matters concerning any Obligor), independent public accountants and other experts and advisors selected by it and shall not be liable for any action taken or omitted to be taken by it in good faith in accordance with the advice of such counsel, accountants or experts.

                  (F)      INDEMNIFICATION OF AGENT.

         To the extent Agent is not promptly reimbursed and indemnified by Parent and Borrowers, each Lender will reimburse and indemnify Agent, in proportion to its Pro Rata Share, for and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, reasonable and out-of-pocket costs and expenses (including counsel, consultant and other professional advisor fees and disbursements) or disbursements of any kind or nature whatsoever which may be imposed on, incurred by or asserted against Agent in performing its duties hereunder, in any way relating to or arising out of this Agreement; provided, that no Lender shall be liable for any portion of such liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements resulting from Agent's gross negligence or willful misconduct. If any indemnity furnished to Agent for any purpose shall, in the opinion of Agent, be insufficient or become impaired, Agent may call for

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additional  indemnities  and  cease  to do,  or not  commence,  the  acts  to be indemnified against, even if so directed by Requisite Lenders or all Lenders, as applicable, until such additional indemnification is provided. The obligations of Lenders under this SUBSECTION 19(F) shall survive the payment in full of the Liabilities and the termination of this Agreement.

                  (G)      AGENT IN ITS INDIVIDUAL CAPACITY.

         With respect to the Loans made by it pursuant hereto, Agent shall have the same rights and powers hereunder as any other Lender or holder of a note or participation interest and may exercise the same as though it was not performing the duties specified herein; and the terms "Lenders," "Requisite Lenders" or any similar terms shall, unless the context clearly otherwise indicates, include Agent in its individual capacity. Agent may accept deposits from, lend money to, acquire equity interests in, and generally engage in any kind of banking, trust, financial advisor or other business with any Borrower or any Affiliate of any Borrower as if it were not performing the duties specified herein, and may accept fees and other consideration from any Borrower for services in connection with this Agreement and otherwise without having to account for the same to Lenders, to the extent such activities are not in contravention of the terms of this Agreement.

                  (H)      HOLDERS OF NOTES.

         Agent may deem and treat the payee of any promissory note as the owner thereof for all purposes hereof unless and until a written notice of the assignment or transfer thereof shall have been filed with Agent. Any request, authority or consent of any Person who, at the time of making such request or giving such authority or consent, is the holder of any promissory note, shall be conclusive and binding on any subsequent holder, transferee or assignee of such promissory note or of any promissory note or notes issued in exchange therefor.

                  (I)      SUCCESSOR AGENT.

                  (i) Agent may, upon five (5) Business Days' notice to Lenders, Parent and Borrowers, resign at any time (effective upon the appointment of a successor Agent pursuant to the provisions of this SUBSECTION 19(I)) by giving written notice thereof to Lenders, Parent and Borrowers. Upon any such resignation, Requisite Lenders shall have the right, upon five (5) days' notice, to appoint a successor Agent. If no successor Agent shall have been so appointed by Requisite Lenders and accepted such appointment, within thirty (30) days after the retiring Agent's giving of notice of resignation, then, upon five (5) days' notice, the retiring Agent may, on behalf of Lenders, appoint a successor Agent, which shall be a bank or a trust company or other financial institution which maintains an office in the United States, or a commercial bank organized under the laws of the United States of America or of any State thereof, or any affiliate of such bank or trust company or other financial institution which is engaged in the banking business, having a combined capital and surplus of at least Fifty Million and No/100 Dollars ($50,000,000.00).

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                  (ii)     Upon the acceptance  of any appointment  as an  Agent
         hereunder by a successor Agent, such successor Agent shall thereupon succeed to and become vested with all the rights, powers, privileges and duties of the retiring Agent, and the retiring Agent shall be forever released and discharged from its duties and obligations under this Agreement. After any retiring Agent's resignation hereunder as Agent, the provisions of this SECTION 19 shall inure to its benefit as to any actions taken or omitted to be taken by it while it was an Agent under this Agreement.

                  (J)      COLLATERAL MATTERS.

                  (i) Each Lender authorizes and directs Agent to enter into the Other Agreements for the benefit of Lenders. Each Lender hereby agrees that, except as otherwise set forth herein, any action taken by Requisite Lenders in accordance with the provisions of this Agreement or the Other Agreements, and the exercise by the Requisite Lenders of the powers set forth herein or therein, together with such other powers as are reasonably incidental thereto, shall be authorized and binding upon all Lenders. Agent is hereby authorized on behalf of all Lenders, without the necessity of any notice to or further consent from any Lender to take any action with respect to any Collateral or Other Agreements which may be necessary or prudent to perfect and maintain perfected the security interest in and liens upon the Collateral granted pursuant to this Agreement and the Other Agreements.

                  (ii) Without the verbal consent of all Lenders, which consent shall (a) be confirmed promptly thereafter in writing and (b) not be unreasonably withheld or delayed, Agent will not execute any release of Agent's security interest in any Collateral except for releases relating to dispositions of Collateral (x) permitted by this Agreement or (y) in connection with the repayment in full of all of the Liabilities by Borrowers and the termination of all obligations of Agent and Lenders under this Agreement and the Other Agreements; provided, that with the consent of Requisite Lenders, Agent may release its liens on Collateral having a book value not greater than ten percent (10%) of the total book value of all Collateral, as determined by Agent, either in a single transaction or series of related transactions, not to exceed twenty percent (20%) of the book value of all Collateral in any Fiscal Year. Agent shall not be required to execute any such release on terms which, in Agent's opinion, would expose Agent to liability or create any obligation or entail any consequence other than the release of such liens without recourse or warranty. In the event of any sale or transfer of any of the Collateral, Agent shall be authorized to deduct all of the expenses reasonably incurred by Agent from the proceeds of any such sale or transfer.

                  (iii) Lenders hereby agree that the lien granted to Agent in any property sold or disposed of in accordance with the provisions of the Agreement shall be automatically released; provided, however that Agent's lien shall attach to and continue for the benefit of Agent and Lenders in the proceeds and products of such property arising from any such sale or disposition.

                  (iv) To the extent, pursuant to the provisions of this SUBSECTION 19(J), Agent's execution of a release is required to release

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         its lien upon any sale and transfer of Collateral which is consented to in writing by Requisite Lenders or all Lenders, as applicable, and upon at least five (5) business days' prior written request by Borrowers, Agent shall (and is hereby irrevocably authorized by Lenders to) execute such documents as may be necessary or prudent to evidence the release of the liens granted to Agent for the benefit of Lenders herein or pursuant hereto upon the Collateral that was sold or transferred.

                  (v) Agent shall not have any obligation whatsoever to Lenders or to any other Person to assure that the Collateral exists or is owned by a Borrower or any other Obligor or is cared for, protected or insured or that the liens granted to Agent herein or pursuant hereto have been properly or sufficiently or lawfully created, perfected, protected or enforced or are entitled to any particular priority, or to exercise or to continue exercising at all or in any manner or under any duty of care, disclosure or fidelity any of the rights, authorities and powers granted or available to Agent in this
         SECTION 19 or in any of the Other Agreements, it being understood and agreed that in respect of the Collateral, or any act, omission or event related thereto, Agent may act in any manner it may deem appropriate, in its sole discretion, given Agent's own interest in the Collateral as one of Lenders and that Agent shall have no duty or liability whatsoever to Lenders, except for its gross negligence or willful misconduct.

                  (vi) In the event that any Lender receives any Proceeds of any Collateral by setoff, recoupment, exercise of any banker's lien or otherwise, in an amount in excess of such Lender's Pro Rata Share of such Proceeds, such Lender shall purchase for cash (and other Lenders shall sell) interests in each of such other Lender's Pro Rata Share of the Liabilities as would be necessary to cause all Lenders to share the amount so set off or otherwise received with each other Lender in accordance with their respective Pro Rata Shares. No Lender shall exercise any right of setoff, recoupment, banker's lien or other similar right without the prior written consent of Agent.

                  (K)      ACTIONS WITH RESPECT TO DEFAULTS.

         In addition to Agent's right to take actions on its own accord as permitted under this Agreement, Agent shall take such action with respect to any Default or Event of Default as shall be directed by Requisite Lenders or all Lenders, as applicable, under this Agreement; provided, that until Agent shall have received such directions, Agent may (but shall not be obligated to) take such action, or refrain from taking such action, with respect to any such Default or Event of Default as it shall deem advisable and in the best interests of Lenders. No Lender shall have any right individually to enforce or seek to enforce this Agreement or any Other Agreement or to realize upon any Collateral, unless instructed to do so by Agent.

                  (L)      DELIVERY OF INFORMATION.

         Agent shall not be required to deliver to any Lender originals or copies of any documents, instruments, notices, communications or other information received by Agent from any Borrower or any other Obligor, Requisite Lenders, any Lender or any other Person under or in connection with this Agreement or any Other Agreement except (i) as specifically provided in this Agreement or any Other Agreement and (ii) as specifically requested from time to

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time in writing by any Lender with respect to a specific  document,  instrument, notice or other written communication received by and in the possession of Agent at the time of receipt of such request and then only in accordance with such specific request.

                  (M)      DEMAND.

         Subject to the terms of this Agreement, Agent shall make demand for repayment by Borrowers of all Liabilities owing by Borrowers hereunder, after the occurrence of an Event of Default, upon the written request of Requisite Lenders. Agent shall make such demand in such manner as it deems appropriate, in its sole discretion, to effectuate the request of the Requisite Lenders. Nothing contained herein shall limit the discretion of Agent to take reserves, to deem certain Accounts and Inventory ineligible, or to exercise any other discretion granted to Agent in this Agreement.

                  (N)      NOTICE OF DEFAULT.

         Agent shall not be deemed to have knowledge or notice of the occurrence of any Event of Default or any event which, with passage of time or giving of notice, could become an Event of Default, except with respect to Events of Default arising as a result of any Borrower's failure to pay principal, interest or fees required to be paid to Agent for the benefit of Lenders, unless Agent shall have received written notice from a Lender or a Borrower describing such Event of Default or event which, with the passage of time or giving of notice, could become an Event of Default, and which identifies such event as a "notice of default". Upon receipt of any such notice or Agent becoming aware of a Borrower's failure to pay principal, interest or fees required to be paid to Agent for the benefit of Lenders, Agent will notify each Lender of such receipt or event.

         20.      ASSIGNABILITY.

         (a) No Borrower shall have the right to assign this Agreement or any interest therein except with the prior written consent of Agent and all Lenders.

         (b) Any Lender may make, carry or transfer Loans at, to or for the account of, any of its branch offices or the office of an Affiliate of such Lender except to the extent such transfer would result in increased costs to Borrowers.

         (c) Each Lender may, with the consent of Agent which consent shall not be unreasonably withheld, but without the consent of any other Lender or Borrowers, assign to one or more banks or other financial institutions generally involved in extending revolving facilities of the type described herein all or a portion of its rights and obligations under this Agreement and the Other Agreements; provided, that (i) for each such assignment, the parties thereto shall execute and deliver to Agent, for its acceptance and recording in the Register (as defined below), an Assignment and Acceptance Agreement in the form attached hereto as EXHIBIT E (the "ASSIGNMENT AND ACCEPTANCE"), and a processing and recordation fee of Five Thousand and No/100 Dollars ($5,000.00) to be paid to Agent by the assignee, and (ii) no such assignment shall be for less than Ten Million and No/100 Dollars ($10,000,000.00). Upon such execution and delivery of the Assignment and Acceptance to Agent, from and after the date specified as the effective date in the Assignment and Acceptance, (x) the assignee thereunder shall be a party hereto, and, to the extent that rights and obligations

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hereunder have been assigned to it pursuant to such  Assignment and  Acceptance, such assignee shall have the rights and  obligations  of a Lender  hereunder and
(y) the assignor thereunder shall, to the extent that rights and obligations hereunder have been assigned by it pursuant to such Assignment and Acceptance, relinquish its rights (other than any rights it may have pursuant to SECTION 23 of this Agreement which will survive) and be released from its obligations under this Agreement (and, in the case of an Assignment and Acceptance covering all or the remaining portion of an assigning Lender's rights and obligations under this Agreement, such Lender shall cease to be a party hereto).

         (d) By executing and delivering an Assignment and Acceptance, the assignee thereunder confirms and agrees as follows: (i) other than as provided in such Assignment and Acceptance, the assigning Lender makes no representation or warranty and assumes no responsibility with respect to any statements, warranties or representations made in or in connection with this Agreement and the Other Agreements or the execution, legality, validity, enforceability, genuineness, sufficiency or value of this Agreement or any of the Other Agreements, (ii) such assigning Lender makes no representation or warranty and assumes no responsibility with respect to the financial condition of Borrowers or any other Obligor or the performance or observance by any Borrower or any other Obligor of its obligations under this Agreement and the Other Agreements, (iii) such assignee confirms that it has received a copy of this Agreement and the Other Agreements, together with copies of the financial statements referred to in SECTION 9 of this Agreement and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into such Assignment and Acceptance, (iv) such assignee will, independently and without reliance upon Agent, such assigning Lender or any other Lender and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under this Agreement, (v) such assignee appoints and authorizes Agent to take such action as agent on its behalf and to exercise such powers under this Agreement as are delegated to Agent by the terms hereof, together with such powers as are reasonably incidental thereto and (vi) such assignee agrees that it will perform in accordance with their terms all of the obligations which by the terms of this Agreement are required to be performed by it as a Lender.

         (e) Agent shall maintain at its address referred to in SECTION 24 of the Agreement a copy of each Assignment and Acceptance delivered to and accepted by it and a register for the recordation of the names and addresses of Lenders and the Revolving Loan Commitment of, and principal amount of the Loans owing to, each Lender from time to time (the "REGISTER"). The entries in the Register shall be conclusive and binding for all purposes, absent manifest error, and Borrowers, Agent and Lenders may treat each Person whose name is recorded in the Register as a Lender hereunder for all purposes of this Agreement. The Register and copies of each Assignment and Acceptance shall be available for inspection by Borrowers, Agent or any Lender at any reasonable time and from time to time upon reasonable prior notice.

         (f) Upon its receipt of an Assignment and Acceptance executed by an assigning Lender, Agent shall, if such Assignment and Acceptance has been completed and is in substantially the form of EXHIBIT E hereto, (i) accept such Assignment and Acceptance, (ii) record the information contained therein in the Register and (iii) give prompt notice thereof to Borrowers. Within five (5) Business Days after its receipt of such notice, Borrowers shall execute and deliver to Agent in exchange for the surrendered promissory note or notes, a new promissory note or notes to the order of the assignee in amounts equal to such

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assignee's  commitments  and  outstanding  Loans hereunder and, if the assigning
Lender has retained a portion of the Loans, a new promissory note or notes to the order of the assigning Lender in an amount equal to the remaining commitments and outstanding loans hereunder of such assigning Lender under the terms of this Agreement. Such new promissory note or notes shall re-evidence the indebtedness outstanding under the old promissory note or notes and shall be in the aggregate principal amount of such surrendered promissory note or notes, shall be dated of even date herewith and shall otherwise be in substantially the form of the promissory note or notes subject to such assignment.

         (g) Each Lender may sell participations (without the consent of Agent, Borrowers or any other Lender) to one or more parties, in or to all (or a portion) of its rights and obligations under this Agreement (including, without limitation, all or a portion of its Revolving Loan Commitment or the Loans owing to it); provided, that (i) such Lender's obligations under this Agreement shall remain unchanged, (ii) such Lender shall remain solely responsible to the other parties hereto for the performance of such obligations, (iii) Borrowers, Agent, and the other Lenders shall continue to deal solely and directly with such Lender in connection with such Lender's rights and obligations under this Agreement and (iv) such Lender shall not transfer, grant, assign or sell any participation under which the participant shall have rights to approve any amendment or waiver of this Agreement.

         (h) Each Lender agrees that, without the prior written consent of Borrowers and Agent, it will not make any assignment hereunder in any manner or under any circumstances that would require registration or qualification of, or filings in respect of, any Loan or other Liabilities under the securities laws of the United States of America or of any jurisdiction.

         (i) In connection with the efforts of any Lender to assign its rights or obligations or to participate interests, such Lender may disclose any information in its possession regarding Borrowers.

         21.      AMENDMENTS, ETC.

         No amendment or waiver of any provision of this Agreement or any of the Other Agreements, nor consent to any departure by any Obligor therefrom, shall in any event be effective unless the same shall be in writing and signed by Parent, each Borrower, Agent and Requisite Lenders, or if Lenders shall not be parties thereto, by the parties thereto and consented to by Requisite Lenders, and each such amendment, waiver or consent shall be effective only in the specific instance and for the specific purpose for which given; provided, that no amendment, waiver or consent shall, unless in writing and signed by all Lenders, do any of the following: (i) increase the Revolving Loan Commitments of Lenders or subject Lenders to any additional obligations to extend credit to Borrowers, (ii) reduce the principal of, or interest on, the Loans (other than as expressly permitted herein) or any fees hereunder, (iii) postpone any date fixed for any payment in respect of principal of, or interest on, the Loan or any fees hereunder, (iv) change the definition of Pro Rata Shares, or any minimum requirement necessary for Lenders or Requisite Lenders to take any action hereunder, (v) amend or waive this SECTION 21, or change the definition of Requisite Lenders, or (vii) except in connection with the financing, refinancing, sale or other disposition of any asset of Parent or any Borrower

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permitted under this Agreement (or to the extent  Requisite Lender approval only is required with any such release pursuant to SUBSECTION 19(J) hereof), release or subordinate any liens in favor of Agent, for the benefit of Agent and Lenders, on any of the Collateral and provided further, that no amendment, waiver or consent affecting the rights or duties of Agent under this Agreement or any Other Agreement shall in any event be effective, unless in writing and signed by Agent in addition to Lenders required hereinabove to take such action. Notwithstanding any of the foregoing to the contrary, for purposes of voting or consenting to matters with respect to this Agreement and the Other Agreements, a Defaulting Lender shall not be considered a Lender and such Defaulting Lender's Revolving Loan Commitment shall be deemed to be $0 until such Defaulting Lender makes the payments required in this Agreement.

         In the event that any consent, waiver or amendment requiring the agreement of all Lenders as set forth above is agreed to by the Requisite Lenders, but not all Lenders, Agent may, in its sole discretion, cause any non-consenting Lender to assign its rights and obligations under this Agreement and the Other Agreements to one or more new Lenders or existing Lenders in the manner and according to the terms set forth in SECTION 20 of this Agreement; provided, that (i) no Lender may be required to assign its rights and obligations to a new Lender because such lender is unwilling to increase its own loan commitments, (ii) such new Lender must be willing to consent to the proposed amendment, waiver or consent and (iii) in connection with such assignment the new Lender pays the assigning Lender an amount equal to the Liabilities owing to such assigning Lender, including all principal, accrued and unpaid interest and accrued and unpaid fees to the date of assignment. Such assignment shall occur within thirty (30) days of notice by Agent to such non-consenting Lender of Agent's intent to cause such non-consenting Lender to assign its interests hereunder.

         22.      NONLIABILITY OF AGENT AND LENDERS.

         The relationship between Parent and Borrowers, on the one hand, and Agent and Lenders, on the other hand, shall be solely that of obligor and lender. Neither Agent nor any Lender shall have any fiduciary responsibilities to Parent, Borrowers or any other Obligor. Neither Agent nor any Lender undertakes any responsibility to Parent or Borrowers to review or inform Parent, Borrowers or any other Obligor of any matter in connection with any phase of Parent's or Borrowers' business or operations.

         23.      INDEMNIFICATION.

         The Borrowers agree, on a joint and several basis, to defend (with counsel reasonably satisfactory to Lender), protect, indemnify and hold harmless Agent and each Lender, each affiliate or subsidiary of Agent and each Lender, and each of their respective officers, directors, employees, attorneys and agents (each an "INDEMNIFIED PARTY") from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, claims, and out-of-pocket and reasonable costs, expenses and disbursements of any kind or nature (including, without limitation, the disbursements and the reasonable fees of counsel for each Indemnified Party in connection with any investigative, administrative or judicial proceeding, whether or not the Indemnified Party shall be designated a party thereto), which may be imposed on, incurred by, or asserted against, any Indemnified Party (whether direct, indirect or consequential and whether based on any federal, state or local laws or regulations, including, without limitation, securities laws and regulations,

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Environmental  Laws and commercial laws and regulations,  under common law or in equity, or based on contract or otherwise) in any manner relating to or arising out of this Agreement or any Other Agreement, or any act, event or transaction related or attendant thereto, the making or issuance and the management of the Loans or any Letters of Credit or the use or intended use of the proceeds of the Loans or any Letters of Credit; PROVIDED, HOWEVER, that the Borrowers shall not have any obligation hereunder to any Indemnified Party with respect to matters caused by or resulting from the willful misconduct or gross negligence of any Indemnified Party. To the extent that the undertaking to indemnify set forth in the preceding sentence may be unenforceable because it is violative of any law or public policy, the Borrowers shall satisfy such undertaking to the maximum extent permitted by applicable law. Any liability, obligation, loss, damage, penalty, cost or expense covered by this indemnity shall be paid to each Indemnified Party on demand, and, failing prompt payment, shall, together with interest thereon at the highest rate then applicable to Loans hereunder from the date incurred by each Indemnified Party until paid by the Borrowers, be added to the Liabilities of the Borrowers and be secured by the Collateral. The provisions of this SECTION 23 shall survive the satisfaction and payment of the other Liabilities and the termination of this Agreement.

         24.      NOTICE.

         All written notices and other written communications with respect to this Agreement shall be sent by ordinary, certified or overnight mail, by facsimile, electronic mail or delivered in person, and in the case of Agent shall be sent to it at LaSalle Business Credit, LLC, 2 Commerce Square, 2001 Market Street, Suite 2610, Philadelphia, Pennsylvania 19103, attention Credit Manager, facsimile number (267) 386-8841, in the case of a Lender shall be sent to it out the address set forth below its name on the signature page hereto or in the Assignment and Acceptance Agreement and, in the case of Parent or the Borrowers shall be sent to it at its principal place of business set forth on EXHIBIT B hereto or as otherwise directed by Parent or the Borrowers in writing. All notices shall be deemed received upon actual receipt thereof or refusal of delivery.

         25.      CHOICE OF GOVERNING LAW; CONSTRUCTION; FORUM SELECTION.

         THIS AGREEMENT AND THE OTHER AGREEMENTS SHALL BE GOVERNED AND CONTROLLED BY THE INTERNAL LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO SUCH JURISDICTION'S CONFLICTS OF LAWS PRINCIPLES. If any provision of this Agreement shall be held to be prohibited by or invalid under applicable law, such provision shall be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or remaining provisions of this Agreement.

         To induce Agent and Lenders to accept this Agreement, Parent and the Borrowers irrevocably agree that, subject to Agent's sole and absolute election, ALL ACTIONS OR PROCEEDINGS IN ANY WAY, MANNER OR RESPECT, ARISING OUT OF OR FROM OR RELATED TO THIS AGREEMENT, THE OTHER AGREEMENTS OR THE COLLATERAL SHALL BE LITIGATED IN COURTS HAVING SITUS WITHIN THE CITY OF NEW YORK, STATE OF NEW YORK; PROVIDED that Agent may elect to commence an action or proceeding with respect

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to the  Collateral  in another  jurisdiction.  PARENT AND THE  BORROWERS  HEREBY
CONSENT AND SUBMIT TO THE JURISDICTION OF ANY LOCAL, STATE OR FEDERAL COURTS LOCATED WITHIN SAID CITY AND STATE. Parent and the Borrowers hereby irrevocably appoint and designate The Corporation Trust Company located at Corporation Trust Center, 1209 Orange Street, Wilmington, DE 19801 (or any other person having and maintaining a place of business in such state whom Parent and the Borrowers may from time to time hereafter designate upon ten (10) days written notice to Agent and whom Agent has agreed in its sole discretion in writing is satisfactory and who has executed an agreement in form and substance satisfactory to Agent agreeing to act as such attorney and agent), as Parent's and Borrowers' true and lawful attorney and duly authorized agent for acceptance of service of legal process. Parent and the Borrowers agree that service of such process upon such person shall constitute personal service of such process upon Parent and the Borrowers. PARENT AND THE BORROWERS HEREBY WAIVE ANY RIGHT THEY MAY HAVE TO TRANSFER OR CHANGE THE VENUE OF ANY LITIGATION BROUGHT AGAINST PARENT OR ANY OF THE BORROWERS BY AGENT IN ACCORDANCE WITH THIS SECTION.

         26.      CONFIRMATION OF EXISTING OBLIGATIONS.

         Parent, each Borrower, Agent and Lenders each acknowledge and agree that, as of April 2, 2007, (i) the aggregate principal balance of the outstanding Loans under the Prior Loan Agreement was $3,472,359.97, (ii) the aggregate principal balance of the outstanding Letter of Credit Obligations under the Prior Loan Agreement was $620,654.00 (Agent acknowledges that $475,000 of such Letter of Credit Obligations are presently cash collateralized with Loan proceeds, which cash collateral Agent and Lenders agree shall be released and applied to the outstanding Loans within a reasonable time following the effectiveness of this Agreement), (iii) the accrued and unpaid interest arising under the Prior Loan Documents was $2,138.03, and (iii) the aggregate amount of billed but unpaid reimbursable costs and expenses arising under the Prior Loan Documents known to the Agent was $13,416.40. The foregoing amounts do not include any unbilled and/or unknown fees, costs, and expenses that are reimbursable under the Prior Loan Agreement or Prior Loan Documents, all of which fees, costs and expenses Agent and Lenders shall continue to be reimbursable in accordance with the terms hereof. All of the foregoing Liabilities are outstanding, and Borrowers and Parent agree and acknowledge that
(i) they are jointly and severally liable for such Liabilities, and (ii) they have no right of offset, defense, or counterclaim with respect to any of such Liabilities, in each case, both prior to and after giving effect to this Agreement.

         27.      HEADINGS OF SUBDIVISIONS.

         The headings of subdivisions in this Agreement are for convenience of reference only, and shall not govern the interpretation of any of the provisions of this Agreement.

         28.      POWER OF ATTORNEY.

         Parent and the Borrowers acknowledge and agree that their appointment of Agent as their attorney and agent-in-fact for the purposes specified in this Agreement is an appointment coupled with an interest and shall be irrevocable

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until all of the Liabilities (other than inchoate  indemnification  obligations)
are satisfied and paid in full and this Agreement is terminated.

         29.      CONFIDENTIALITY.

         Agent and each Lender hereby agree to use commercially reasonable efforts to assure that any and all information relating to Parent and the Borrowers which is (i) furnished by Parent or a Borrower to Agent or any Lender (or to any affiliate of Agent or any Lender); and (ii) non-public, confidential or proprietary in nature, shall be kept confidential by Agent and such Lender or such affiliate and not used for any purpose other than in connection with this Agreement, the Agent's syndication of this Agreement, and the transactions contemplated hereunder; PROVIDED, HOWEVER, that such information and other credit information relating to Parent or a Borrower may be distributed by Agent or any Lender or such affiliate (subject, to the extent practicable, to the restrictions set forth in this SECTION 29) to Agent's or Lender's or such affiliate's, directors, officers, employees, attorneys, affiliates, assignees, existing or potential assignees, existing or potential participants, auditors, agents and regulators, and upon the order of a court or other governmental agency having jurisdiction over Agent or any other Lender or such affiliate, to any other party; PROVIDED, FURTHER that Agent will have any potential Lender execute a nondisclosure agreement which imposes the confidentiality restrictions contained in this SECTION 29 on such potential Lender prior to distributing any non-public information concerning Parent or any Borrower to such potential Lender. In addition, such information may be distributed by Agent or any Lender to potential participants or assignees of any portion of the Liabilities, PROVIDED, that such potential participant or assignee agrees to follow the confidentiality requirements set forth in this SECTION 29. Parent, the Borrowers, Agent and each Lender further agree that this provision shall survive the termination of this Agreement. Notwithstanding the foregoing, Parent and the Borrowers hereby consent to Lender publishing, with Parent's prior reasonable review) a tombstone or similar advertising material relating to the financing transaction contemplated by this Agreement.

         30.      SYNDICATION.

         Parent and Borrowers hereby agree and acknowledge that Agent may in its discretion, prior to and after the Closing Date, initiate discussions with potential lenders and investors in order to syndicate the Loans. In consultation with Borrowers, Agent will manage and control all aspects of the syndication of the Loans to other financial institutions and lenders ("PRIMARY SYNDICATION"). Parent and Borrowers agree to use commercially reasonable efforts to actively assist and cooperate (and cause each of their respective Affiliates and all necessary parties to assist and cooperate) with Agent in the Primary Syndication process. This assistance includes participation in meetings and preparation of information including the preparation of a confidential information memorandum, presentations and other offering materials to be used in connection with the Primary Syndication and confirming the completeness and accuracy of such materials. Borrowers agree that, until the completion of the Primary Syndication, they shall not (and shall cause their affiliates not to), without the prior written consent of Agent attempt or agree to offer, issue, place, syndicate or arrange any debt securities or debt facilities for the Borrowers or make or authorize any announcement of any of the foregoing. Any assignments of the Loans entered into to complete the Primary Syndication shall not be subject to any consent, minimum amounts and fee provisions set forth in this Agreement. This paragraph shall survive the execution and delivery of this Agreement and

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shall  remain in full  force and  effect  until the  completion  of the  Primary
Syndication.

         31.      COUNTERPARTS.

         This Agreement any of the Other Agreements and any amendments, waivers, consents or supplements may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which, when so executed and delivered, shall be deemed an original, but all of which counterparts together shall constitute but one agreement. Any counterpart delivered by facsimile or other electronic transmission shall constitute, and have the same force and effect as, a manually signed counterpart.

         32.      ELECTRONIC SUBMISSIONS.

         Upon not less than thirty (30) days' prior written notice (the "APPROVED ELECTRONIC FORM NOTICE"), Agent may permit or require (in Agent's reasonable judgment, taking into account Borrowers' existing electronic systems) that any of the documents, certificates, forms, deliveries or other communications, authorized, required or contemplated by this Agreement or the Other Agreements, be submitted to Agent in "APPROVED ELECTRONIC FORM" (as hereafter defined), subject to any reasonable terms, conditions and requirements in the applicable Approved Electronic Forms Notice. For purposes hereof "ELECTRONIC FORM" means e-mail, e-mail attachments, data submitted on web-based forms or any other communication method that delivers machine readable data or information to Agent, and "APPROVED ELECTRONIC FORM" means an Electronic Form that has been approved in writing by Agent (which approval has not been revoked or modified by Agent) and sent to Borrower Representative in an Approved
Electronic  Form  Notice.  Except  as  otherwise  specifically  provided  in the applicable Approved Electronic Form Notice, any submissions made in an applicable Approved Electronic Form shall have the same force and effect that the same submissions would have had if they had been submitted in any other applicable form authorized, required or contemplated by this Agreement or the Other Agreements.

         33.      WAIVER OF JURY TRIAL; OTHER WAIVERS.

         (a) PARENT, THE BORROWERS, AGENT AND EACH LENDER EACH HEREBY WAIVES ALL RIGHTS TO TRIAL BY JURY IN ANY ACTION OR PROCEEDING WHICH PERTAINS DIRECTLY OR INDIRECTLY TO THIS AGREEMENT, ANY OF THE OTHER AGREEMENTS, THE LIABILITIES, THE COLLATERAL, ANY ALLEGED TORTIOUS CONDUCT BY PARENT OR ANY BORROWER OR AGENT OR ANY LENDER OR WHICH, IN ANY WAY, DIRECTLY OR INDIRECTLY, ARISES OUT OF OR RELATES TO THE RELATIONSHIP BETWEEN PARENT AND THE BORROWERS, ON THE ONE HAND, AND AGENT AND LENDERS. IN NO EVENT SHALL AGENT OR ANY LENDER BE LIABLE FOR LOST PROFITS OR OTHER SPECIAL OR CONSEQUENTIAL DAMAGES.

         (b) Parent and each Borrower hereby waive demand, presentment, protest and notice of nonpayment, and further waives the benefit of all valuation, appraisal and exemption laws.

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         (c)      Parent and each Borrower hereby  waive the  benefit of any law that would otherwise restrict or limit Agent or any Lender or any affiliate of Agent or any Lender in the exercise of its right, which is hereby acknowledged and agreed to, to set-off against the Liabilities, without notice at any time hereafter, any indebtedness, matured or unmatured, owing by Agent or any Lender or such affiliate of Agent or any Lender to Parent or any Borrower, including, without limitation, any deposit account at Agent or any Lender or such affiliate.

         (d) PARENT AND EACH BORROWER HEREBY WAIVE ALL RIGHTS TO NOTICE AND HEARING OF ANY KIND PRIOR TO THE EXERCISE BY AGENT OR ANY LENDER OF THEIR RIGHTS TO REPOSSESS THE COLLATERAL OF THE BORROWERS WITHOUT JUDICIAL PROCESS OR TO REPLEVY, ATTACH OR LEVY UPON SUCH COLLATERAL.

         (e) Agent and/or Lenders' failure, at any time or times hereafter, to require strict performance by Parent or any Borrower of any provision of this Agreement or any of the Other Agreements shall not waive, affect or diminish any right of Agent or any Lender thereafter to demand strict compliance and performance therewith. Any suspension or waiver by Agent or any Lender of an Event of Default under this Agreement or any default under any of the Other Agreements shall not suspend, waive or affect any other Event of Default under this Agreement or any other default under any of the Other Agreements, whether the same is prior or subsequent thereto and whether of the same or of a different kind or character. No delay on the part of Agent or any Lender in the exercise of any right or remedy under this Agreement or any Other Agreement shall preclude other or further exercise thereof or the exercise of any right or remedy. None of the undertakings, agreements, warranties, covenants and representations of Parent or the Borrowers contained in this Agreement or any of the Other Agreements and no Event of Default under this Agreement or default under any of the Other Agreements shall be deemed to have been suspended or waived by Agent and/or Lenders unless such suspension or waiver is in writing, signed by a duly authorized officer of Agent, Requisite Lenders or all Lenders, as required herein, and directed to Parent or the Borrowers specifying such suspension or waiver.

34. JOINT AND SEVERAL OBLIGATIONS; GUARANTEES.

         (a) Each Borrower shall be jointly and severally liable with each other Borrower for the payment and performance when due of all Liabilities.

         (b) For purposes of this SUBSECTION 34(B), each of Parent and each Borrower shall be referred to individually as a "GUARANTOR" and collectively, as the "GUARANTORS". Each Guarantor unconditionally guarantees, as a primary obligor and not merely as a surety, jointly and severally with each other Guarantor, the due and punctual payment of the principal and interest on each of the Loans and all Letter of Credit Obligations and all fees due hereunder, in each case when and as due, whether at maturity, by acceleration, by notice of prepayment or otherwise, and the due and punctual performance of all other Liabilities. Each Guarantor further agrees that the Liabilities may be extended and renewed, in whole or in part, without notice to or further assent from it, and that it will remain bound upon its guarantee notwithstanding any extension or renewal of any Liabilities.

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         (c)      Each Guarantor waives  presentment to, demand  of payment from and protest to the Borrowers of any of the Liabilities, and also waives notice of acceptance of its guarantee and notice of protest for nonpayment. The obligations of a Guarantor hereunder shall not be affected by (a) the failure of the Agent to assert any claim or demand or to enforce any right or remedy against the Borrowers or any other Guarantor under the provisions of this Agreement or any of the Other Documents or otherwise; (b) any rescission, waiver, amendment or modification of any of the terms or provisions of this Agreement or any of the Other Agreements; (c) the release of any security held by the Agent for the Liabilities; (d) the failure of the Agent to exercise any right or remedy against any other Guarantor of the Liabilities; (e) failure by Agent or any Lender to take any steps to perfect and maintain its security interest in, or to preserve its rights to, any security or collateral for the Liabilities; (f) the institution of any proceeding under the Bankruptcy Code, or any similar proceeding, by or against Parent or any Borrower or Agents or Lenders' election in any such proceeding of the application of Section 1111(b)(2) of the Bankruptcy Code; (g) any borrowing or grant of a security interest by any Borrower as debtor-in-possession under Section 364 of the Bankruptcy Code; (h) the disallowance, under Section 502 of the Bankruptcy Code, of all or any portion of Agent's or Lenders' claim(s) for repayment of any Liabilities; or (i) any other circumstance which might otherwise constitute a legal or equitable discharge or defense of a guarantor.

         (d) Each Guarantor further agrees that its guarantee constitutes a guarantee of payment when due and not of collection, and waives any right to require that any resort be had by the Agent to any security (including, without limitation, any Collateral) held for payment of the Liabilities or to any balance of any deposit account or credit on the books of the Agent in favor of any Guarantor or any other person.

         (e) The obligations of each Guarantor hereunder shall not be subject to any reduction, limitation, impairment or termination for any reason, including, without limitation, any claim of waiver, release, surrender, alteration or compromise, and shall not be subject to any defense or setoff, counterclaim, recoupment or termination whatsoever by reason of the invalidity, illegality or unenforceability of the Liabilities or otherwise. Without limiting the generality of the foregoing, the obligations of each Guarantor hereunder shall not be discharged or impaired or otherwise affected by the failure of the Agent to assert any claim or demand or to enforce any remedy under this Agreement or under any Other Agreements, by any waiver or modification of any provision thereof, by any default, failure or delay, willful or otherwise, in the performance of the Liabilities, or by any other act or omission which may or might in any manner or to any extent vary the risk of such Guarantor or otherwise operate as a discharge of such Guarantor as a matter of law or equity.

         (f) Each Guarantor further agrees that its guarantee shall continue to be effective or be reinstated, as the case may be, if at any time payment, or any part thereof, of principal of or interest on any Liability is rescinded or must otherwise be returned by the Agent upon the bankruptcy or reorganization of a Guarantor or otherwise.

         (g) Each Guarantor hereby agrees not to assert or exercise, until all Liabilities have been paid or satisfied in full and the Borrowers have no further right to borrow Loans hereunder, any and all rights of subrogation against the Borrowers and their property and all rights of indemnification, contribution and reimbursement from the Borrowers and their property, in each

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case in connection  with this  guarantee and any payments  made  hereunder,  and regardless of whether such rights arise by operation of law, pursuant to contract or otherwise.

         (h) Notwithstanding any provisions of this Agreement to the contrary, it is intended that the joint and several nature of the Liabilities of Parent and Borrowers and the liens and security interests granted by Parent and Borrowers to secure the Liabilities, not constitute a "Fraudulent Conveyance" (as defined below). Consequently, Agent, Lenders, Parent and Borrowers agree that if the Liabilities of Parent or any Borrowers, or any liens or security interests granted by Parent or such Borrower securing the Liabilities would, but for the application of this sentence, constitute a Fraudulent Conveyance, the Liabilities of Parent or such Borrower and the liens and security interests securing such Liabilities shall be valid and enforceable only to the maximum extent that would not cause such Liabilities or such lien or security interest to constitute a Fraudulent Conveyance, and the Liabilities of Parent or such Borrower and this Agreement shall automatically be deemed to have been amended accordingly. For purposes hereof, "Fraudulent Conveyance" means a fraudulent conveyance under Section 548 of Chapter 11 of Title II of the United States Code (11 U.S.C. ss. 101, et seq.), as amended (the "Bankruptcy Code") or a fraudulent conveyance or fraudulent transfer under the applicable provisions of any fraudulent conveyance or fraudulent transfer law or similar law of any state, nation or other governmental unit, as in effect from time to time.

         (i) Parent and each Borrower assumes responsibility for keeping itself informed of the financial condition of Parent and each other Borrower, and any and all endorsers and/or guarantors of any instrument or document evidencing all or any part of Parent or such other Borrower's Liabilities and of all other circumstances bearing upon the risk of nonpayment by Parent or such other Borrowers of their Liabilities and Parent and each Borrower agrees that Agent and Lenders shall not have any duty to advise Parent or such Borrower of information known to Agent or any Lender regarding such condition or any such circumstances or to undertake any investigation not a part of its regular business routine. If Agent or any Lender, in its sole discretion, undertakes at any time or from time to time to provide any such information to Parent or a Borrower, neither Agent nor any Lender shall be under any obligation to update any such information or to provide any such information to Parent or such Borrower on any subsequent occasion.

         35.      WAIVER OF EXISTING DEFAULTS.

         Subject to the effectiveness of this Agreement, Agent and Lenders hereby waive any Events of Default arising prior to the Closing Date under the Prior Loan Documents; provided, that such waiver shall not be deemed or otherwise construed to constitute a waiver of any other Default or Event of Default, or to prejudice any right, power or remedy which Agent or any Lender may now have or may have in the future, under or in connection with this Agreement or any Other Agreements after giving effect to this Agreement, all of which rights, powers and remedies are hereby expressly reserved by Agent and Lenders.

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         36.      EFFECT   OF   AMENDMENT   AND   RESTATEMENT.        Upon   the
effectiveness of this Agreement, the Prior Loan Agreement shall be amended and restated by this Agreement; PROVIDED, HOWEVER, that the Loans and other Liabilities arising under the Prior Loan Agreement and other Prior Loan Documents (collectively, the "PRIOR LIABILITIES") shall, subject to SECTION 26 hereof, continue in full force and effect and the liens and security interests securing payment thereof shall be continuing but shall now be governed by the terms of this Agreement and the Other Agreements. No action or inaction by any of LaSalle, Agent or any Lender prior to the effectiveness date of this Agreement shall be deemed to have established a course of conduct between the parties hereto. Upon the effectiveness of this Agreement, all rights and obligations of the Parent, Borrowers, Agent and Lenders shall be solely as set forth in this Agreement and the Other Agreements. This Agreement shall constitute an amendment and restatement of the terms governing the Prior Liabilities and shall not be deemed to evidence a novation or a repayment and reborrowing of the Prior Liabilities.

         All references to the "Loan Agreement" in the Other Agreements delivered pursuant to or otherwise in connection with the Prior Loan Agreement shall be deemed to refer to this Agreement without further amendment of such Other Agreements. The Other Agreements executed in connection with the Prior Loan Agreement that are not superseded by corresponding Other Agreements executed and delivered in connection with this Agreement shall remain in full force and effect (collectively, the "CONTINUING OTHER AGREEMENTS"). All references to the Prior Loan Agreement in the Continuing Other Agreements shall be deemed to refer to this Agreement without further amendment thereof. Parent, Borrowers, Agent and Lenders hereby acknowledge and agree that each of the Continuing Other Agreements remains in full force and effect and hereby ratify and reaffirm all of their respective payment and performance obligations, contingent or otherwise, under each of the Continuing Other Agreements to which they are a party and, to the extent Parent and Borrowers granted liens on or security interests in any of their properties pursuant to any of the Continuing Other Agreements as security for the Liabilities, Parent and Borrowers hereby ratify and reaffirm such grants of security and confirm and agree that such liens and security interests secure all of the Liabilities and remain in full force and effect after giving effect to this Agreement.




                [REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK]


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         IN WITNESS WHEREOF,  the parties hereto have duly executed this Amended and Restated Loan and Security Agreement as of the date first written above.

                          LASALLE BUSINESS CREDIT, LLC, successor by merger to LASALLE BUSINESS CREDIT, INC., as Agent and a Lender

                          By:__________________________________________________

                          Name: ______________________________

                          Its:_________________________________________________

                          REVOLVING LOAN COMMITMENT: $35,000,000






      [Signature Page to Amended and Restated Loan and Security Agreement]

         IN WITNESS WHEREOF, the parties hereto have duly executed this Amended and Restated Loan and Security Agreement as of the date first written above.

                          PROTECTIVE APPAREL CORPORATION OF AMERICA, as Borrower


                          By:__________________________________________________

                          Name: ______________________________

                          Its:_________________________________________________


                          POINT BLANK BODY ARMOR INC., as Borrower


                          By:__________________________________________________

                          Name: ______________________________

                          Its:_________________________________________________



                          NDL PRODUCTS, INC., as Borrower


                          By:__________________________________________________

                          Name: ______________________________

                          Its:_________________________________________________



                          DHB INDUSTRIES, INC., as Guarantor


                          By:__________________________________________________

                          Name: ______________________________

                          Its:_________________________________________________



      [Signature Page to Amended and Restated Loan and Security Agreement]